UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
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Northrop Grumman Corporation

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April 2, 2021
On behalf of the Board of Directors and management team, we cordially invite you to attend Northrop Grumman Corporation's 2021 Annual Meeting of Shareholders. In light of the ongoing COVID-19 pandemic we have scheduled this year's meeting to be held in a virtual only format on Wednesday, May 19, 2021 beginning at 8:00 a.m., Eastern Daylight Time, to help protect the health and well-being of all our stakeholders.
We look forward to engaging with those of you who are able to attend our virtual meeting. At this meeting, shareholders will vote on matters set forth in the accompanying Notice of 2021 Annual Meeting of Shareholders and Proxy Statement. We will also provide a report on our Company.
Together with our suppliers and partners, we operated through the pandemic, executed well on our programs, and won new business that strengthens our foundation for the future. We began the year operating in a new sector structure that aligned our unique capabilities in space, missiles, advanced weapons, mission systems, and aeronautics. Our 2020 results demonstrate that our strategy is creating value. We captured approximately $53 billion in new awards, which increased total backlog by 25% to $81 billion; sales rose 9%, diluted EPS increased 44%, MTM-adjusted diluted EPS* increased 11.5%, cash provided by operating activities totaled $4.3 billion after a $750 million discretionary pension contribution, and adjusted free cash flow* increased 18% to $3.7 billion.
We continued to execute a balanced capital deployment strategy that prioritizes investing in our business, maintaining a strong balance sheet, and returning cash to our shareholders. We increased internal R&D spending to $1.1 billion and capital expenditures rose to $1.4 billion to support continued innovation and affordability for our customers. We again strengthened our balance sheet by making a $750 million voluntary contribution to our pension plans. Our robust cash generation also enabled the return of $1.4 billion to our shareholders through dividends and share repurchases, and we raised our quarterly dividend by approximately 10%, our 17th consecutive annual increase, a notable accomplishment in last year's challenging environment.
In December, we announced the divestiture of our IT services business for $3.4 billion. This latest portfolio shaping action sharpens our focus on growing core businesses where technology and innovation are key differentiators to address our customers' most challenging national security missions. The proceeds from this sale, along with substantial cash on our balance sheet, will enable continued investment in our business, deleveraging of our balance sheet and return of cash to shareholders.
While delivering strong financial results is a primary focus of our Company, we continue to strengthen our culture through leading environmental, social and governance practices. Female representation on our Board continues to exceed more than 30%. During the period from 2010 to 2020, women on our senior executive team increased from 8% to 55%, and at the vice president level from 16% to 32%. DiversityInc named us one of their Top 50 Companies for Diversity for the 11th year in a row; we were named as one of Equileap's top 25 companies on the S&P 500 for gender equality; and were included on the 2020 Best of the Best Top Supplier Diversity Programs by U.S. Veterans magazine. In addition, we were included for the fifth consecutive year in the Dow Jones Sustainability Index for North America; and we maintained our leadership score in CDP's 2020 climate change program for the ninth consecutive year. We continue to be actively engaged with our shareholders to ensure our governance, compensation and sustainability practices are well designed to support long-term profitable growth and value creation for all our stakeholders.
Your vote is important. Your proxy or voting instruction card includes specific information regarding the several ways to vote your shares. We encourage you to vote as soon as possible. You may vote over the internet, by telephone or mobile device, or by mailing a proxy or voting instruction card.
Thank you for your support and continued interest in Northrop Grumman Corporation.

Kathy Warden	Donald E. Felsinger

Chairman, Chief Executive Officer and President	Lead Independent Director
 * This metric is a non-GAAP financial measure. For more information, see "Appendix A - Use of Non-GAAP Financial Measures."
NOTICE OF 2021 ANNUAL MEETING OF SHAREHOLDERS AND PROXY STATEMENT I

Notice of 2021 Annual Meeting of Shareholders

Wednesday, May 19, 2021
8:00 a.m., Eastern Daylight Time

The 2021 Annual Meeting of Shareholders (Annual Meeting) of Northrop Grumman Corporation (Company) will be held on Wednesday, May 19, 2021 at 8:00 a.m., Eastern Daylight Time.
In light of the COVID-19 pandemic, we will hold our Annual Meeting in a virtual only format to help protect the health and well-being of all our stakeholders.
•You will be able to vote at, and participate in, the Annual Meeting by visiting www.meetingcenter.io/241697037.
•Certain materials customarily made available at shareholder meetings (including the proxy materials and our shareholder list) will be available during the virtual meeting.
•Additional details regarding the logistics of the meeting can be found in the accompanying Proxy Statement, on the Investor Relations section of our website (www.northropgrumman.com) and www.edocumentview.com/noc.
Shareholders of record at the close of business on March 23, 2021 are entitled to vote at the Annual Meeting. The following items are on the agenda:
1.The election of the 12 nominees named in the accompanying Proxy Statement;
2.A proposal to approve, on an advisory basis, the compensation of our Named Executive Officers;
3.A proposal to ratify the appointment of Deloitte & Touche LLP as our Independent Auditor for the year ending December 31, 2021;
4.A shareholder proposal that the Company assess and report on potential human rights impacts that could result from governments' use of our products and services, including in conflict-affected areas;
5.A shareholder proposal to move to a 10% ownership threshold for shareholders to request action by written consent; and
6.Any other business as may properly come before the Annual Meeting or any adjournment or postponement thereof by or at the direction of the Board of Directors.
We encourage all shareholders to vote on the matters described in the accompanying Proxy Statement prior to the Annual Meeting. Please see the section entitled "Questions and Answers About the Annual Meeting" on page 84 for information about voting over the internet, by telephone or mobile device, or by mailing a proxy or voting instruction card.

By order of the Board of Directors,

Jennifer C. McGarey Corporate Vice President and Secretary
April 2, 2021

Important Notice Regarding the Availability of Proxy Materials for the Shareholders Meeting to be held on May 19, 2021: The Proxy Statement for the 2021 Annual Meeting of Shareholders and the Annual Report for the year ended December 31, 2020 are available at: www.edocumentview.com/noc.

NOTICE OF 2021 ANNUAL MEETING OF SHAREHOLDERS AND PROXY STATEMENT l

NOTICE OF 2021 ANNUAL MEETING OF SHAREHOLDERS AND PROXY STATEMENT I i

ii I NOTICE OF 2021 ANNUAL MEETING OF SHAREHOLDERS AND PROXY STATEMENT

PROXY STATEMENT SUMMARY

This summary highlights information contained elsewhere in this Proxy Statement, reflecting certain business, compensation and corporate governance highlights. For additional information about these topics, please refer to the discussions contained in this Proxy Statement and in our Annual Report on Form 10-K for the year ended December 31, 2020 (2020 Form 10-K) filed with the United States (U.S.) Securities and Exchange Commission (SEC) on January 28, 2021. Please also refer to our Sustainability Report which can be found on our website at www.northropgrumman.com/sustainabilityreport. This Proxy Statement contains certain non-GAAP financial measures, which are identified with asterisks. For more information, including definitions, reconciliations to the most directly comparable GAAP (accounting principles generally accepted in the United States of America) measure and why we believe these measures may be useful to investors, see "Appendix A - Use of Non-GAAP Financial Measures." We intend to mail a Notice of Internet Availability of Proxy Materials to shareholders of record and to make this Proxy Statement and accompanying materials available on the internet on or about April 2, 2021.

2020 Performance Highlights (page 41)
2020 was an outstanding year for our Company. We began the year operating in a new sector structure that aligned our unique capabilities in space, missiles, advanced weapons, mission systems and aeronautics. Our financial results demonstrate that our strategy is creating value for our shareholders, customers and employees.
2020 sales rose 9%, operating income increased 2%, segment operating income* increased 5%, diluted earnings per share increased 44% and MTM-adjusted diluted earnings per share* increased 11.5%. Sales growth reflects higher revenue at all four of our sectors, with topline increases of 18% at Space Systems and 9% at Aeronautics Systems. We captured nearly $53 billion in new business, 1.4 times 2020 sales, and our total backlog increased 25% to approximately $81 billion. 2020 was the third consecutive year that our new awards exceeded sales. Cash provided by operating activities totaled $4.3 billion after the $750 million discretionary pension contribution, and adjusted free cash flow* increased 18% to $3.7 billion.
Our strong cash generation enabled us to continue deploying cash for the benefit of our customers, shareholders and employees. In 2020, our capital expenditures totaled $1.4 billion, and we invested $1.1 billion in R&D. We are investing to strengthen the foundation for long-term profitable growth and drive affordability for our customers. We returned $1.4 billion to our shareholders through dividends and share repurchases. We increased our quarterly dividend by approximately 10% to $1.45 per share, and reduced our weighted average share count by 1%.

Diluted EPS increases 44% to $19.03; MTM-adjusted diluted EPS* increases 11.5% to $23.65	9% Sales increase to $36.8 billion Total backlog increases 25% to ~$81 billion	Share repurchases and dividends total $1.4 billion; ~10% increase in quarterly dividend per share	$1.4 billion Capital Expenditures Internal R&D spending of $1.1 billion	$4.3 billion Cash Provided by Operations after pension contribution $3.7 billion Adjusted Free Cash Flow*
* This metric is a non-GAAP financial measure. For more information, see "Appendix A - Use of Non-GAAP Financial Measures."

NOTICE OF 2021 ANNUAL MEETING OF SHAREHOLDERS AND PROXY STATEMENT I 1

PROXY STATEMENT SUMMARY

2020 Executive Compensation Highlights (page 40)
We are committed to performance-based executive compensation programs that align with shareholders' interests and our strategy of investing for and delivering long-term profitable growth. In 2020, despite the unique and challenging conditions that stemmed from the COVID-19 pandemic, we have continued to maintain robust pay-for-performance practices. All incentive plan performance payouts reflect our performance against our 2020 goals, with no adjustments for COVID-19 impacts. Consistent with prior years, we continued to tie compensation outcomes with critical non-financial metrics such as diversity, inclusion, environmental sustainability and safety.
We sustained strong financial performance in 2020. Our 2020 Annual Incentive Plan (AIP) payout was 143%. Our 2020 Long-Term Incentive Plan (LTIP) payout was 105% for our named executive officers (NEOs). These payouts resulted from excellent execution even during a period of economic volatility driven by COVID-19 impacts on the broader market.

The following highlights the governing principles of our 2020 executive compensation programs:

Over 80% of Executive Compensation is Variable Based	Stock Ownership Guidelines for All Officers: CEO 7x Other NEOs 3x	3-Year Mandatory Holding Period for 50% of Vested Shares	Recoupment Policy on Cash and Equity Incentive Payouts	No Individual Change in Control Agreements	Non-financial Metrics in Annual Incentives

Board Nominees (pages 7-13)

Name	Age (1)	Director since	Professional Background	Committee Memberships				Other Public Company Boards
				Audit	Comp	Gov	Policy
David P. Abney	65	06/2020	Former Executive Chairman of the Board of Directors and Chief Executive Officer of United Parcel Service, Inc. (UPS)					1
Marianne C. Brown	62	03/2015	Former Chief Operating Officer, Global Financial Solutions, Fidelity National Information Services, Inc.					3
Donald E. Felsinger	73	02/2007	Lead Independent Director, Northrop Grumman Corporation; Former Chairman and CEO, Sempra Energy					1
Ann M. Fudge	69	03/2016	Former Chairman and Chief Executive Officer, Young & Rubicam Brands					1
William H. Hernandez	73	09/2013	Former Senior Vice President and CFO, PPG Industries, Inc.					—
Madeleine A. Kleiner	69	10/2008	Former Executive Vice President and General Counsel, Hilton Hotels Corporation					1
Karl J. Krapek	72	09/2008	Former President and COO, United Technologies Corporation					2
Gary Roughead	69	02/2012	Retired Admiral, United States Navy and Former Chief of Naval Operations					—
Thomas M. Schoewe	68	08/2011	Former Executive Vice President and CFO, Wal-Mart Stores, Inc.					2
James S. Turley	65	02/2015	Former Chairman and Chief Executive Officer, Ernst & Young					3
Kathy J. Warden	49	07/2018	Chairman, Chief Executive Officer and President, Northrop Grumman Corporation	—	—	—	—	1
Mark A. Welsh III	67	12/2016	Dean of the Bush School of Government and Public Service, Texas A&M University; Retired General, United States Air Force and Former Chief of Staff, United States Air Force					—
(1)Age as of April 2, 2021. = Chair = Member
2 I NOTICE OF 2021 ANNUAL MEETING OF SHAREHOLDERS AND PROXY STATEMENT

PROXY STATEMENT SUMMARY

Board Nominee Highlights
The charts below reflect the tenure, independence and broad experience of our board nominees.

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PROXY STATEMENT SUMMARY

Governance Highlights (pages 14-28)
We are committed to high standards of corporate governance and have a robust corporate governance program intended to promote the long-term success of our Company. Some highlights of our corporate governance practices are listed below.

Board Structure and Governance	✓	The Board is approximately 92% independent.
	✓	Of the 12 directors standing for election, 4 are women (including our Chair) and 2 are people of color.
	✓	Each of the Audit and Risk, Compensation, Governance and Policy Committees is comprised entirely of independent directors.
	✓	Our policy limits the number of boards on which our directors serve (no more than three other public company boards without special approval) to avoid overboarding.
	✓	The independent directors regularly hold both executive sessions led by our Chairman and independent sessions led by our Lead Independent Director.
✓
Our Lead Independent Director, appointed annually by the independent directors, is empowered with a robust set of responsibilities and provides additional independent oversight of senior management and Board leadership.

✓
All directors are elected annually based on a majority voting standard in uncontested elections, with a director resignation policy if a director fails to receive a majority of votes cast "for" his or her election.

	✓	The Board nominees reflect a balanced mix of directors with deep Company and industry knowledge, and fresh and diverse perspectives, with an average director tenure of 7.3 years.
✓
The Board and each Committee annually conduct a thorough self-assessment process focused on Board or Committee performance, respectively. In addition, each director completes an individual director evaluation for each of the other directors and receives feedback on his or her own performance.

	✓	We are committed to Board refreshment and have a director retirement policy for directors who reach the age of 75; we have added six new directors to the Board since the beginning of 2015.
	✓	One of our directors - Thomas Schoewe - was selected for the 2020 NACD Directorship 100 list. Another of our directors - William Hernandez - was selected as one of the 15 Most Relevant Hispanic Directors by Latino Leaders Magazine.

Shareholder Rights	✓
The Board has long adopted a progressive governance structure that includes a proxy access bylaw provision, allowing eligible shareholders to include their own director nominees in the Company's proxy materials.

	✓	Shareholders holding at least 25% of our common stock also have the right to call a special meeting.
	✓	Shareholders holding at least 25% of our common stock also have the right to take action by written consent.
	✓	Shareholders have the ability to communicate and meet directly with our management and directors as needed.
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PROXY STATEMENT SUMMARY

Corporate Responsibility and Sustainability	✓
We have a robust corporate responsibility and sustainability program and publish an annual report detailing numerous aspects of our social, environmental and governance performance, with an independent external review panel engaged to provide feedback and advice.

✓
We have a strong ethics program with standards of business conduct that help guide and promote good governance, responsible business practices and the highest standards of integrity throughout the Company.

✓
We have a strong corporate culture, focused on ethics, trusted relationships, respect, diversity, equity and inclusion, performance, innovation and delivering extraordinary results for all our stakeholders.

	✓	We have extensive and long-standing programs to fulfill our commitment to diversity, equity and inclusion throughout the Company and support diverse communities.
✓
We have a human rights policy that was revised in 2020 to emphasize our strong commitment to human rights. We have a Human Rights Working Group comprised of senior representatives from different functions and operations, and led by our General Counsel. Our Policy Committee receives regular reports on our human rights practices as part of its oversight role.

✓
We integrate our environmental program into our organizational culture, reducing our environmental footprint and driving affordability. Our executive officers are accountable for achieving environmental sustainability goals, which is one of our seven non-financial corporate performance metrics. We are further enhancing our environmental goals consistent with evolving standards.

✓
We disclose our political contributions policy and various trade association memberships on our website. After a pause in spending, we updated the criteria we use for making ENGPAC contributions, clarifying they need to be consistent with our business objectives and Company values.

	✓	We have a robust recoupment policy which provides the Board of Directors with the ability to recoup the incentive compensation of elected officers and others under various circumstances.

Stock Ownership	✓	We have stock ownership guidelines of 7x base salary for the CEO and 3x base salary for other named executive officers, as well as stock holding requirements of three years from the vesting date.
	✓	We have stock ownership guidelines of 5x the annual cash retainer for our non-employee directors.
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PROXY STATEMENT SUMMARY

Shareholder Engagement
We regularly engage with our shareholders to understand their perspectives on our Company, including our strategies, performance, and executive compensation, as well as our cash deployment and our environmental, social and governance practices. This ongoing dialogue, in which both members of management and directors participate, has helped inform the Board's decision-making and ensures we remain well-aligned as we work to promote the long-term interests of our shareholders.
Since our 2020 annual meeting, we have offered to engage on governance-related and other sustainability topics with shareholders representing approximately 60% of our outstanding shares. We have engaged with shareholders representing approximately 30% of our outstanding shares to learn their perspectives on the Company and these topics. While a number of our shareholders declined engagement, we believe it is a best practice to offer engagement to shareholders representing a majority of our shares outstanding. These efforts are in addition to normal course outreach conducted by our Investor Relations team and members of senior management with portfolio managers and analysts. We also meet with shareholders at investor conferences held throughout the year.
The Company has a substantial record of adopting provisions or modifying practices with the benefit of, and to reflect, shareholder input. Examples include provisions regarding proxy access, the right of shareholders to call a special meeting and the right of shareholders to act by written consent, as well as the use of full value shares and performance-based long-term incentives for our executives.

Annual Shareholders' Meeting

Time: May 19, 2021, 8:00 a.m., Eastern Daylight Time	Record Date: You can vote if you were a shareholder of record at the close of business on March 23, 2021.
Place: Virtual Annual Meeting which can be accessed by visiting www.meetingcenter.io/241697037	Admission: You will need your control number to attend as a shareholder. See "Questions and Answers About the Annual Meeting" in this Proxy Statement for more information.

Voting Matters and Board Recommendations

	Board Vote Recommendation	Page Reference
Proposal One: Election of Directors	FOR each Director Nominee	7
Proposal Two: Advisory Vote on Compensation of Named Executive Officers	FOR	38
Proposal Three: Ratification of Appointment of Independent Auditor	FOR	75
Proposal Four: Shareholder Proposal That the Company Assess and Report on Potential Human Rights Impacts That Could Result from Governments' Use of Our Products and Services, Including in Conflict Affected Areas	AGAINST	78
Proposal Five: Shareholder Proposal to Move to a 10% Ownership Threshold for Shareholders to Request Action by Written Consent	AGAINST	81

6 I NOTICE OF 2021 ANNUAL MEETING OF SHAREHOLDERS AND PROXY STATEMENT

PROPOSAL ONE: ELECTION OF DIRECTORS

2021 Nominees for Director
Our Board has nominated 12 directors for election at the Annual Meeting. Each of the director nominees has consented to serve, and we do not know of any reason why any of them would be unable to serve, if elected. If a nominee becomes unavailable or unable to serve before the Annual Meeting (for example, due to serious illness), the Board may determine to leave the position vacant, reduce the number of authorized directors or designate a substitute nominee. If any nominee becomes unavailable for election to the Board, an event which is not anticipated, the proxyholders will have full discretion and authority to vote, or refrain from voting, for any other nominee in accordance with their judgment.
The following pages contain biographical and other information about each of the nominees. In addition, we have provided information regarding some of the particular experiences, qualifications, attributes and skills that led the Board to conclude that each nominee should serve as a director.
Unless instructed otherwise, the proxyholders will vote the proxies received by them "FOR" the election of the director nominees listed below.

KATHY J. WARDEN, 49
Chairman, Chief Executive Officer and President, Northrop Grumman Corporation. Director since July 2018

Ms. Kathy J. Warden has served as Chairman since August 2019 and as Chief Executive Officer and President of the Company since January 2019. She has served on the Board of Directors since July 2018. Prior to becoming CEO and President, Ms. Warden served as President and Chief Operating Officer of the Company from January 2018 through December 2018, as Corporate Vice President and President of the Company's Mission Systems Sector from 2016 through 2017, as Corporate Vice President and President of the Company's former Information Systems Sector from 2013 to 2015, and as Vice President of the Company's Cyber Intelligence Division from 2011 to 2012. Prior to joining the Company in 2008, Ms. Warden held leadership roles at General Dynamics and Veridian Corporation. Earlier, she was a principal in a venture internet firm and also spent nearly a decade with General Electric Company working in commercial industries. Ms. Warden is a member of the Board of Directors of Merck & Co., Inc. She also serves as Chair of the Aerospace Industries Association and is a member of the Board of Directors of Catalyst. Ms. Warden is also a member of the Board of Visitors of James Madison University. Ms. Warden previously served as Chair of the Board of Directors of the Federal Reserve Bank of Richmond.

Attributes, Skills and Qualifications
● Extensive experience in operational leadership, strategy, performance and business development in government and commercial markets, including cyber expertise
● Prior leadership positions within Northrop Grumman (including as President, Chief Operating Officer and President of two business sectors)
● Significant aerospace and defense industry experience
NOTICE OF 2021 ANNUAL MEETING OF SHAREHOLDERS AND PROXY STATEMENT I 7

PROPOSAL ONE: ELECTION OF DIRECTORS

DAVID P. ABNEY, 65

Former Executive Chairman of the Board of Directors and Chief Executive Officer of United Parcel Service, Inc. (UPS), a multinational package delivery and supply chain management company.

Director since June 2020

Member of the Audit and Risk Committee and Policy Committee

Mr. David P. Abney served as the Executive Chairman of the UPS Board of Directors from March 2016 through September 2020. From September 2014 to June 2020, he was the Chief Executive Officer of UPS. Prior to that, Mr. Abney was UPS's Chief Operating Officer from 2007 to 2014. From 2003 to 2007, he was Senior Vice President and President of UPS International. Mr. Abney began his UPS career in 1974. Mr. Abney serves on the Board of Directors of Macy's, Inc. and served as a director of Johnson Controls International plc during the last five years.

Attributes, Skills and Qualifications
● Extensive leadership and business experience as a former Executive Chairman, Chief Executive Officer and Chief Operating Officer of a large multinational enterprise
● Significant expertise in international operations and global logistics
● Broad experience with talent management and leading global teams
● Significant board experience, including as non-executive chair
● Audit committee financial expert

MARIANNE C. BROWN, 62

Former Chief Operating Officer, Global Financial Solutions, Fidelity National Information Services, Inc., a financial services technology solutions provider.

Director since March 2015

Member of the Audit and Risk Committee and Policy Committee

Ms. Marianne C. Brown served as the Chief Operating Officer of Fidelity National Information Services, Inc.'s (FIS) Global Financial Solutions organization from January 2018 until June 2019. Prior to that, Ms. Brown served as Chief Operating Officer, Institutional and Wholesale Business of FIS since December 2015, when it acquired SunGard Financial Systems. Ms. Brown was the Chief Operating Officer of SunGard Financial Systems, a software and IT services provider, from February 2014 to November 2015. Prior to that, Ms. Brown was the CEO and president of Omgeo, a global financial services technology company, from March 2006 to February 2014. Before joining Omgeo, she was the CEO of the Securities Industry Automation Corporation. Ms. Brown began her career at Automatic Data Processing (ADP) and progressed through a series of positions of increasing responsibility culminating in her role as general manager of ADP’s Brokerage Processing Services business, which was subsequently spun off to become Broadridge Financial Solutions. Ms. Brown serves on the Boards of Directors of Akamai Technologies, Inc., The Charles Schwab Corporation and VMWare, Inc.

Attributes, Skills and Qualifications
● Substantial business experience as Chief Operating Officer and as a former Chief Executive Officer
● Significant experience in IT goods and services, cyber protection and business management
● Community and philanthropic leader
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PROPOSAL ONE: ELECTION OF DIRECTORS

DONALD E. FELSINGER, 73

Lead Independent Director of the Board of Directors, Northrop Grumman Corporation.

Former Chairman and Chief Executive Officer, Sempra Energy, an energy services holding company.

Director since February 2007

Member of the Compensation Committee and Governance Committee

Mr. Donald E. Felsinger is the former Chairman and Chief Executive Officer of Sempra Energy. From July 2011 through his retirement in November 2012, he served as Executive Chairman of the Board of Directors of Sempra Energy, and from February 2006 through June 2011, he was Sempra's Chairman and CEO. Prior to that, Mr. Felsinger was President and Chief Operating Officer of Sempra Energy from January 2005 to February 2006 and a member of the Board of Directors. From 1998 through 2004, he was Group President and CEO of Sempra Global. Prior to the merger that formed Sempra Energy, he served as President and Chief Operating Officer of Enova Corporation, the parent company of San Diego Gas & Electric (SDG&E). Prior positions included President and Chief Executive Officer of SDG&E, Executive Vice President of Enova Corporation and Executive Vice President of SDG&E. Mr. Felsinger is a member of the Board of Directors of Archer-Daniels-Midland (Lead Independent Director) and served as a director of Gannett Co., Inc. during the last five years.

Attributes, Skills and Qualifications
● Extensive business experience as Chief Executive Officer, a board member and Chairman of other Fortune 500 companies in regulated industries
● Significant experience in corporate governance and strategy, and as Lead Independent Director of a Fortune 250 company
● In-depth knowledge of executive compensation and benefits

ANN M. FUDGE, 69
Former Chairman and Chief Executive Officer, Young & Rubicam Brands, a marketing communications company. Director since March 2016 Member of the Audit and Risk Committee and Governance Committee

Ms. Ann M. Fudge served as Chairman and Chief Executive Officer of Young & Rubicam Brands at WPP Group PLC from May 2003 to December 2006. Prior to that, she served in various leadership positions at Kraft Foods from 1986 to 2001, including President of Beverages, Desserts and Post Divisions, and President of Maxwell House Coffee and Kraft General Foods. From 1977 to 1986, Ms. Fudge held a variety of marketing positions at General Mills. She is a director of Novartis AG, and served as a director of Unilever during the last five years. Ms. Fudge is the Chair of the Board of Trustees of WGBH Public Media and a senior trustee of the Brookings Institution.

Attributes, Skills and Qualifications
● Extensive business experience as former Chief Executive Officer and former president of leading consumer products business units
● Substantial international experience through service as an executive and director of a large multinational company and a director of other large multinational companies
● Significant public company board experience
● Experience with talent development and acquisition

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PROPOSAL ONE: ELECTION OF DIRECTORS

WILLIAM H. HERNANDEZ, 73

Former Senior Vice President and Chief Financial Officer, PPG Industries, Inc., a manufacturer of chemical and industrial products.

Director since September 2013

Member of the Audit and Risk Committee (Chair) and Governance Committee

Mr. William H. Hernandez served as Senior Vice President, Finance, and Chief Financial Officer of PPG Industries, Inc. (PPG), from 1995 until his retirement in 2009. Prior to that, he was PPG's corporate controller from 1990 to 1994. Mr. Hernandez previously held a number of positions with Borg-Warner Corporation and Ford Motor Company. Mr. Hernandez is a certified management accountant and has taught finance and management courses at Marietta College. He served as a director of Albemarle Corporation, Black Box Corporation, and USG Corporation during the last five years.

Attributes, Skills and Qualifications
● Extensive experience and expertise in areas of finance, accounting and business management acquired as Chief Financial Officer of PPG Industries
● Significant experience in areas of risk management
● Audit committee financial expert

MADELEINE A. KLEINER, 69

Former Executive Vice President and General Counsel, Hilton Hotels Corporation, a hotel and resort company.

Director since October 2008

Member of the Compensation Committee and Governance Committee (Chair)

Ms. Madeleine A. Kleiner served as Executive Vice President, General Counsel and Corporate Secretary for Hilton Hotels Corporation from January 2001 until February 2008. From 1999 through 2001, she served as a director of a number of Merrill Lynch mutual funds operating under the Hotchkis and Wiley name. Ms. Kleiner served as Senior Executive Vice President, Chief Administrative Officer and General Counsel of H.F. Ahmanson & Company and its subsidiary, Home Savings of America, until the company was acquired in 1998, and prior to that was a partner at the law firm of Gibson, Dunn and Crutcher where she advised corporations and their boards primarily in the areas of mergers and acquisitions, corporate governance and securities transactions and compliance. Ms. Kleiner currently serves on the Board of Directors of Jack in the Box Inc.

Attributes, Skills and Qualifications
● Expertise in corporate governance, Sarbanes-Oxley controls, risk management, securities transactions and mergers and acquisitions
● Significant experience from past roles as general counsel for two public companies, outside counsel to numerous public companies and through service on another public company board
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PROPOSAL ONE: ELECTION OF DIRECTORS

KARL J. KRAPEK, 72

Former President and Chief Operating Officer, United Technologies Corporation, an aerospace and building systems company.

Director since September 2008

Member of the Compensation Committee and Governance Committee

Mr. Karl J. Krapek served as President and Chief Operating Officer of United Technologies Corporation from 1999 until his retirement in January 2002. At United Technologies Corporation, he served for 20 years in various leadership positions, including as Executive Vice President and director in 1997, President and Chief Executive Officer of Pratt & Whitney in 1992, Chairman, President and Chief Executive Officer of Carrier Corporation in 1990 and President of Otis Elevator Company in 1989. Prior to joining United Technologies Corporation, he was Manager of Car Assembly Operations for the Pontiac Motor Car Division of General Motors Corporation. In 2002, Mr. Krapek became a co-founder of The Keystone Companies, which develops residential and commercial real estate. He serves on the Board of Directors of Trinity Health of New England. Mr. Krapek is a member of the Boards of Directors of Prudential Financial, Inc. and American Virtual Cloud Technologies, Inc.

Attributes, Skills and Qualifications
● Extensive industry experience and leadership skills
● Deep operational experience in aerospace and defense, domestic and international business operations and technology and lean manufacturing
● Significant public company board experience, including serving as Lead Independent Director for two public companies

GARY ROUGHEAD, 69
Admiral, United States Navy (Ret.) and Former Chief of Naval Operations. Director since February 2012 Member of the Compensation Committee and Policy Committee (Chair)

Admiral Gary Roughead retired from his position as the 29th Chief of Naval Operations in September 2011, after serving in that position for four years. The Chief of Naval Operations is the senior military position in the United States Navy. As Chief of Naval Operations, Admiral Roughead stabilized and accelerated ship and aircraft procurement plans and the Navy's capability and capacity in ballistic missile defense and unmanned air and underwater systems. He restructured the Navy to address the challenges and opportunities in cyber operations. Prior to becoming the Chief of Naval Operations, he held six operational commands (including commanding both the Atlantic and Pacific Fleets). Admiral Roughead is a Robert and Marion Oster Distinguished Military Fellow at the Hoover Institution. He is a director of Maersk Line, Limited and Chairman of the Board of Directors of Fincantieri Marinette Marine Corporation. He also serves as a trustee of the Dodge and Cox Funds. In addition, Admiral Roughead is a trustee of Johns Hopkins University and serves on the Board of Managers of the Johns Hopkins University Applied Physics Laboratory.

Attributes, Skills and Qualifications
● Extensive career as a senior military officer with the United States Navy, including numerous operational commands, as well as leadership positions, most recently as the 29th Chief of Naval Operations

● Significant expertise in national security, information warfare, cyber operations and global security issues
● Broad experience in leadership and matters of global relations, particularly in the Pacific region, Europe and the Middle East
● Experience with talent development and management
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PROPOSAL ONE: ELECTION OF DIRECTORS

THOMAS M. SCHOEWE, 68

Former Executive Vice President and Chief Financial Officer, Wal-Mart Stores, Inc., an operator of retail stores.

Director since August 2011

Member of the Compensation Committee (Chair) and Policy Committee

Mr. Thomas M. Schoewe was Executive Vice President and Chief Financial Officer of Wal-Mart Stores, Inc. from 2000 to 2011. Prior to his employment with Wal-Mart, he held several roles at the Black and Decker Corporation, including Senior Vice President and Chief Financial Officer from 1996 to 1999, Vice President and Chief Financial Officer from 1993 to 1999, Vice President of Finance from 1989 to 1993 and Vice President of Business Planning and Analysis from 1986 to 1989. Before joining Black and Decker, Mr. Schoewe worked for Beatrice Companies, where he was Chief Financial Officer and Controller of one of its subsidiaries, Beatrice Consumer Durables Inc. Mr. Schoewe serves on the Boards of Directors of General Motors Corporation and KKR & Co. Inc. Mr. Schoewe also serves on the board of the Ladies Professional Golf Association.

Attributes, Skills and Qualifications
● Extensive financial experience acquired through positions held as the Chief Financial Officer of large public companies, as well as expertise in Sarbanes-Oxley controls, risk management and mergers and acquisitions

● Significant international experience through his service as an executive of large public companies with substantial international operations
● Experience at Wal-Mart and Black and Decker on large-scale transformational enterprise information technology implementations
● Extensive experience as a member of the audit, risk, compensation and policy committees of other public companies

JAMES S. TURLEY, 65
Former Chairman and Chief Executive Officer, Ernst & Young, a professional services organization. Director since February 2015 Member of the Audit and Risk Committee and Governance Committee

Mr. James S. Turley served as Chairman and Chief Executive Officer of Ernst & Young from 2001 until his retirement in 2013. Mr. Turley joined Ernst & Young in 1977 and held various positions there until being named regional managing partner for the Upper Midwest in 1994, and for New York in 1998. He was named Deputy Chairman in 2000. He currently serves on the Boards of Directors of Citigroup, Emerson Electric Company and Precigen, Inc. He also serves on the Board of Directors of the Boy Scouts of America. Mr. Turley is a board member of Kohler Co. and the St. Louis Trust Company and serves as Non-Executive Chair of Sita Capital Partners LLP.

Attributes, Skills and Qualifications
● Extensive experience and expertise in areas of finance, accounting and business management acquired over 36-year career at Ernst & Young, including serving as Chairman and Chief Executive Officer of Ernst & Young

● Significant experience in areas of risk management
● Extensive experience as a member of the audit committee of other public companies
● Audit committee financial expert
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PROPOSAL ONE: ELECTION OF DIRECTORS

MARK A. WELSH III, 67

Dean of the Bush School of Government and Public Service, Texas A&M University; General, United States Air Force (Ret.); Former Chief of Staff, United States Air Force.

Director since December 2016

Member of the Audit and Risk Committee and Policy Committee

General Mark A. Welsh III has been the Dean of the Bush School of Government and Public Service at Texas A&M University since August 2016. Prior to his current position, General Welsh served as Chief of Staff of the United States Air Force, the senior uniformed Air Force officer responsible for the organization, training and equipping of active-duty, Guard, Reserve and civilian forces serving in the United States and overseas. During his long career, General Welsh also served as a member of the Joint Chiefs of Staff, Commander of the United States Air Forces in Europe and Commander of NATO's Air Command, Associate Director for Military Affairs at the Central Intelligence Agency and Commandant of the United States Air Force Academy. General Welsh is a member of the Board of Managers of Peak NanoSystems, LLC.

Attributes, Skills and Qualifications
● Extensive career as a senior military officer and member of the Joint Chiefs of Staff, having held leadership positions at the highest levels of the United States Air Force
● Extensive experience and in-depth knowledge of issues related to global security and the intelligence community
● Broad leadership experience and international experience, particularly in Europe
● Experience with talent development and management
Vote Required
To be elected, a nominee must receive more votes cast "for" than votes cast "against" his or her election. Abstentions and broker non-votes will have no effect on this proposal. If a nominee is not re-elected, he or she will remain in office until a successor is elected or until his or her earlier resignation or removal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE 12 NOMINEES FOR DIRECTOR LISTED ABOVE.
NOTICE OF 2021 ANNUAL MEETING OF SHAREHOLDERS AND PROXY STATEMENT I 13

CORPORATE GOVERNANCE

Overview

We are committed to maintaining high standards of corporate governance, aligned with our focus on performance and long-term, profitable growth, and our core values of ethics and integrity. With strong oversight from the Board, our corporate governance regime is intended to promote the long-term success of our Company to benefit our shareholders, customers, employees, communities and suppliers.

Our Company has adopted Values, Principles of Corporate Governance, and Standards of Business Conduct to help guide and promote our good corporate governance and responsible business practices.

In 2020, we restated the values that guide our Company and provide the foundation for our culture and success. They are:
•we do the right thing - we earn trust, act with ethics, integrity and transparency, treat everyone with respect, value diversity and foster safe and inclusive environments;
•we do what we promise - we own the delivery of results, focused on quality;
•we commit to shared success - we work together to focus on the mission and take accountability for the sustainable success of our people, customers, shareholders, suppliers and communities; and
•we pioneer - with fierce curiosity, dedication and innovation, we seek to solve the world's most challenging problems.
Our Principles of Corporate Governance outline the role and responsibilities of our Board and the high standards our directors maintain. They set forth additional independence requirements for our directors and provide guidelines for Board leadership and Board and Committee membership, among other items. The Board reviews these principles at least annually and considers opportunities for improvement and modification. Our Principles of Corporate Governance are available at https://investor.northropgrumman.com/principles-corporate-governance.
Our Standards of Business Conduct reflect and reinforce our commitment to our core values. They apply to our directors, officers and employees. We also require our suppliers to meet similar standards through our Supplier Code of Conduct. Our Standards of Business Conduct are available at https://www.northropgrumman.com/corporate-responsibility/ethics-and-business-conduct/standards-of-business-conduct/. Our Supplier Standards of Business Conduct are available at https://www2.northropgrumman.com/suppliers/Pages/SSBC.aspx.
Among other things, our Standards of Business Conduct:
•require high ethical standards in all aspects of our business;
•require strict adherence to all applicable laws and regulations;
•reflect our commitment to maintaining a culture that values and promotes diversity, equity and inclusion;
•reinforce our commitment to being a responsible corporate citizen;
•reflect our commitment to our work environment and the global communities where we live, work and serve;
•reflect our broad and deep commitment to sustainability, including especially our people and environmental responsibility;
•require a focus on performance and the consistent production of quality results;
•reflect our commitment to the safety of our people and products; and
•call upon all employees to raise any questions or issues of concern (including on an anonymous basis).
We report amendments to provisions of our Standards of Business Conduct on our website.

Role of the Board
The primary responsibility of our Board is to foster the long-term success of the Company, promoting the interests of our shareholders. Our directors exercise their business judgment in a manner they reasonably believe to be in the best interests of the Company and our shareholders and in a manner consistent with their fiduciary responsibilities. The responsibilities of the Board include, but are not limited to, the following:
•oversee our long-term business strategies, operations and performance;
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CORPORATE GOVERNANCE
•execute robust succession planning, including selecting the Chief Executive Officer, and electing officers of the Company;
•oversee management of each of our major risks and the enterprise risk management processes overall, including audit functions;
•oversee human capital strategy;
•ensure a strong culture;
•ensure an effective corporate governance practice;
•elect directors to fill vacant positions between Annual Meetings;
•review and approve executive compensation;
•review and approve significant corporate actions;
•review and enhance Board performance;
•oversee our ethics and compliance programs;
•oversee our diversity, equity and inclusion programs;
•oversee effective management of cyber and other security risks;
•oversee a strong focus on sustainability; and
•provide advice to management.
Board's Role in Risk Oversight
As noted above, the Board is responsible for overseeing our enterprise risk management activities, among other duties. Each of our Board committees assists the Board in this role.
•The Audit and Risk Committee focuses on risks tied most directly to our financial performance, and those related to the environment, disasters and security, including cybersecurity. The Audit and Risk Committee is also responsible for assisting the Board in its oversight of enterprise risk management overall. The Audit and Risk Committee receives multiple regular reports, including (1) from the Chief Financial Officer and members of the Finance Department addressing our financial risk management processes and systems, the nature of the material financial risks the Company faces and how the Company responds to and mitigates these risks; (2) from our Vice President, Internal Audit addressing certain financial internal controls; (3) from our independent auditors on their review of our internal controls over financial reporting; (4) from our General Counsel on legal and other compliance risks and how the Company is addressing and mitigating those risks; (5) from our Chief Compliance Officer on the Company's compliance program overall; (6) from the Vice President, Global Corporate Responsibility on complaints filed with the Company's OpenLine; (7) from the Company's Vice President and Chief Information Security Officer addressing information security and cybersecurity matters, at least four times a year; and (8) from the Company's Treasurer, addressing the Company's insurance program, including coverage with respect to property and casualty, information security and cybersecurity, among others.
•The Compensation Committee reviews at least annually a risk assessment of the Company's compensation programs and, together with its independent compensation consultant, evaluates the mix of at-risk compensation linked to stock appreciation. The Compensation Committee reviews the Company's diversity, equity and inclusion program, and oversees management of its human capital risk.
•The Policy Committee assists the Board in identifying and evaluating global security, political, budgetary and technological issues and trends that could impact the Company's business. The Policy Committee reviews the Company's external relations and receives regular reports from the Vice President, Global Corporate Responsibility on the Company’s ethics and corporate responsibility programs. The Policy Committee reviews and oversees the Company's commitment to environmental and social aspects of sustainability, including the Company's human rights policy.
•The Governance Committee regularly reviews the Company's policies and practices on issues of corporate governance, and considers issues of succession and composition of the Board, recommending proposed changes to the full Board for approval.
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CORPORATE GOVERNANCE
The Governance Committee oversees and reviews the Company's management of its governance related risks, including risks related to corporate culture.
The Board and its Committees provide oversight of the Company's risk management processes, including the Enterprise Risk Management Council (ERMC). The ERMC is comprised of all members of the Executive Leadership Team, the Chief Accounting Officer, Chief Compliance Officer, Corporate Secretary, head of Internal Audit and Treasurer. The Chief Technology Officer and Vice President, Supply Chain also attend each ERMC meeting. The ERMC seeks to ensure that the Company has identified the most significant risks and implemented effective mitigation plans for each. The General Counsel and Chief Financial Officer provide an update at least annually to the Audit and Risk Committee on the deliberations of the ERMC, and any significant changes the ERMC has identified. The full Board has ultimate responsibility for the Company's oversight of risk, and receives updates from each of the committees, as well as periodic reports from management addressing the various risks, including those related to financial and other performance, cybersecurity, human capital and culture.

Board Leadership Structure
Chairman of the Board
Our Bylaws provide that our directors will designate a Chairman of the Board from among its members. The Chairman presides at all Board and shareholder meetings. The Chairman interacts directly with all members of the Board and assists the Board to fulfill its responsibilities. As the Principles of Corporate Governance provide, the Board believes it is in the best interests of the Company and the shareholders for the Board to have flexibility to determine the best director to serve as Chairman of the Board at the time, based on consideration of all relevant factors.
At least once every year, the Board considers who will best serve as Chairman, and whether that person should be an independent director, given the environment and needs of the Company. The Board has concluded that having Ms. Warden, our Chief Executive Officer, serve as Chairman is the most appropriate leadership structure for the Company and best positions the Company to be innovative, compete successfully, present one face to our customer and advance shareholder interests in today's environment. The Board believes that Ms. Warden's deep understanding of the Company's business, day-to-day operations, growth opportunities, challenges and risk management practices gained through various leadership positions enables her to provide strong and effective leadership to the Board and to ensure that the Board is informed of important issues facing the Company. The Board consists entirely of independent directors, other than Ms. Warden, and continues to exercise a strong, independent oversight function, with fully independent Board Committees and a strong Lead Independent Director with clearly articulated responsibilities. The Board will continue to review and discuss the leadership structure of the Board and determine the leadership structure, including the Chairman, that best meets the needs of the Company.
Lead Independent Director
If the Chairman is not independent, the independent directors will designate annually from among them a Lead Independent Director. Following our 2020 Annual Meeting, the independent directors designated Mr. Felsinger as Lead Independent Director.
Our Principles of Corporate Governance set forth specific duties and responsibilities of the Lead Independent Director, which include the following:
•preside at meetings of the Board at which the Chairman is not present, including executive sessions of the independent directors, and advise the Chairman and CEO on decisions reached and suggestions made;
•advise the Chairman on and approve meeting agendas and information sent to the Board;
•advise the Chairman on and approve the schedule of Board meetings, assuring there is sufficient time for discussion of all agenda items;
•provide the Chairman with input as to the preparation of Board and committee meeting agendas, taking into account the requests of the other Board and committee members;
•interview, along with the Chairman and the Chairman of the Governance Committee, Board candidates and make recommendations to the Governance Committee and the Board;
•call meetings of the independent directors;
•support and facilitate engagement between the Chairman and the independent directors; and
•if requested by major shareholders, ensure that he or she is available for consultation and direct communication.
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Our Lead Independent Director is empowered to and does actively engage with our Chairman and Chief Executive Officer to help enable a strong and effective Board of Directors.

Committees of the Board of Directors
The Board has four standing committees: the Audit and Risk Committee, the Compensation Committee, the Governance Committee and the Policy Committee. The membership of these committees is typically determined at the organizational meeting of the Board held in conjunction with the annual meeting. All the committees are composed entirely of independent directors. The primary responsibilities of each of the committees, as of the date of this Proxy Statement, are summarized below, together with a table listing the membership and Chairman of each committee. The charters for each standing committee can be found on the Investor Relations section of our website (www.northropgrumman.com).

Audit and Risk Committee
Roles and Responsibilities	Committee Members
Assist the Board in overseeing the Company's financial and enterprise-related risk activities by:
William H. Hernandez (chair)
David P. Abney
Marianne C. Brown
Ann M. Fudge
James S. Turley
Mark A. Welsh III

Number of meetings in 2020: 9

Independence, Financial Literacy and Audit Committee Financial Experts

All members are independent and financially literate

Messrs. Abney, Hernandez and Turley each qualifies as an Audit Committee Financial Expert

● assisting the Board in its oversight of enterprise risk management (including through the different board committees), including reviewing at least annually the overall risk management process at the Company level

● appointing, retaining, overseeing, evaluating and terminating, if necessary, the independent auditor
● reviewing and pre-approving audit and permitted non-audit services and related fees for the independent auditor
● reviewing and discussing the Company's Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q
● reviewing and discussing management's assessment of, and report on, the effectiveness of the Company's internal control over financial reporting at least annually and the independent auditor's related report

● reviewing and discussing with the independent auditor any critical audit matters identified by the independent auditor, the Company's critical accounting policies, and material written communications with management

● reviewing with the General Counsel, at least annually, the status of significant pending litigation and various other significant legal, compliance or regulatory matters
● reviewing with the Chief Compliance Officer, at least annually, the Company's compliance program, and implementation of global compliance policies, practices and programs
● providing oversight and reviewing periodically the Company's management of its financial risks, as well as the Company's management of its risks related to cybersecurity, insurance, supplier, nuclear, natural and environmental matters

● reviewing any significant issues raised by the internal audit function and, as appropriate, management's actions for remediation
● establishing and periodically reviewing and discussing with management the Company's procedures for the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters

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CORPORATE GOVERNANCE

Compensation Committee
Roles and Responsibilities	Committee Members
Assist the Board in overseeing the Company's compensation policies and practices by:	Thomas M. Schoewe (chair) Donald E. Felsinger Bruce S. Gordon Madeleine A. Kleiner Karl J. Krapek Gary Roughead Number of meetings in 2020: 7 Independence All members are independent
● overseeing and reviewing at least annually a risk assessment of the Company's compensation plans
● approving the compensation for elected officers (other than the Chief Executive Officer, whose compensation is recommended by the Committee and approved by all the independent directors)
● administering incentive and equity compensation plans and approving payments or grants under these plans for elected officers (other than the Chief Executive Officer, whose payments or grants are recommended by the Committee and approved by all the independent directors)

● recommending for approval compensation for the non-employee directors, after consultation with the independent compensation consultant
● overseeing and reviewing the Company's management of its human capital risk
● reviewing and monitoring the Company's diversity, equity and inclusion programs
● conducting an annual evaluation of the compensation consultant and reporting results of the evaluation to the Board
● producing an annual report on executive compensation for inclusion in the proxy statement
● establishing stock ownership guidelines and reviewing ownership levels on an annual basis

Governance Committee
Roles and Responsibilities	Committee Members
Assist the Board in overseeing the Company's corporate governance practices by:	Madeleine A. Kleiner (chair) Donald E. Felsinger Ann M. Fudge William H. Hernandez Karl J. Krapek James S. Turley Number of meetings in 2020: 5 Independence All members are independent
● overseeing and reviewing the Company's management of governance-related risks, including the risks related to corporate culture
● regularly reviewing the Company's corporate governance policies and practices, including the Company's Bylaws and other corporate documents
● regularly reviewing and considering corporate governance developments, emerging trends and best practices and recommending changes to the Board
● reviewing and making recommendations to the Board with respect to the corporate governance section of the proxy statement, including proposed responses to shareholder proposals
● meeting with shareholders and proxy advisory groups, as needed, to discuss issues of corporate governance
● regularly reviewing and making recommendations to the Board regarding the composition and size of the Board and the criteria for Board membership, which should include, among other things, diversity, experience and integrity

● providing effective board succession planning, identifying and recommending to the Board qualified potential candidates to serve on the Board and its committees and, if applicable, meeting with proxy access nominees nominated through the Company's proxy access bylaw provision

● reviewing and determining whether a director's service on another board or elsewhere is likely to interfere with the director's duties and responsibilities as a member of the Board
● reviewing and recommending board, director and committee evaluation processes and coordinating the process for the Board to evaluate its performance
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Policy Committee
Roles and Responsibilities	Committee Members
Assist the Board in overseeing policy, government relations and corporate responsibility by:	Gary Roughead (chair) David P. Abney Marianne C. Brown Bruce S. Gordon Thomas M. Schoewe Mark A. Welsh III Number of meetings in 2020: 5 Independence All members are independent
● identifying and evaluating global security, political, budgetary, technological and other issues and trends that could impact the Company's business activities and performance
● reviewing and providing oversight of the Company's programs regarding environmental and social aspects of sustainability, including environmental matters, human rights, health and safety
● reviewing and providing oversight over the Company's ethics and corporate social responsibility policies and programs
● reviewing the Company's public relations strategy
● reviewing and monitoring the Company's government relations strategy and political action committee policies
● reviewing the Company's community relations and charitable activities
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CORPORATE GOVERNANCE

Board Meetings and Executive Sessions
The Board meets no fewer than nine times each year (including via telephonic meetings). Special meetings of the Board may be called from time to time as appropriate. On an annual basis, the Board holds an extended meeting to review our long-term strategy.
The Board generally holds its meetings at Company locations other than our corporate headquarters on a regular basis to provide the directors with a first-hand view of different elements of our business and an opportunity to interact with local management and employees at various levels. Due to the COVID-19 pandemic, the Company was able to hold only one meeting at a business location outside of the Company's headquarters during 2020.
The Board meets in executive session (with the directors only and then with the independent directors only) following each in-person Board meeting and on other occasions as needed. The non-executive Chairman or the Lead Independent Director presides over the executive sessions of the independent directors. The Audit and Risk Committee meets in executive session at least five times each year, and regularly requests separate executive sessions with representatives of our independent auditor and our senior management, including our Chief Financial Officer, General Counsel and our Vice President, Internal Audit. The Compensation Committee also meets in executive session from time to time and regularly receives a report from the Compensation Committee's independent compensation consultant. The Governance and Policy Committees also meet in executive session as they deem necessary.
In 2020, the Board held two of its regularly scheduled meetings virtually because of the COVID-19 pandemic. The Board also met more frequently by telephone, including in executive session, to receive updates and to provide oversight on the impact of the pandemic and issues of social justice and the Company's responses to both.

Meeting Attendance
In 2020, the Board held 14 meetings. Each incumbent director serving in 2020 attended 75% or more of the total number of Board and committee meetings he or she was eligible to attend. Board members are expected to attend each annual meeting, except where the failure to attend is due to unavoidable circumstances. All of our then-serving directors attended the 2020 Annual Meeting.

Director Independence
The Board and the Governance Committee annually review the relevant relationships or arrangements between the Company and our directors or parties related to the directors in determining whether such directors are independent. No director is considered independent unless the Board has determined that the director meets the independence requirements under applicable New York Stock Exchange (NYSE) and SEC rules and under our categorical independence standards, which are described in our Principles of Corporate Governance. For a director to be considered independent, the Board must determine that a director has no material relationship with the Company other than as a director.
Our Principles of Corporate Governance provide that a director may be found not to qualify as an independent director if the director:
•has within the prior three years been a director, executive officer or trustee of a charitable organization that received annual contributions from the Company exceeding the greater of $1 million or 2% of the charitable organization's annual gross revenues, where the gifts were not normal matching charitable gifts, did not go through normal corporate charitable donation approval processes or were made "on behalf of" a director;
•has, or has an immediate family member who has, within the prior three years been employed by, a partner in or otherwise affiliated with any law firm or investment bank in which the director's or the immediate family member's compensation was contingent on the services performed for the Company or in which the director or the immediate family member personally performed services for the Company and the annual fees paid by the Company during the preceding fiscal year exceeded the greater of $1 million or 2% of the gross annual revenues of such firm; or
•has, or has an immediate family member who has, within the prior three years owned, either directly or indirectly as a partner, shareholder or officer of another company, more than 5% of the equity of an organization that has a material business relationship with (including significant purchasers of goods or services), or more than 5% ownership in, the Company.
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Independence Determination
In connection with their annual independence review, the Board and Governance Committee considered the following relationships with organizations to which we have made payments or from which we have received payments in the usual course of our business in 2020.
•Mr. Abney's service as a member of the Board of Directors of United Parcel Service;
•Ms. Brown's service as a member of the Board of Directors of VMWare;
•Ms. Fudge's service as a trustee of the Brookings Institution;
•Mr. Hernandez's service as a member of the Board of Directors of Albemarle Corporation;
•Admiral Roughead's service as a trustee of Johns Hopkins University and a member of the Board of Managers of Johns Hopkins University Applied Physics Laboratory;
•Mr. Schoewe's service as a member of the Board of Directors of General Motors;
•Mr. Turley's service as a member of the Board of Directors of Citigroup; and
•General Welsh's service as a member of the Board of Directors of the Air Force Association and the Board of Trustees of the Falcon Foundation.
The Board of Directors considered that Mr. Abney, Ms. Fudge, Admiral Roughead, Mr. Turley and General Welsh served as members of the boards of organizations to which the Company made contributions during 2020 in the usual course of our charitable contributions program, as well as in connection with our matching gifts program (which limits the contributions to $10,000 per year per director). The amounts paid were below the applicable thresholds under NYSE rules and our Principles of Corporate Governance.
Following its review and the recommendation of the Governance Committee, the Board affirmatively determined that all of the directors, except Ms. Warden, are independent. The independent directors constitute approximately 92% of the members of our Board.

Board Composition and Director Nominations
The Governance Committee actively considers the composition and diversity of the Board to ensure it is well positioned to serve the best interests of the Company and its shareholders. The Governance Committee regularly assesses what skills, experiences and other attributes can best contribute to the effective operation of the Board, particularly in light of the evolving needs of the Company. The Committee also seeks to balance experience and new perspectives. The Governance Committee identifies director candidates from a wide range of sources and often employs a third-party search firm to assist in the process.
The Governance Committee evaluates potential director candidates on the basis of the candidate's background, qualifications and experience. The Governance Committee carefully considers whether each potential candidate would be able to fulfill his or her duties to the Company consistent with Delaware law and the Company’s governing documents, including the Principles of Corporate Governance and security requirements. The Committee recommends to the full Board nominees for election.
Shareholders may recommend director candidates for consideration by the Governance Committee pursuant to our Principles of Corporate Governance. The Governance Committee considers such director candidates recommended by shareholders similarly to other potential director candidates brought to the attention of the Governance Committee. Shareholder recommendations for director candidates under our Principles of Corporate Governance must be addressed to the Governance Committee in care of the Corporate Secretary. In addition, and as discussed immediately below, shareholders may also directly nominate director candidates in accordance with our Bylaws.
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CORPORATE GOVERNANCE
Proxy Access
In 2015, the Board amended our Bylaws explicitly to provide our shareholders the right to nominate directors through access to our proxy materials. The Board did so consistent with and to reflect shareholder input. Under the Company’s proxy access bylaws, a shareholder, or a group of up to 20 shareholders, that has maintained continuous ownership of 3% or more of the Company's outstanding common stock for at least three years may include in the Company's proxy materials director nominees constituting up to the greater of two nominees or nominees constituting 20% of the number of directors in office. Director nominees may receive compensation from third parties for their candidacy, up to the total annual compensation paid to directors of the Company, as well as reimbursement for reasonable expenses, provided there is full disclosure of such compensation. Under the Company’s bylaw provisions, directors are treated similarly, whether nominated through proxy access or otherwise, and held to the same high fiduciary standards to serve all shareholders.
The Company's Bylaws provide our shareholders with broad and meaningful access to the Company’s proxy materials while enhancing transparency, protecting the interests of all shareholders and ensuring good governance. The terms of the Company’s proxy access bylaw provisions are also broadly consistent with the terms of proxy access bylaws adopted by other Fortune 500 companies, reflecting best practices.

Director Election Process
Our Bylaws and Certificate of Incorporation provide for the annual election of directors. Each director will hold office until the next annual meeting of shareholders or until his or her earlier resignation or removal. Generally, in order to be elected, a director must receive more votes cast "for" than "against" his or her election, unless one or more shareholders provide notice of an intention to nominate one or more candidates to compete with the Board's nominees for election in accordance with the procedures set forth in the Company's corporate governance documents.

Director Qualifications
The Governance Committee is responsible for establishing the criteria for Board membership. In nominating directors, the Governance Committee bears in mind that the foremost responsibility of a director is to represent the interests of our shareholders as a whole. The activities and associations of candidates are reviewed for any legal impediment, conflict of interest or other consideration that might prevent or interfere with service on our Board.
In evaluating candidates, the Governance Committee considers:
•the personal integrity and the professional reputation of the individual;
•the education, professional background and particular skills and experience most beneficial to service on our Board;
•how the nominee brings diversity, experience and skills valuable to the Company and Board at the time; and
•whether a director candidate is willing to submit to and obtain a background check necessary for obtaining and retaining a top secret security clearance.
In evaluating director candidates, the Governance Committee aims to foster diversity of thought on our Board. The Governance Committee seeks to ensure diversity, including in race and gender, as well as in perspective, professional experience, education, skill and other qualities that contribute to our Board and the long-term interests of our Company and shareholders.

Director Orientation and Continuing Education
All new directors to the Board receive in-person orientation and training that is individually tailored, taking into account the director's experience, background, education and committee assignments. The orientation program is led by members of senior management and covers a review of our strategy and operating plans, financial statements, corporate governance and key policies and practices, as well as the roles and responsibilities of our directors.
All directors receive regular in-person training regarding our Company policies and procedures, and broad exposure to our operations and the teams. Members of senior management review with the Board the operating plan for each of our business sectors and the Company as a whole. The Board also conducts periodic site visits to our facilities as part of its regularly scheduled Board meetings. These visits allow directors to interact with a broader group of our executives and employees and gain firsthand insights into our operations.
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Directors may also attend outside director and other continuing education programs to assist them in staying current on developments in corporate governance, our industry, the global environment and issues critical to the operation of public company boards.

Board Membership and External Relationships
Directors are required to ensure that their other commitments, including for example, other board memberships, employment, partnerships and consulting arrangements, do not interfere with their duties and responsibilities as members of the Board. Directors provide notice to the General Counsel prior to accepting an invitation to serve on the board of any other organization or agreeing to other new commitments that could interfere with their duties and responsibilities as a member of the Board, and the General Counsel advises the Chairman of the Governance Committee (or the Chairman of the Board, if notice is from the Chairman of the Governance Committee). A director should not accept the new commitment until advised by the Chairman of the Governance Committee (or Chairman of the Board, as appropriate) that such engagement will not unacceptably create conflicts of interest or regulatory issues, conflict with Company policies or otherwise interfere with the director's duties and responsibilities as a member of the Board. Directors are also required promptly to inform the General Counsel if a conflict of interest arises, or they are concerned that a conflict may arise or circumstances could otherwise interfere with their duties and responsibilities as a director. Directors are required to seek to avoid even an appearance of an improper conflict of interest.
Directors may not serve on more than three other boards of publicly traded companies in addition to our Board without the written approval of the Chairman of the Governance Committee (or Chairman of the Board, as appropriate). A director who is a full-time employee of our Company may not serve on the board of more than one other public company unless approved by the Board. When a director's principal occupation or business association changes substantially during his or her tenure as a director, the Board expects the director to tender his or her resignation for consideration by the Governance Committee, which subsequently will recommend to the Board what action to take.
We have a retirement policy whereby a director will retire at the annual meeting following his or her 75th birthday, unless the Board determines, based on special circumstances, that it is in the Company's best interest to request that the director serve beyond such date.

Effect of Failure to Receive the Required Vote or Obtain and Retain Security Clearance
Each director is required to tender a resignation that will be effective upon (i) the failure to receive the required vote at any future meeting at which such director faces re-election, the failure to obtain top secret security clearance within 12 months of election or appointment to the Board or the failure to retain a top secret security clearance once obtained and (ii) the Board's acceptance of such resignation. If an incumbent director fails to receive the required vote for re-election or fails to obtain and retain a top secret security clearance, the Governance Committee will consider whether the Board should accept the director's resignation and will submit a recommendation for prompt consideration by the Board. The Board will decide whether to accept or reject a resignation within 90 days, unless the Board determines that compelling circumstances require additional time. The Governance Committee and the Board may consider any factor they deem relevant in deciding whether to accept a resignation, including, without limitation, any harm to our Company that may result from accepting the resignation, and the underlying reasons for the action at issue.

Board Self-Evaluation
The Board conducts annually thorough self-assessment processes at the full board level, within each committee, and at the individual director level. These processes are intended to ensure and enhance the effective operation of the Board.
The self-assessment of the full Board is overseen by the Governance Committee. As part of this assessment, the Lead Independent Director and Chairman of the Governance Committee facilitate a broad discussion of Board performance, held in executive session. Among other topics, the Board considers:
•the Board's effectiveness in evaluating and monitoring the Company's business plan, long-term strategy and risks;
•whether strategic and critical issues are being addressed by the Board in a timely manner;
•whether the Board’s expectations and concerns are openly communicated to and discussed with the Chief Executive Officer;
•whether there is adequate contact between the Board and members of senior management;
•whether the directors collectively operate effectively as a Board;
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•whether the individual directors have the appropriate mix of attributes and skills to fulfill their duties as directors of the Company;
•whether there are adequate opportunities to raise questions and comments on issues, both inside and outside of Board meetings;
•whether the Board has focused adequately on succession planning; and
•whether the Board is adequately responsive to shareholder communication.
Following this review, the Board discusses the results and identifies opportunities for improvement, including any necessary steps to implement such improvements.
Each of the Committees also conducts an annual self-assessment. During an executive session led by the Committee chairperson, each Committee discusses, among other topics: whether the quality of participation and discussion at the Committee meetings is effective in facilitating the Committee’s obligations under its charter; the opportunity to engage in strategic discussion; and whether the Committee is covering the right topics in the right amount of detail. Following this discussion, the Committee develops and implements a list of action items, as appropriate.
Also as part of the annual self-assessment process, each non-employee director completes an individual director evaluation for each of the other non-employee directors. These assessments include, among other topics, each non-employee director’s:
•understanding of the Company’s overall business and risk profile and its significant financial opportunities and plans;
•engagement during meetings and other Board functions;
•analysis of benefits and risks of courses of action considered by the Board; and
•appropriate respect for the views of other Board members.
The Lead Independent Director or the Chairman of the Governance Committee meets with each non-employee director individually to discuss the results of his or her assessment, including comments provided by other non-employee directors. The Lead Independent Director or the Chairman of the Governance Committee reports generally on the overall results of these discussions to the Board in executive session. These evaluations also assist the Governance Committee with its recommendation for directors to be renominated for election to the Board of Directors.

Succession Planning
The Board believes that providing for strong and effective continuity of leadership is critical to the success of our Company. The Board commits significant resources to succession planning, with processes in place for the Board:
•to evaluate the Chief Executive Officer annually based on a specific set of performance objectives;
•to work with the Chief Executive Officer to support and ensure the development of potential succession candidates for the Chief Executive Officer and other leadership positions;
•to discuss with the Chief Executive Officer annually an assessment of persons considered potential successors to various senior management positions; and
•robustly to consider, plan for and ensure successful transitions of leadership.

Departure and Election of Directors
On June 10, 2020, David P. Abney was elected to the Board.
In accordance with the retirement policy described above, Mr. Gordon, a director who served during 2021, will not stand for re-election at the 2021 Annual Meeting, as he will have attained his 75th birthday prior to the Annual Meeting. The Board intends to reduce the number of members on the Board from 13 to 12 directors effective upon Mr. Gordon's retirement.

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Communications with the Board of Directors
Any interested person may communicate with any of our directors, our Board as a group, our non-employee directors as a group or our Lead Independent Director through the Corporate Secretary by writing to the following address: Office of the Corporate Secretary, Northrop Grumman Corporation, 2980 Fairview Park Drive, Falls Church, Virginia 22042. The Corporate Secretary will forward correspondence to the director or directors to whom it is addressed, except for job inquiries, surveys, business solicitations or advertisements and other inappropriate material. The Corporate Secretary may forward certain correspondence elsewhere within our Company for review and possible response.
The Board has met with, and looks forward to the opportunity to meet with, interested shareholders to address concerns and to receive input.
Interested persons may also report any concerns relating to accounting matters, internal accounting controls or auditing matters to non-management directors (including anonymously) by writing to the Chairman of the Audit Committee, Northrop Grumman Board of Directors c/o Corporate Ethics Office, 2980 Fairview Park Drive, Falls Church, Virginia 22042.

Corporate Responsibility and Sustainability
Corporate responsibility and sustainability are critical to our business and long-term value creation for our shareholders, customers, employees, communities and suppliers. Our strong culture — founded in ethics, integrity, diversity, equity and inclusion, and focused on enduring performance, innovation, accountability and long-term profitable growth — enables our success. Strong environmental, social and governance (ESG) programs and practices help us attract and retain the best talent, perform for our customers, serve as responsible corporate citizens in the communities we operate, and create long-term value for our stakeholders. We are particularly proud of our longstanding focus on and commitment to diversity, equity and inclusion.
Our Board of Directors provides leadership and oversight with respect to ESG practices, and regularly receives reports from management on these issues. The Policy Committee reviews, monitors and provides oversight of the Company's policies and programs for ethics and standards of business conduct, corporate responsibility, environmental matters, human rights, employee health and safety, and corporate citizenship and charitable programs. The Governance Committee oversees matters related to corporate governance, the board and shareholder rights, and our corporate culture. The Compensation Committee provides oversight of compensation programs and the Company's management of its human capital, including the Company's focus on diversity, equity and inclusion. The full Board regularly receives reports from the Committees and management, meets with employees across our business, and addresses in depth a full range of issues referred to broadly as sustainability. The Enterprise Risk Management Council also reviews risks related to corporate responsibility and sustainability, including risks related to climate change and natural disasters that may affect operations, especially in regions prone to hurricanes, earthquakes, damaging storms and other natural disasters.
Our commitment to strong corporate responsibility and sustainability is demonstrated by the incorporation of non-financial ESG performance metrics into our annual incentive compensation program. See page 50 in the Compensation Discussion and Analysis section. We engage with a variety of stakeholders — including shareholders, employees, customers and community advocates — and regularly obtain feedback on our ESG performance.
As a responsible corporate citizen, we understand the importance of environmental stewardship for local and global communities and we recognize the role we must play in protecting our planet. By managing and reducing our environmental footprint, we improve operational efficiencies, realize long-term cost savings and enhance our understanding of climate-related risks and opportunities. In 2020, we took bold steps on renewable energy and completed the last year of our 2020 Environmental Sustainability Goals.
Our Sustainability Report provides our stakeholders detailed information on various ESG programs, goals, and achievements. The report, our ESG Performance Data Matrix, and other ESG-related disclosures are available at https://www.northropgrumman.com/corporate-responsibility/reports-disclosures/.
We are proud that our corporate responsibility and sustainability programs received various notable recognitions in 2020. They include:
•Dow Jones Sustainability North America Index for the fifth consecutive year;
•an AA rating from MSCI for environmental, social and governance management and performance;
•achieved a perfect score on the CPA-Zicklin Index of Corporate Political Disclosure and Accountability;
•named as one of Corporate Responsibility Magazine's 100 Best Corporate Citizens;
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•one of DiversityInc's Top 50 Companies for Diversity for the 11th year in a row as well as a top company for veterans and people with disabilities, employee resource groups, executive diversity councils, philanthropy and ESG;
•named as one of Equileap’s top 25 companies on the S&P 500 for gender equality;
•named as one of the top 10 industry supporters for engineering programs at HBCUs by Career Communications Group, Inc.;
•received the highest ranking for the sixth year in a row on the Disability Equality Index and named a “Best Place to Work For Disability Inclusion”;
•achieved a perfect score on the Corporate Equality Index and designated a “Best Place to Work for LGBTQ Equality”;
•named as one of the 2020 Best of the Best Top Supplier Diversity Programs and Top Veteran-Friendly Employers by U.S. Veterans magazine;
•received the Pledge to America’s Workers Presidential Award, highlighting our workforce development program, and Northrop Grumman subsidiary Park Air Systems Limited achieved Platinum accreditation for Investors in People, a national standard of good practice for people management; and
•a leadership score of A- in CDP’s 2020 climate change program for the ninth consecutive year.
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Human Rights
Northrop Grumman is committed to maintaining a strong culture with a deep respect for individuals and human rights. We have adopted numerous policies, procedures and practices to reflect and implement this broad commitment. The Company enhanced its Human Rights Policy last year to reflect better the Company's commitment. (The Policy is available on the Company's website at https://www.northropgrumman.com/corporate-responsibility/northrop-grumman-human-rights-policy/). The Company has also established a Human Rights Working Group to help ensure our human rights program is being implemented effectively and achieving our goals.
The Board of Directors oversees the Company's commitment to human rights. The Policy Committee has specific responsibility to provide oversight of the Company's human rights program, including reviewing and making recommendations for enhancements, as appropriate. The Policy Committee receives reports from our Vice President, Global Corporate Responsibility, and our Corporate Vice President and General Counsel, who is chair of the Human Rights Working Group, on how we are implementing our Human Rights Policy and to discuss any areas of concern.
The Company’s Human Rights Policy starts with our culture and core values, including our commitment to ethics and integrity, treating everyone with respect, valuing diversity and equity, and fostering safe and inclusive environments. We work hard to nurture a culture in which each person can thrive. The Human Rights Policy makes clear our commitment to people, including our respect for the rights of employees to work in a positive work environment that treats employees with respect and dignity. As an employer, the Company strives to provide a culture where the differing points of view that we each bring to the workplace challenge us to think more broadly and enhance the overall results. The Company has 14 employee resource networks with 25,000 diverse colleagues participating that inform and implement strategies and initiatives that align with the Company's business goals and its values. The Company does not tolerate any discrimination in employment based on an individual’s protected status. We do not tolerate the use of child labor, forced labor, bonded labor, human trafficking or any other such violations of human rights. We respect the privacy of employees and business partners who trust us with their personal information.
The Human Rights Policy addresses explicitly the Company's supply chain, making clear both that we treat our suppliers with respect and dignity, and that we require our suppliers to follow similar policies protecting human rights. We require suppliers to adhere to a detailed Supplier Code of Conduct, which articulates our requirement for ethical conduct and social responsibility at all tiers of our supply base. The Supplier Code of Conduct specifically requires our suppliers to protect the rights of workers and prohibits the use of forced labor of any kind. Before entering into supply agreements, we undertake due diligence on potential suppliers to assess whether they will be able to meet our requirements, and we continue to monitor their performance during the contract period.
The Human Rights Policy also addresses various processes the Company follows to consider a wide range of potential risks – including risks to human rights – as it develops products and determines whether to undertake certain business opportunities. For example, the Company has robust procedures to help ensure we do not do business in countries or sell products to customers that are not properly approved by our government, or, even if permissible, where the risk – to human rights or, more broadly, the reputation of the Company – is too significant. The Company is mindful of both intended and unintended uses of its products. The Company may exit programs and/or decline to pursue others because of concerns related to potential impacts on human rights.
For Northrop Grumman and its employees, being a good corporate citizen means improving the lives of the people in the communities where we live and work. As the Human Rights Policy makes clear, we invest in our communities, supporting a wide range of activities and causes around the globe. Our current efforts are focused on issues of education/STEM, diversity, equity and inclusion, human dignity, veterans and environmental stewardship, to name a few.
As noted above, the Human Rights Policy provides for a Human Rights Working Group, tasked to help ensure that our Human Rights Policy is being implemented effectively and achieving our goals. The Working Group is led by the Company’s General Counsel (or her designee) and includes senior representatives from, among others, the Office of Global Corporate Responsibility, Global Supply Chain, Investor Relations, Contracts, EHS, Global Business Office, Government Relations, Communications and our Sectors.
The Human Rights Policy provides employees with various well-defined reporting channels when they believe there may have been a violation of the Policy. Concerns are investigated and corrective actions are taken.
The Policy is also reinforced through communications and with robust training. Our Sustainability Report provides additional background and information on our human rights programs.

Company Culture
We have a strong corporate culture, which is founded in ethics and integrity and respect. We value diversity, equity and inclusion and generate trust. We work together to deliver on our commitments to our customers, employees, shareholders and those with whom we work. Our culture is focused on breaking barriers and doing what others think is impossible. We are responsible
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environmental stewards and seek to give back to the communities in which we operate. Our culture enables long-term profitable growth and value creation for our shareholders and other stakeholders, while also maintaining a focus on safety and sustainability.
As discussed previously on page 14, we recently restated the values that guide our Company and provide the foundation for our culture. We all have a shared responsibility to maintain and enhance those values and our culture. We work to ensure our employees feel that it is safe to speak up, to challenge how things are done and raise concerns without fear of retribution. There are many avenues to report concerns, including through one's manager, to ethics officers or members of our human resources and law departments, or through the OpenLine reporting system, which give employees, business partners, suppliers and other stakeholders resources to seek guidance on ethics questions or report suspected violations of law or Company policy.
The Company promotes giving back to the community. The Company continually strives to be a good corporate citizen and encourages volunteerism, including honoring employees who have demonstrated commitment to volunteerism. The Company annually contributes to numerous charitable organizations, including those with a focus on STEM education and veterans.
During 2020, amidst the COVID-19 pandemic and drive for greater social justice, we focused in particular on keeping our employees safe as we continued to serve our customers and stakeholders, helping those most in need, and advancing social justice across our Company and our communities. The Company, our Foundation and our employees, individually and together, contributed time, skill and financial resources. We contributed to global, national and local efforts supporting healthcare, addressing food insecurity, advancing opportunity for all and increasing student access to technology, combating systemic discrimination, providing disaster relief, and serving some of our most vulnerable populations.
Management establishes and reinforces the Company's culture, and our Board and its Committees are actively engaged in providing oversight. The Board is committed to sustaining and enhancing the Company's strong culture with an engaged, diverse and inclusive workforce. The Company conducts an annual employee engagement survey, which gives our employees the opportunity to provide feedback on our Company culture. This survey is managed by a third-party vendor to encourage candor and solicit feedback on many aspects of engagement, including how our employees perceive Company leadership, and issues of accountability, inclusion and career development. The results of this survey are reported to and discussed with the full Board annually. The Board also meets regularly with employees at all levels to reaffirm the health of our culture. The Board meets with employees during site visits that are a critical part of Board meetings, and also during "Sector Days," when our directors visit the operations without members of senior leadership present. Members of our Board also often share their time by generously participating as speakers in Company leadership programs.
The Committees of the Board oversee elements of the Company's culture associated with their respective area of responsibility. The Audit and Risk Committee reviews and discusses the Company's global compliance policies and programs with our General Counsel and Chief Compliance Officer, including the tone set by leaders throughout the organization, and meets quarterly with our Vice President, Global Corporate Responsibility to receive a report on issues that are received through the Company's OpenLine reporting system. The Compensation Committee reviews with the Chief Human Resources Officer the Company's human capital management, monitors policies and practices with respect to diversity and equal employment opportunity, and reviews a risk assessment of the Company's compensation programs. The Governance Committee provides the board oversight of the Company's corporate culture, with a focus on governance-related risks. The Policy Committee receives at least annually a report from our Vice President, Global Corporate Responsibility regarding our ethics and corporate responsibility programs, including our Standards of Business Conduct, and reviews and monitors practices with respect to sustainability and environmental matters, human rights, health and safety, and charitable organizations.
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COMPENSATION OF DIRECTORS
The Compensation Committee, with the assistance of its independent compensation consultant, is responsible for reviewing and recommending for approval the compensation of the non-employee directors. At the request of the Compensation Committee, the independent compensation consultant prepares annually a comprehensive benchmarking of our non-employee director compensation program against the compensation programs offered by our Target Industry Peer Group (the same peer group against which executive compensation is compared). Consistent with this benchmarking, the overarching approach for non-employee director compensation is to target approximately the 50th percentile of the Target Industry Peer Group and to align our director compensation with our shareholders' interests.
In May 2019, the Compensation Committee recommended to the Board, and the Board approved, the current non-employee director fee structure, effective May 15, 2019. In May 2020, the Compensation Committee recommended to the Board, and the Board approved, maintaining the current non-employee director fee structure. There was no increase to director compensation in 2020. The table below lists the annual fees payable to our non-employee directors under the current fee structure effective since May 15, 2019.

Compensation Element	Amount ($)
Annual Cash Retainer	130,000
Lead Independent Director Retainer	35,000
Audit and Risk Committee Retainer	10,000
Audit and Risk Committee Chair Retainer	20,000
Compensation Committee Chair Retainer	20,000
Governance Committee Chair Retainer	20,000
Policy Committee Chair Retainer	20,000
Annual Equity Grant (1)	160,000

(1)	The annual equity grant is deferred into a stock unit account pursuant to the 2011 Long-Term Incentive Stock Plan (2011 Plan) as described below. The Northrop Grumman Equity Grant Program for Non-Employee Directors (Director Program) sets forth the terms and conditions of the equity awards granted to non-employee directors under the 2011 Plan.

Retainer fees are paid on a quarterly basis at the end of each quarter. To encourage directors to have a direct and material investment in shares of our common stock, non-employee directors are awarded an annual equity grant of $160,000 in the form of deferred stock units (Automatic Stock Units).
The Director Program was amended and restated effective January 1, 2016 (the Amended Director Program). Non-employee directors other than Mr. Abney received an annual equity grant of Automatic Stock Units on May 15, 2019, which vested on May 15, 2020, and received an annual equity grant of Automatic Stock Units on May 20, 2020 which will vest on May 20, 2021. Mr. Abney received an annual equity grant of Automatic Stock Units upon his election to the Board on June 10, 2020 which will vest on May 20, 2021. Under the Amended Director Program, directors may elect to have all or any portion of their Automatic Stock Units paid on (A) the earlier of (i) the beginning of a specified calendar year after the vesting date or (ii) their separation from service as a member of the Board, or (B) the vesting date. Directors may elect to defer to a later year all or a portion of their remaining cash retainer or committee retainer fees into a stock unit account as Elective Stock Units or in alternative investment options. Elective Stock Units are awarded on a calendar quarterly basis. Directors may elect to have all or a portion of their Elective Stock Units paid on the earlier of (i) the beginning of a specified calendar year or (ii) their separation from service as a member of the Board. Stock units awarded under the Amended Director Program will be paid out in an equivalent number of shares of our common stock. Deferral elections are made prior to the beginning of the year for which the retainer fees will be paid. Directors are credited with dividend equivalents in connection with the accumulated stock units until the shares of common stock related to such stock units are issued.
Non-employee directors are eligible to participate in our Matching Gifts Program for Education. Under this program, the Northrop Grumman Foundation matches director contributions, up to $10,000 per year per director, to eligible educational programs in accordance with the program.
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Stock Ownership Requirements and Anti-Hedging and Pledging Policy
Non-employee directors are required to own common stock of the Company in an amount equal to five times the annual cash retainer, with such ownership to be achieved within five years of the director's election to the Board. Deferred stock units and Company stock owned outright by the director count towards this requirement.
Anti-Hedging and Pledging Policy
Company policy prohibits our directors, NEOs, other elected and appointed officers, designated employees who are subject to specific preclearance procedures under the Company’s insider trading policy and any other employees who receive performance-based compensation, from engaging in hedging, pledging or other specified transactions.  Specifically, this policy prohibits such persons from: engaging in hedging or derivative transactions, such as “cashless” collars, forward contracts, equity swaps or other similar or related transactions; entering into margin transactions involving Company stock; pledging Company securities as collateral for loans or other transactions; trading in puts, calls, options, warrants or other similar derivative instruments involving Company securities; or engaging in short sales of Company securities.
None of the shares of Company common stock held by our directors are pledged or subject to any hedging transaction.
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2020 Director Compensation
The table below provides information on the compensation of our non-employee directors for the year ended December 31, 2020.

Name	Fees Earned or Paid in Cash (1) ($)	Stock Awards (2) ($)	All Other Compensation (3) ($)	Total ($)
David P. Abney	77,700	150,400	3	228,103
Marianne C. Brown	136,125	160,000	11,402	307,527
Donald E. Felsinger	165,000	160,000	34,479	359,479
Ann M. Fudge	140,000	160,000	10,740	310,740
Bruce S. Gordon	130,000	160,000	34,814	324,814
William H. Hernandez	160,000	160,000	1,835	321,835
Madeleine A. Kleiner	153,875	160,000	19,446	333,321
Karl J. Krapek	130,000	160,000	28,143	318,143
Gary Roughead	150,000	160,000	4,217	314,217
Thomas M. Schoewe	150,000	160,000	5,303	315,303
James S. Turley	140,000	160,000	10,830	310,830
Mark A. Welsh III	140,000	160,000	414	300,414

(1)Amounts reflect the annual cash retainer paid to each director, including any applicable annual committee and committee chair retainers and any applicable Lead Independent Director or Chairman retainer. As described above, a director may elect to defer all or a portion of his or her annual cash retainer into a deferred stock unit account. Amounts deferred as Elective Stock Units or deferred into alternative investment options are reflected in this column.
(2)Amounts represent the target value of Automatic Stock Units awarded to each of our non-employee directors in 2020 under the 2011 Plan pursuant to the Amended Director Program. The amount reported for each director reflects the aggregate fair value of the Automatic Stock Units on the grant date, as determined under Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 718, Stock Compensation, excluding any assumed forfeitures. The grant date fair value assumes the value of dividend equivalents accrued directly on the awarded units. The aggregate number of Automatic Stock Units and Elective Stock Units held by each director as of December 31, 2020 is provided in the Deferred Stock Units table below.
(3)Amounts reflect (i) the estimated dollar value of additional stock units credited to each non-employee director as a result of dividend equivalents earned, directly or indirectly, on reinvested dividend equivalents as such amounts are not assumed in the grant date fair value of the Automatic Stock Units shown in the "Stock Awards" column, and (ii) matching contributions made through our Matching Gifts Program for Education discussed above and to non-profit organizations under a Company program as follows: Ms. Brown, $10,000; Ms. Fudge, $10,000; Mr. Gordon, $20,000; Ms. Kleiner, $5,000; Mr. Krapek, $10,000; and Mr. Turley, $10,000.

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Deferred Stock Units
As of December 31, 2020, the non-employee directors had the following aggregate number of deferred stock units accumulated in their deferral accounts for all years of service as a director, including additional stock units credited as a result of dividend equivalents earned on the stock units.

Name	Automatic Stock Units	Elective Stock Units	Total
David P. Abney	445	—	445
Marianne C. Brown	3,932	2,479	6,411
Donald E. Felsinger	22,224	15,930	38,154
Ann M. Fudge	2,947	498	3,445
Bruce S. Gordon	18,706	—	18,706
William H. Hernandez	5,613	—	5,613
Madeleine A. Kleiner	17,671	—	17,671
Karl J. Krapek	17,715	4,690	22,405
Gary Roughead	8,965	—	8,965
Thomas M. Schoewe	10,220	—	10,220
James S. Turley	3,358	—	3,358
Mark A. Welsh III	2,504	—	2,504

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TRANSACTIONS WITH RELATED PERSONS AND CONTROL PERSONS

Related Person Transactions
The Company has a written policy approved by the Board, for the review, approval and ratification of transactions between our Company and our directors, executive officers and other related persons (Related Person Transactions Policy). A copy of the policy is available on the Investor Relations section of our website (www.northropgrumman.com). The policy provides for related person transactions to be reviewed in advance and approved or ratified, as applicable, by the Board of Directors, the Governance Committee or the Chairman of the Governance Committee. A related person transaction may be approved if, after reviewing the relevant facts and circumstances, the reviewing party concludes that approving the related person transaction is in the best interests of the Company and its shareholders.
The policy defines a related person transaction as any transaction in which the Company was, is or will be a participant, where the amount involved exceeds $120,000, and in which a related person had, has or is expected to have a direct or indirect material interest. A "related person" includes:
•any of our directors or executive officers;
•any person who is known to be the beneficial owner of more than 5% of our common stock;
•an immediate family member of any such persons; or
•any firm, corporation, or other entity controlled by any such persons.
The Corporate Secretary may determine that, based on facts and circumstances, a transaction in an amount less than $120,000 should nonetheless be deemed a related person transaction. If this occurs, the transaction would be submitted for review and approval or ratification in accordance with the policy. Under exceptional circumstances, if a related person transaction has not been approved in advance, the Governance Committee will recommend to the Board of Directors such action as the Governance Committee deems appropriate, including ratification, amendment or termination of the transaction.
The policy requires each director and executive officer to complete an annual questionnaire to identify his or her related interests and to notify the Corporate Secretary of any changes in their information.
In the ordinary course of business, the Company purchases logistical services from UPS. One of our directors, David P. Abney, served as the Chief Executive Officer of UPS until June 2020 and the Executive Chairman of the UPS Board of Directors through September 2020. For the year ended December 31, 2020, amounts paid for these services accounted for less than 0.1% of either company's revenues for the 2020 fiscal year.
During 2020, the Company employed one family member of an executive officer who received compensation in excess of the reporting threshold. The spouse of our Corporate Vice President and President, Enterprise Services, Shawn Purvis, was employed by the Company as a Consulting Chief Engineer in our Mission Systems sector. He received cash compensation (base salary and bonus) of approximately $262,000 and participated in the Company’s benefit plans, commensurate with his position at the Company. Effective January 30, 2021, he transferred to a new company pursuant to the sale of our IT services business and he is no longer employed by the Company.
State Street Corporation (State Street), acting in various fiduciary capacities, filed a Schedule 13G/A with the SEC reporting that as of December 31, 2020, State Street and certain of its subsidiaries collectively were the beneficial owners of more than 5% of our outstanding common stock. A subsidiary of State Street is the trustee for various Northrop Grumman defined benefit and defined contribution plan trusts. Two other State Street subsidiaries provide investment management services. During 2020, those State Street subsidiaries received approximately $5.75 million for such services, with over 99% of that amount paid by the plan trusts.
BlackRock, Inc. (BlackRock) filed a Schedule 13G/A with the SEC reporting that as of December 31, 2020, BlackRock and certain of its subsidiaries collectively were the beneficial owners of more than 5% of our outstanding common stock. A subsidiary of BlackRock provides investment management services for the Northrop Grumman Rabbi Trust II and certain assets within various Northrop Grumman defined benefit trusts. During 2020, the trusts paid that BlackRock subsidiary approximately $528,000 for such services.
Wellington Management Group LLP (Wellington) filed a Schedule 13G with the SEC reporting that as of December 31, 2020, Wellington and certain of its subsidiaries collectively were the beneficial owners of more than 5% of our outstanding common stock. A subsidiary of Wellington provides investment management services for certain assets within various Northrop Grumman defined benefit and defined contribution plan trusts. During 2020, the trusts paid that Wellington subsidiary approximately $1.14 million for such services.

NOTICE OF 2021 ANNUAL MEETING OF SHAREHOLDERS AND PROXY STATEMENT I 33

TRANSACTIONS WITH RELATED PERSONS AND CONTROL PERSONS

Compensation Committee Interlocks and Insider Participation
During 2020, Ms. Brown, Ms. Kleiner and Messrs. Felsinger, Gordon, Krapek, Roughead and Schoewe served as members of the Compensation Committee. During 2020, no member of the Compensation Committee had a relationship with the Company or any of our subsidiaries, other than as directors and shareholders, and no member was an officer or employee of the Company or any of our subsidiaries, a participant in a related person transaction or an executive officer of another entity, where one of our executive officers serves on the board of directors that would constitute a related person transaction or raise concerns of a Compensation Committee interlock.

Indemnification Agreements
Our Bylaws require us generally to indemnify our directors and executive officers to the fullest extent permitted by Delaware law. Additionally, as permitted by Delaware law, we have entered into indemnification agreements with each of our directors and elected officers. Under the indemnification agreements, we have agreed to hold harmless and indemnify each indemnitee, generally to the fullest extent permitted by Delaware law, against expenses, liabilities and loss incurred in connection with threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative to which the indemnitee is made a party by reason of the fact that the indemnitee is or was a director or officer of the Company or any other entity at our request, provided however, that the indemnitee acted in good faith and in a manner reasonably believed to be in the best interests of our Company.
34 I NOTICE OF 2021 ANNUAL MEETING OF SHAREHOLDERS AND PROXY STATEMENT

VOTING SECURITIES AND PRINCIPAL HOLDERS

Stock Ownership of Certain Beneficial Owners
The following entities beneficially owned, to the best of our knowledge, more than five percent of the outstanding common stock as of the dates indicated in the footnotes below. All information shown is based on information reported by the filer on a Schedule 13G filed with the SEC on the dates indicated in the footnotes below.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership of Common Stock		Percent of Class
State Street Corporation One Lincoln Street, Boston, MA 02111	16,098,467	(1)	9.7%
Capital International Investors 333 South Hope Street, 55th Floor, Los Angeles, CA 90071	14,658,627	(2)	8.8%
The Vanguard Group 100 Vanguard Blvd., Malvern, PA 19355	12,540,325	(3)	7.5%
BlackRock, Inc. 55 East 52nd Street, New York, NY 10055	9,489,573	(4)	5.7%
Wellington Management Group LLP 280 Congress Street, Boston, MA 02210	9,025,016	(5)	5.4%

(1)This information was provided by State Street Corporation (State Street) in a Schedule 13G/A filed with the SEC on February 24, 2021. According to State Street, as of December 31, 2020, State Street had shared voting power over 15,636,757 shares and shared dispositive power over 16,097,110 shares. This total includes 9,983,272 shares held as of December 31, 2020 in the Defined Contribution Plans Master Trust for the Northrop Grumman Savings Plan and the Northrop Grumman Financial Security and Savings Program, for which State Street Bank and Trust Company acts as trustee and State Street Global Advisors Trust Company acts as investment manager.
(2)This information was provided by Capital International Investors (Capital International), a division of Capital Research and Management Company, in a Schedule 13G/A filed with the SEC on February 16, 2021. According to Capital International, as of December 31, 2020, Capital International had sole voting power over 14,636,652 shares and sole dispositive power over 14,658,627 shares.
(3)This information was provided by The Vanguard Group (Vanguard) in a Schedule 13G/A filed with the SEC on February 10, 2021. According to Vanguard, as of December 31, 2020, Vanguard had shared voting power over 258,121 shares, sole dispositive power over 11,887,639 shares and shared dispositive power over 652,686 shares.
(4)This information was provided by BlackRock, Inc. (BlackRock) in a Schedule 13G/A filed with the SEC on January 29, 2021. According to BlackRock, as of December 31, 2020, BlackRock had sole voting power over 8,627,438 shares and sole dispositive power over 9,489,573 shares.
(5)This information was provided in a Schedule 13G jointly filed with the SEC on February 4, 2021 by Wellington Management Group LLP, a parent holding company, and three of its affiliates: Wellington Group Holdings LLP, owned by Wellington Management Group LLP; Wellington Investment Advisors Holdings LLP, owned by Wellington Group Holdings LLP; and Wellington Management Company LLP, an investment adviser controlled by Wellington Investment Advisors Holdings LLP (the four joint filers collectively, "Wellington"). Wellington reported that the shares as to which the Schedule 13G was filed are owned of record by clients of Wellington Management Company LLP. According to Wellington, as of December 31, 2020, each of the joint filers except Wellington Management Company LLP had shared voting power over 8,950,082 shares and shared dispositive power over 9,025,016 shares; and Wellington Management Company LLP had shared voting power over 8,865,582 shares and shared dispositive power over 8,919,050 shares.
NOTICE OF 2021 ANNUAL MEETING OF SHAREHOLDERS AND PROXY STATEMENT I 35

VOTING SECURITIES AND PRINCIPAL HOLDERS

Stock Ownership of Officers and Directors
The following table shows beneficial ownership of our common stock as of March 23, 2021 by each of our current directors, our named executive officers and all directors and executive officers as a group. As of March 23, 2021, there were 160,962,047 shares of our common stock outstanding. None of the persons named below beneficially owns in excess of 1% of our outstanding common stock. Unless otherwise indicated, each individual has sole investment power and sole voting power with respect to the shares owned by such person.

	Shares of Common Stock Beneficially Owned	Share Equivalents (1)	Total
Non-Employee Directors
David P. Abney	—	447	447
Marianne C. Brown	—	6,443	6,443
Donald E. Felsinger	—	38,343	38,343
Ann M. Fudge	93	3,462	3,555
Bruce S. Gordon	—	18,798	18,798
William H. Hernandez	1,000	5,641	6,641
Madeleine A. Kleiner	—	17,758	17,758
Karl J. Krapek	4,445	21,305	25,750
Gary Roughead	—	9,009	9,009
Thomas M. Schoewe	3,160	10,271	13,431
James S. Turley	635	3,374	4,009
Mark A. Welsh III	—	2,516	2,516
Named Executive Officers
Kathy J. Warden (2)	118,956	—	118,956
David F. Keffer	—	—	—
Kenneth L. Bedingfield	10,153	—	10,153
Mark A. Caylor	20,338	36	20,374
Blake E. Larson	11,263	—	11,263
Janis G. Pamiljans	7,948	6,914	14,862
Other Executive Officers	77,909	3,343	81,252
All Directors and Executive Officers as a Group (27 persons)	255,900	147,660	403,560	(3)

(1)Share equivalents for directors represent non-voting deferred stock units acquired under the 2011 Plan, some of which are paid out in shares of common stock at the conclusion of a director-specified deferral period, and others are paid out upon termination of the director's service on the Board. Certain of the NEOs hold share equivalents with pass-through voting rights in the Northrop Grumman Savings Plan or the Northrop Grumman Financial Security and Savings Program.
(2)Ms. Warden also serves on the Company's Board of Directors.
(3)Total represents 0.25% of the outstanding common stock as of March 23, 2021.
36 I NOTICE OF 2021 ANNUAL MEETING OF SHAREHOLDERS AND PROXY STATEMENT

EQUITY COMPENSATION PLAN INFORMATION
We currently maintain two equity compensation plans: the 2011 Plan and the 1993 Stock Plan for Non-Employee Directors, as amended (1993 Directors Plan). Each of these plans has been approved by our shareholders.
The following table sets forth the number of shares of our common stock to be issued upon payout of outstanding awards and the number of shares remaining available for future award grants under these equity compensation plans as of December 31, 2020.

Plan category	Number of shares of common stock to be issued upon exercise of outstanding options and payout of outstanding awards (1) (#)	Weighted-average exercise price of outstanding options (2) ($)	Number of shares of common stock remaining available for future issuance under equity compensation plans (excluding shares reflected in the first column) (3) (#)
Equity compensation plans approved by shareholders	1,255,949	N/A	5,246,915
Equity compensation plans not approved by shareholders	N/A	N/A	N/A
Total	1,255,949	N/A	5,246,915	(4)

(1)This number includes 603,275 shares that were subject to outstanding stock awards granted under the 2011 Plan, 224,275 awards earned at year end but pending distribution subject to final performance adjustments, 137,897 shares subject to outstanding stock units credited under the 2011 Plan and 1993 Directors Plan, and additional performance shares of 290,502, which reflect the number of shares deliverable under payment of outstanding restricted performance stock rights, assuming maximum performance criteria have been achieved.
(2)There were no options outstanding as of December 31, 2020.
(3)Of the aggregate number of shares that remained available for future issuance, 5,246,915 were available under the 2011 Plan as of December 31, 2020. No new awards may be granted under the 1993 Directors Plan.
(4)After giving effect to our February 2021 awards, the number of shares of common stock remaining available for future issuance would be 4,746,454 (assuming maximum payout of such awards).

NOTICE OF 2021 ANNUAL MEETING OF SHAREHOLDERS AND PROXY STATEMENT I 37

PROPOSAL TWO: ADVISORY VOTE ON COMPENSATION OF NAMED EXECUTIVE OFFICERS
Consistent with Section 14A of the Exchange Act, we are providing our shareholders with the opportunity to cast a non-binding, advisory vote on the compensation of our NEOs. This advisory vote, commonly known as "say-on-pay," gives our shareholders the opportunity to express their view on our 2020 executive compensation programs and policies for our NEOs. The vote does not address any specific item of compensation and is not binding on the Board; however, as an expression of our shareholders' views, the Compensation Committee seriously considers the vote when making future executive compensation decisions. The Board has adopted a policy of providing for annual advisory votes on the compensation of our NEOs.
We believe our compensation programs reflect responsible, measured practices that effectively incentivize our executives to dedicate themselves fully to value creation for our shareholders, customers and employees. Our pay practices are aligned with our shareholders' interests and with leading industry practice and are governed by a set of strong policies. Examples include:
•Double-trigger provisions for change in control situations, and no excise tax gross-ups for payments upon termination after a change in control;
•A recoupment policy applicable to cash and equity incentive compensation payments;
•Stock ownership guidelines of 7x base salary for the CEO and 3x base salary for other NEOs, and stock holding requirements of three years from the vesting date for equity awards; and
•Prohibitions on hedging or pledging of Company stock.
For a more extensive list of our best practices, refer to page 40 of this Proxy Statement. In addition, our Compensation Discussion and Analysis (CD&A) provides a detailed discussion of our performance-based approach to executive compensation. We encourage you to read the CD&A, the rest of this Proxy Statement and our 2020 Form 10-K, which describes our business and 2020 results in more detail.
Recommendation
The compensation of our executives is aligned to performance, is sensitive to shareholder returns, appropriately motivates and retains our executives, and is a competitive advantage in attracting and retaining the high caliber talent necessary to drive our business forward and build sustainable value for our shareholders. Accordingly, the Board recommends that shareholders approve the following resolution:
"RESOLVED, that, as an advisory matter, the shareholders of Northrop Grumman Corporation approve the compensation paid to the Company's named executive officers as disclosed in this Proxy Statement pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion."
Vote Required
Approval of this proposal requires that the votes cast "for" the proposal exceed the votes cast "against" the proposal. Abstentions and broker non-votes will have no effect on this proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" PROPOSAL TWO.

38 I NOTICE OF 2021 ANNUAL MEETING OF SHAREHOLDERS AND PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS

Compensation Discussion and Analysis
In the CD&A, we provide an overview of our executive compensation programs and the underlying philosophy used to develop the programs. We describe the material components of our executive compensation programs for our 2020 NEOs and explain how and why our Board's Compensation Committee determined certain specific compensation policies and decisions. We refer to certain non-GAAP financial measures, which are identified with asterisks. For more information, including definitions, reconciliations to the most directly comparable GAAP measure and why we believe these measures may be useful to investors, see "Appendix A - Use of Non-GAAP Financial Measures." The 2020 NEO compensation is in the Summary Compensation Table on page 58 and other compensation tables contained in this Proxy Statement.
2020 NEOs
KATHY J. WARDEN
DAVID F. KEFFER
MARK A. CAYLOR
BLAKE E. LARSON
JANIS G. PAMILJANS
KENNETH L. BEDINGFIELD
NOTICE OF 2021 ANNUAL MEETING OF SHAREHOLDERS AND PROXY STATEMENT I 39

COMPENSATION DISCUSSION AND ANALYSIS | EXECUTIVE SUMMARY

Summary of Our Executive Compensation Programs
Our executive compensation philosophy is to provide our NEOs with attractive, flexible and market-based total compensation tied to annual and long-term performance and aligned with the interests of our shareholders. The key elements of our compensation programs for our NEOs are summarized below.

Compensation Element	Purpose	Key Characteristics

Base Salary	Compensate fairly and competitively	Determined by level of responsibility, competitive market pay assessment and individual performance

Annual Incentive Plan (AIP)	Motivate and reward achievement of annual business objectives
Financial Metrics
35% Adjusted Cash Flow from Operations Conversion*
35% Segment Operating Income* Growth
15% Pension-adjusted Net Income* Growth
15% Pension-adjusted Operating Margin (OM) Rate*
Subject to downward adjustment for failure to achieve non-financial objectives

Long-Term Incentive Plan (LTIP) Restricted Stock Rights (RSRs)	Link the interests of our executive officers to shareholders and retain executive talent	30% of annual LTIP grant Three-year cliff vesting

LTIP Restricted Performance Stock Rights (RPSRs)	Link the interests of our executive officers to shareholders, motivate and reward achievement of long-term strategic goals and retain executive talent
70% of annual LTIP grant
Three-year performance period
Equally weighted metrics of relative Total Shareholder Return (TSR), Adjusted Cumulative Free Cash Flow* (Adjusted Cumulative FCF*) and Operating Return on Net Assets* (Operating RONA*)

* This metric is a non-GAAP financial measure. For more information, see "Appendix A - Use of Non-GAAP Financial Measures."

Our Compensation Pay Practices (pages 40 - 56)
Our compensation programs incorporate best practices, including the following:

Best Practices

• Pay for Performance
• Above-Target Annual Incentive Payouts Only When We Outperform Our Peer Benchmarks
• Long-Term Incentives Focused on Performance
• Cap on Annual Bonuses and RPSR Payouts
• Compensation Elements Benchmarked at Market Median

• Annual Peer Group Review
• Independent Consultant Reports Directly to Compensation Committee
• No Individual Change in Control Agreements
• LTIP Double Trigger Provisions for Change in Control
• No Excise Tax Gross-ups for Payments Received Upon Termination After a Change in Control

• No Hedging or Pledging of Company Stock
• Dividends Paid Upon Vesting of Equity Awards
• Recoupment Policy on Cash and Equity Incentive Compensation Payments
• Stock Ownership Guidelines and Stock Holding Requirements
• Regular Risk Assessments Performed
• No Employment Contracts for CEO or Other NEOs

40 I NOTICE OF 2021 ANNUAL MEETING OF SHAREHOLDERS AND PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS | EXECUTIVE SUMMARY

2020 Performance Highlights
We continued to generate strong financial results in 2020, including higher sales, operating income, segment operating income*, cash provided by operating activities and adjusted free cash flow*. 2020 diluted earnings per share were $19.03 and 2020 mark-to-market (MTM) adjusted diluted earnings per share* were $23.65. Our strong cash generation allowed us to invest $1.4B in our business and return approximately $1.4B to our shareholders through share repurchases and dividends. Throughout 2020, management and the Committee closely monitored the COVID-19-related impacts on our financial results. Our financial results were not significantly impacted and the performance results reflect the comparison to our peers.

Earnings Per Share
* This metric is a non-GAAP financial measure. For more information, see "Appendix A - Use of Non-GAAP Financial Measures."

3-Year Total Shareholder Return

NOTICE OF 2021 ANNUAL MEETING OF SHAREHOLDERS AND PROXY STATEMENT I 41

COMPENSATION DISCUSSION AND ANALYSIS | EXECUTIVE SUMMARY

Management and the Compensation Committee believe our executive compensation programs are competitive and support achieving strong financial performance while investing for profitable growth and value creation over the long-term. A 96% shareholder majority approved last year's say-on-pay proposal, and our ongoing shareholder engagement indicates continued support for the structure and elements of our executive incentive compensation programs.

Compensation Mix and Incentive Metrics
We have a balanced pay for performance compensation structure that places an appropriate level of compensation at risk, based on our financial and non-financial performance measures and relative TSR. The following charts show variable-based compensation elements at target values.

CEO
Other NEOs (Average)
Variable
91%
Fixed
9%
Variable
83%
Fixed
17%
Variable Components
Restricted Stock Rights*
Restricted Performance Stock Rights
Annual Incentive Award
Fixed Components
Base Salary

*Restricted Stock Rights (RSRs) have been reclassified as variable compensation. RSRs are subject to future vesting and are at risk due to fluctuations in the price of our common stock. The change aligns with peers and industry practice.
For AIP, following are the results for 2020 performance, which have been adjusted, as applicable, to include proceeds from sale of equipment to a customer, and to exclude transaction-related expenses (Orbital ATK purchase and IT Services divestiture expenses), Orbital ATK intangible asset amortization and property, plant and equipment (PP&E) step-up depreciation expense (impacts related to Innovation Systems) and certain impacts related to the MTM method of accounting for the Company's pension and other postretirement benefit (OPB) plans as detailed in "Appendix A - Use of Non-GAAP Financial Measures":
•Adjusted Cash Flow from Operations Conversion*: 81.3%
•Segment Operating Income* Growth: $4.2B
•Pension-adjusted Net Income* Growth: $3.0B
•Pension-adjusted OM Rate*: 10.7%
42 I NOTICE OF 2021 ANNUAL MEETING OF SHAREHOLDERS AND PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS | EXECUTIVE SUMMARY
For the RPSR, our score covering the three-year 2018-2020 performance period was weighted 50% to relative TSR and 50% to Adjusted Cumulative FCF*, maintaining strong alignment to shareholder interest and increased emphasis on operational performance. The results, where applicable, include the after-tax impact of total pension funding and proceeds from sale of equipment to a customer, and to exclude impacts related to Innovation Systems and transaction-related expenses. Transaction-related expenses are primarily comprised of advisory, legal and other costs related to the completion of any acquisition or disposition. The combined weighted score for the metrics generated an overall performance score of 105%. The full details of the LTIP program can be found on page 52.
NOTICE OF 2021 ANNUAL MEETING OF SHAREHOLDERS AND PROXY STATEMENT I 43

COMPENSATION DISCUSSION AND ANALYSIS | KEY PRINCIPLES

Compensation Philosophy and Objectives
We provide an attractive, flexible and market-based total compensation program tied to performance and aligned with the interests of our shareholders. Our objective is to recruit and retain the caliber of executives and other key employees capable of achieving top performance and generating value for our shareholders, customers and employees.
Our goal is to lead our industry in sustainable performance and build on our strong, enduring values. The targets, thresholds and payout levels of our AIP are benchmarked against peers and the market. Our 2020 RPSR metrics are based on (1) TSR relative to our Performance Peer Group and the S&P Industrials, (2) Adjusted Cumulative FCF* and (3) Operating RONA*. For each plan, we selected metrics that drive shareholder value and benchmark our performance against our peers and the market. Our executive compensation and benefit programs are guided by the following principles:

Pay for Performance
• Our incentive plans are based on peer and market benchmarked performance metrics.
• Above-target incentive payouts are only awarded when we outperform our peer and market benchmarks.

Leadership Recruitment, Retention and Succession
• Compensation is designed to be competitive within our industry and retain top talent.
• Programs are designed to recruit, motivate and reward NEOs for delivering operational and strategic performance over time.

Sustainable Performance
• Our AIP includes both financial and non-financial metrics to ensure we are building a strong foundation for long-term sustainable performance and shareholder value creation.

Alignment with Shareholder Interests
• Our compensation structure places an appropriate amount of compensation at risk based on annual and long-term results.
• At-risk compensation is based on financial and non-financial performance measures and relative TSR.
• A significant portion of compensation is delivered in equity, the vesting and value of which provides alignment with shareholder returns.
• Stock ownership guidelines, holding requirements for equity awards and our recoupment policy further align executive and shareholder interests.

Benchmarking
• Compensation program provisions and financial objectives are evaluated on an annual basis and modified in accordance with industry and business conditions.
• We seek to outperform our peers (a group of top global defense companies identified as the Performance Peer Group on page 46).
• We use a Target Industry Peer Group (identified on page 46) for broader market executive compensation analyses that includes companies based on a peer-of-peers analysis.

Compensation Risk Management
• The Compensation Committee, together with its independent compensation consultant, conducts an annual assessment of the compensation programs to determine if there are potential material risks to the Company.

• Both the Compensation Committee and its independent compensation consultant evaluate the mix of variable compensation linked to financial and non-financial performance, as well as shareholder returns.

• The assessment is to confirm there is an appropriate balance in the executive compensation programs, practices and policies.
44 I NOTICE OF 2021 ANNUAL MEETING OF SHAREHOLDERS AND PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS | KEY PRINCIPLES

How We Make Compensation Decisions
Role of the Compensation Committee
The Compensation Committee is responsible for overseeing our compensation policies, incentive and equity compensation plans and approving payments or grants under these plans for elected officers (other than the CEO). The Compensation Committee recommends the compensation for our CEO to the independent directors of the Board for approval and approves the compensation for the other NEOs. In performing its duties, the Compensation Committee:
•receives advice from an independent compensation consultant who reports directly to the Compensation Committee and is discussed further below;
•reviews market data and other input from its independent compensation consultant;
•reviews and approves incentive goals and objectives (CEO goals and objectives are reviewed and approved by the independent directors);
•evaluates and approves executive benefit and perquisite programs;
•evaluates the competitiveness of each elected officer's total compensation package; and
•conducts an annual evaluation of the independent compensation consultant.
In addition, the Compensation Committee annually reviews and discusses with management the CD&A and provides a Compensation Committee Report for inclusion in the proxy statement.
For more information regarding the composition of the Compensation Committee and its duties and responsibilities, see "Corporate Governance – Committees of the Board of Directors – Compensation Committee" on page 18.
Role of the Independent Compensation Consultant
The Compensation Committee retains an independent compensation consultant, Frederic W. Cook & Co. (the Compensation Consultant). The Compensation Consultant reports directly to the Compensation Committee, and the Compensation Committee may replace the Compensation Consultant or hire additional consultants at any time. A representative of the Compensation Consultant regularly participates in meetings of the Compensation Committee and communicates with the Compensation Committee Chairperson between meetings as needed; however, the Compensation Committee and the independent directors of the Board make final decisions on the compensation actions for the NEOs. The Compensation Consultant also participates in executive session with the Compensation Committee. Other than the fees paid to the Compensation Consultant pursuant to its engagement by the Compensation Committee for its advice on executive and director compensation, the Compensation Consultant does not receive any fees or income from the Company.
The responsibilities of the Compensation Consultant include:
•providing a review of market data and advising the Compensation Committee on the levels and structure of our executive compensation policies and procedures, including compensation matters for NEOs;
•reviewing and advising the Compensation Committee on our total compensation philosophy, peer groups and target competitive positioning;
•identifying market trends and practices and advising the Compensation Committee on program design implications;
•providing proactive advice to the Compensation Committee on best practices for Board governance of executive compensation, compensation-related risk management, and any areas for program design to most appropriately support the Company's business strategy and organizational values; and
•serving as a resource to the Compensation Committee Chairperson on setting agenda items for Compensation Committee meetings and undertaking special projects.
In February 2021, the Compensation Committee determined that there were no relationships between the Compensation Consultant and the Company or any of the Company's directors or executive officers that raised a conflict of interest.
NOTICE OF 2021 ANNUAL MEETING OF SHAREHOLDERS AND PROXY STATEMENT I 45

COMPENSATION DISCUSSION AND ANALYSIS | KEY PRINCIPLES
Role of Management
Our CEO makes compensation-related recommendations for elected officers, other than the CEO, to the Compensation Committee for its review and approval. The CEO's evaluation is based on each officer's compensation relative to market and the overall framework, philosophy and objectives for our executive compensation programs approved by the Compensation Committee.
The recommendations for elected officers are based on an assessment of each executive's performance, skills and industry knowledge, market compensation benchmarks, and succession and retention considerations. The Corporate Vice President and Chief Human Resources Officer provides a summary of historical compensation and benefits-related data when compensation decisions are considered by the Compensation Committee to ensure compensation decisions are made within our total compensation framework.
Management also provides recommendations to the Compensation Committee regarding executive incentive and benefit plan designs and strategies. These recommendations include financial and non-financial operational goals and criteria for our annual and long-term incentive plans.

Use of Competitive Data
Performance Peer Group: Set Performance Targets and Evaluate Performance
The Compensation Committee uses the Performance Peer Group for purposes of setting performance targets and evaluating performance for our AIP and LTIP. The Performance Peer Group encompasses the largest global defense companies by government revenues within the domestic aerospace and defense market space. The same Performance Peer Group was used to establish the goals for the 2020 AIP and 2018 RPSR grants that vested at the end of 2020, and the 2020 RPSR grants that will vest in 2022.

PERFORMANCE PEER GROUP
BAE Systems	L3Harris Technologies, Inc.	Raytheon Technologies Corporation(1)
The Boeing Company	Leidos Holdings, Inc.	Thales Group
Booz Allen Hamilton Holding Corporation	Leonardo
General Dynamics Corporation	Lockheed Martin Corporation
(1) Raytheon Company merged with United Technologies in 2020, forming Raytheon Technologies Corporation

Target Industry Peer Group: Benchmark Executive Compensation Practices
The Compensation Committee benchmarks our executive compensation levels and practices against a Target Industry Peer Group of 13 companies, including a subset containing six direct peers. Prior to the beginning of the year, the Compensation Committee sets the Target Industry Peer Group used to benchmark compensation for the following year. To identify peer companies for compensation benchmarking purposes, the Compensation Consultant employed an objective criteria-based methodology where:
•the company was identified as a peer by at least two aerospace and defense peers or proxy advisory services;
•the company participated in the annual Aon executive compensation study; and
•revenues, total employees and market capitalization of the peer company were broadly similar to those of the Company.
46 I NOTICE OF 2021 ANNUAL MEETING OF SHAREHOLDERS AND PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS | KEY PRINCIPLES
While the Target Industry Peer Group is reviewed annually by the Compensation Committee with the Compensation Consultant, our goal is to keep it as consistent as reasonably possible on a year-over-year basis. The companies that comprise the 2020 Target Industry Peer Group are listed in the following table:

2020 TARGET INDUSTRY PEER GROUP
3M Company	Johnson Controls International
The Boeing Company (1)	L3Harris Technologies, Inc. (1)
Caterpillar, Inc.	Lockheed Martin Corporation (1)
Eaton Corporation	Parker-Hannifin Corporation
Emerson Electric Company	Raytheon Technologies Corporation (1)(2)
General Dynamics Corporation (1)	Textron, Inc.
Honeywell International, Inc. (1)
(1) Included in the subset of six direct peers also used for compensation benchmarking
(2) Raytheon Company merged with United Technologies in 2020, forming Raytheon Technologies Corporation
It is the Company's pay philosophy to provide the CEO a compensation package that comprises competitive elements of base salary and target variable pay relative to the Target Industry Peer Group and the direct six peers noted in the table above. In 2020, the CEO's target total direct compensation approximated the median of the Target Industry Peer Group and direct six peers.
Another element of the Company's pay philosophy is to tie a significant portion of the CEO's pay to performance. As a result, the CEO's actual compensation may differ from this market median based on the Company's actual performance.
In determining the base salary and target variable pay elements for the other NEOs, the Compensation Committee does not set any specific benchmark relative to the Target Industry Peer Group; rather, the Compensation Committee considers several factors in determining their compensation, including executive compensation levels and practices of the Target Industry Peer Group, NEO individual experience, growth in job as demonstrated through sustained performance, leadership impact, retention and pay relative to the CEO. Actual annual incentive awards and long-term incentive award opportunities reflect these factors, as well as Company performance.

NOTICE OF 2021 ANNUAL MEETING OF SHAREHOLDERS AND PROXY STATEMENT I 47

COMPENSATION DISCUSSION AND ANALYSIS | KEY COMPONENTS OF OUR PROGRAMS

Annual Incentive Compensation
Under our shareholder-approved 2002 Incentive Compensation Plan (AIP), the Compensation Committee approves the annual incentive compensation target payout percentage for each NEO other than the CEO. For the CEO, such percentage is approved by the independent directors of the Board.
The target incentive award (target bonus) represents a percentage of each NEO's base salary. Following the completion of the fiscal year, the target bonus is used by the Compensation Committee, together with its assessment of Company performance against established performance criteria, to determine the final bonus award amount.
2020 Annual Incentive
The 2020 target bonus for the CEO was 180% of base salary, which was unchanged from 2019. For each of the other NEOs, the 2020 target bonus was 100% of base salary, which was also unchanged from 2019.
Final bonus awards for each NEO were determined by multiplying the Northrop Grumman Company Performance Factor (CPF) by the target bonus. The CPF can range from 0% to 200%.
Annual Incentive Formula for 2020:

Base Salary	X	Target Payout %	=	Target Bonus

Target Bonus	X	CPF	=	Final Bonus Award

Annual performance evaluations are conducted by the CEO for each NEO, other than the CEO, and reviewed with the Compensation Committee. The Compensation Committee considers this performance information as well as the comparison to market data.
The Compensation Committee approves bonus amounts for all NEOs except the CEO, whose annual bonus is recommended by the Compensation Committee to the independent members of the Board for approval. The Compensation Committee has discretion to make adjustments to the annual bonus payouts for NEOs, other than the CEO, if it determines such adjustment is warranted. For example, in instances where Company performance has been impacted by unforeseen or unusual events, the Compensation Committee has exercised its authority to increase the final awards as necessary to preserve the intended incentives and benefits. The Compensation Committee has also adjusted payouts downward in the past, despite performance targets having been met, when it determined that particular circumstances had a negative impact on the Company but were not reflected in the performance calculation.
48 I NOTICE OF 2021 ANNUAL MEETING OF SHAREHOLDERS AND PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS | KEY COMPONENTS OF OUR PROGRAMS
2020 Annual Incentive Goals and Results
For the AIP, we use a mix of financial and non-financial metrics to measure our performance. Our AIP metrics reflect our commitment to investing for and achieving long-term profitable growth; maintaining alignment with shareholders' interests; and incentivizing top performance against our industry peers.
FINANCIAL METRICS: For 2020, the Compensation Committee continued with Segment Operating Income* Growth and refined Pension-adjusted Cash Flow from Operations* to be Adjusted Cash Flow from Operations Conversion*, each weighted at 35%. The Committee remained consistent with Pension-adjusted Net Income* Growth and Pension-adjusted OM Rate*, each weighted at 15%. The metrics are defined as follows:
•Adjusted Cash Flow from Operations Conversion*: calculated as Adjusted cash provided by operating activities* divided by earnings before interest, taxes, depreciation and amortization, excluding mark-to-market (MTM) expense and the MTM-related deferred state tax benefit (Adjusted EBITDA*). This metric emphasizes the importance of converting earnings into cash and enables management to make capital investment decisions that support long-term profitable growth without impacting performance-based incentive compensation.
•Segment Operating Income* Growth: calculated as segment operating income* multiplied by a market-based growth rate. This metric incentivizes management to focus on profitable growth and enables management to evaluate the financial performance and operational trends of our sectors.
•Pension-adjusted Net Income* Growth: calculated as net income before the after-tax impact of the total net FAS/CAS pension adjustment multiplied by a market-based growth rate. This metric incentivizes management to achieve relative long-term profitable growth greater than a projected industry growth rate.
•Pension-adjusted OM Rate*: calculated as OM rate (operating margin divided by sales) before net FAS (service)/CAS pension adjustment. This metric establishes high program performance expectations for the Company.

* This metric is a non-GAAP financial measure. For more information, see "Appendix A - Use of Non-GAAP Financial Measures."
NOTICE OF 2021 ANNUAL MEETING OF SHAREHOLDERS AND PROXY STATEMENT I 49

COMPENSATION DISCUSSION AND ANALYSIS | KEY COMPONENTS OF OUR PROGRAMS
NON-FINANCIAL METRICS: In addition to the financial goals, various non-financial goals are used to align our objectives with all our stakeholders. Performance against these non-financial metrics can result only in a downward adjustment to the financial metric score. For 2020, we selected the following non-financial metrics:

Non-Financial Metric	How Measured	Highlights
Quality	Program-specific objectives, including defect rates, process quality, supplier quality, planning quality or other appropriate criteria for program type and phase.	•Corporate quality metric was above target for the year
Customer Satisfaction	Customer feedback, including customer-generated performance scores, award fees and verbal and written feedback.	•Customer satisfaction metric was at target for the year
Engagement & Inclusion	Perform at or above the Global High Performance (GHP) Norm, a Willis Towers Watson (WTW) index. Results derived from annual employee survey with a "percent favorable response" measurement scale.	•86% favorable employee engagement and equal to the GHP norm •83% favorable on the inclusion index and above the GHP norm
Operational Efficiency	Reach or exceed the GHP Norm. Results derived from annual employee survey with a "percent favorable response" measurement scale.	•75% favorable and equal to the goal •Company improved during a year when most other companies had a decline as noted in the WTW indices
Diversity	Representation of females and people of color in all management level positions with respect to internal and external benchmarks.	•We met or exceeded our employee diversity goals in 2020, and since 2010, have made significant progress
Environmental Sustainability	Reductions in absolute greenhouse gas emissions and potable water consumption, and improvement in solid waste diversion (i.e., waste diverted from landfill disposal).	•The company exceeded the annual target for the year, driving further progress towards our multi-year environmental sustainability goals that ended in 2020
Safety	Total case rate, defined as the number of Occupational Safety & Health Administration recordable injuries as well as by lost work day rate associated with those injuries.	•The Company exceeded the annual target in 2020

PAYOUT: Our AIP provides for payout levels from 0% to 200% of target. The minimum, target and maximum performance levels are derived based on an analysis of the historical and forecasted performance of our Performance Peer Group (Pension-adjusted Net Income* Growth is based on projected market growth rates). Specific values are identified for each metric at selected points in the range between minimum and maximum and other values are determined by linear interpolation between these points. No payout is made if performance is below the minimum. Above-target payout can be earned only if the Company’s performance exceeds the performance threshold noted in the table on the following page. The maximum 200% payout is based upon approximate top quartile past performance of the Performance Peer Group. This structure rewards superior performance by aligning above-target payouts to outperforming our peer benchmarks and provides reduced awards for below target performance.
50 I NOTICE OF 2021 ANNUAL MEETING OF SHAREHOLDERS AND PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS | KEY COMPONENTS OF OUR PROGRAMS
As mentioned previously, the Committee monitored the impact of COVID-19 throughout the year, and taking into consideration the modest impacts to our operations and results, determined not to make any adjustments to the AIP framework or calculated outcome of performance and resulting payouts.

In determining the CPF, both financial and non-financial performance against goals are assessed. The 2020 Company financial performance for the four metrics shown in the table below was 143%. As approved by the Compensation Committee, Company performance calculations were adjusted, as applicable, to include proceeds from sale of equipment to a customer, and to exclude transaction-related expenses, Orbital ATK intangible asset amortization and property, plant and equipment (PP&E) step-up depreciation expense as well as certain accounting impacts related to the Company's pension, and OPB plans.

Consistent with prior years, GAAP earnings were adjusted for the after-tax impact of the Company's FAS/CAS pension adjustment recorded during the year and MTM pension and OPB expense and related tax impacts recognized at the end of the year. As such, during 2020 we removed $1.3B from earnings related to our FAS/CAS pension adjustment and added back earnings of $0.8B associated with our MTM pension and OPB expense and related tax impacts. The adjustments allowed us to more effectively compare the Company's financial performance against our peers. Details are outlined in Appendix A - Use of Non-GAAP Financial Measures.

Metric/Goal	Weighting	Performance to Achieve Target Payout	2020 Performance	2020 Financial Score
Adjusted Cash Flow from Operations Conversion*	35%	72.0%	81.3%	64%
Segment Operating Income* Growth	35%	$4.2B	$4.2B	35%
Pension-adjusted Net Income* Growth	15%	$2.8B	$3.0B	29%
Pension-adjusted OM Rate*	15%	11.1%	10.7%	15%
				143%
* This metric is a non-GAAP financial measure. For more information, see "Appendix A - Use of Non-GAAP Financial Measures."
Performance against the annual non-financial metrics cannot exceed 100% and can result only in a downward adjustment to the financial performance score. The Company demonstrated strong performance in 2020 overall against the non-financial goals, and the Compensation Committee approved a non-financial score of 100%. In consideration of both the financial and non-financial performance, the 2020 Company Performance Factor was determined to be 143%.
Decisions for 2020
In February 2021, the Compensation Committee recommended, and the independent members of our Board approved, a 2020 annual incentive award of $3,977,000 for the CEO, Ms. Warden. Based on the CPF, Ms. Warden recommended, and the Compensation Committee approved, the other NEOs' annual incentive awards.

Name	AIP Target % of Salary	AIP Payout Range %	Performance Payout	Actual Payout (1)
Kathy J. Warden	180%	0% - 200%	143%	$3,977,000
David F. Keffer	100%	0% - 200%	143%	$928,000
Mark A. Caylor	100%	0% - 200%	143%	$1,223,000
Blake E. Larson	100%	0% - 200%	143%	$1,160,000
Janis G. Pamiljans	100%	0% - 200%	143%	$1,223,000
Kenneth L. Bedingfield(2)	100%	0% - 200%	143%	$185,000
(1) The potential range of bonus payouts based on 2020 performance is disclosed in the Grants of Plan-Based Awards Table. Actual bonus payouts for 2020 performance are disclosed above and in the Summary Compensation Table.

(2) Mr. Bedingfield's payout represents the portion of his severance payment equal to the prorated bonus he would have received under the Company's AIP.
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COMPENSATION DISCUSSION AND ANALYSIS | KEY COMPONENTS OF OUR PROGRAMS

Long-Term Incentive Compensation
2020 Long-Term Incentive Program
In determining the amount of the individual long-term incentive award for our NEOs (other than the CEO), the Compensation Committee considers an elected officer's individual performance during the preceding year, growth in job as demonstrated through sustained performance, leadership impact, retention and pay relative to the CEO, as well as market data for the elected officer's position based on the Target Industry Peer Group analysis.
In 2020, after determining the award value for the NEOs as described above, the Compensation Committee granted awards in the form of RPSRs to ensure sustainability and achievement of business goals over time and RSRs to provide retention value. The awards were comprised of 70% RPSRs and 30% RSRs. The Compensation Committee determined this long-term incentive mix would appropriately motivate and reward the NEOs to achieve our long-term objectives and further reinforce the link between their interests and the interests of our shareholders.
The RPSRs will vest and be distributed following the completion of the three-year performance period (commencing January 1, 2020 and ending December 31, 2022) if goals are met. The RSRs generally vest 100% after three years. Earned RPSRs and RSRs may be paid in shares, cash or a combination of shares and cash at the Compensation Committee's discretion. An executive generally must remain employed through the vesting period to earn an award. Vesting for termination due to death, disability, retirement or change in control is discussed in the "Termination Payments and Benefits" section on page 70. Dividend equivalents accrue on both RPSR and RSR awards earned and will be paid upon distribution of the RPSRs and RSRs.
The Compensation Committee evaluates RPSR performance requirements each year to ensure they are aligned with our business objectives. For the 2020 RPSR grant, the Compensation Committee determined that for the NEOs, performance metrics will continue to be relative TSR, Adjusted Cumulative FCF* and Operating RONA*, each equally weighted at 1/3. The current metrics and weightings reflect the Company's continued emphasis on operational performance directly impacted by management decisions and behaviors, while maintaining strong alignment with shareholder interests. Based on the performance against these metrics, shares earned for 2020 RPSR grants can vary from 0% to 150% of the rights awarded.
TSR is measured by comparing cumulative stock price appreciation with reinvestment of dividends over the three-year period to the Performance Peer Group (50% of relative TSR portion of award) and to the S&P Industrials (50% of relative TSR portion of award), which comprises companies within the S&P 500 classified as Industrials, reflecting the range of similar investment alternatives available to our shareholders. To smooth volatility in the market, the TSR calculation is based on the average of the three-year returns for each of the 30 calendar days, starting from the grant date, to the last 30 days of the performance period. The maximum relative TSR payout is capped at 100% of target shares if the absolute TSR is negative, even if the relative TSR would have resulted in a higher score.
Adjusted Cumulative FCF* focuses on cash generation after capital investments and is calculated as the aggregate Adjusted Free Cash Flow before after-tax total pension funding* over a three-year period. Adjusted Free Cash Flow* includes funds available to create shareholder value after investing in the business through capital expenditures.
Operating RONA* drives operational productivity through the efficient use of capital resources (net operating assets). The metric is calculated as Adjusted Net Operating Profit After-Tax* (adjusted NOPAT*) divided by the two-year average of net operating assets.
Recently Completed RPSR Performance Period (2018 – 2020)
In February 2018, when granting RPSRs to NEOs who were elected officers at the time of the grant, the Compensation Committee selected relative TSR and Adjusted Cumulative FCF*, equally weighted at 50%, as the performance metrics for the awards and established the performance criteria for the awards as set forth in the table below.

		Performance Required to Score
Metric/Goal	Weighting	0%	100%	150%	2020 Actual Performance	2020 Score
Relative TSR - 2018 Performance Peer Group	25%	25th	50th	80th	60th	29%
Relative TSR - S&P Industrials	25%	25th	50th	80th	32nd	7%
Adjusted Cumulative FCF*	50%	$5.6B	$6.8B	$8.5B	$8.1B	69%
RPSR Performance Factor						105%
52 I NOTICE OF 2021 ANNUAL MEETING OF SHAREHOLDERS AND PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS | KEY COMPONENTS OF OUR PROGRAMS
In February 2021, the Compensation Committee reviewed performance for the January 1, 2018 to December 31, 2020 RPSR performance period. The combined weighted score for the metrics generated an overall performance score of 105% (excluding the impact of legacy Innovation Systems as detailed in "Appendix A - Use of Non-GAAP Financial Measures").
In February 2021, the NEOs received payouts in stock with respect to the outstanding RPSR awards that were granted in February 2018 for the three-year performance period ending December 31, 2020 (as described further in footnote 3 to the Outstanding Equity Awards Table on page 61).

Other Benefits
This section describes other benefits the NEOs receive. These benefits are not performance related and are designed to provide a competitive package for purposes of attracting and retaining the executive talent needed to achieve our business objectives. These benefits include retirement benefits, certain perquisites and severance arrangements.
Retirement Benefits
We maintain tax-qualified retirement plans (both defined benefit pension plans and defined contribution savings plans) that cover most of our workforce, including the NEOs. We also maintain nonqualified retirement plans that are available to our NEOs, which are designed to restore benefits that were limited under the tax-qualified plans or to provide supplemental benefits. Compensation, age and years of service factor into the amount of benefits provided under the plans. Thus, the plans are structured to reward and retain employees of long service and recognize higher performance levels as evidenced by increases in annual pay. Additional information about these retirement plans and the NEO benefits under these plans can be found in the Pension Benefits Table and Nonqualified Deferred Compensation Table, on pages 63 and 68, respectively.
The Compensation Committee assesses aggregate benefits available to the NEOs and has previously imposed an overall cap, generally limited to no more than 60% of final average pay, on pension benefits for the NEOs (except for small variations due to contractual restrictions under the plans). The nonqualified supplemental defined benefit plans in which our NEOs participate were frozen as to pay and service as of December 31, 2014.
Perquisites
Our NEOs are eligible for certain limited executive perquisites that include financial planning, income tax preparation, physical exams and personal liability insurance. The Compensation Committee believes these perquisites are common within the competitive market for total compensation packages for executives and are useful in attracting, retaining and motivating talented executives. Perquisites provided to the NEOs in 2020 are detailed in the Summary Compensation Table on page 58.
Security Arrangements
Given the nature of our business, we maintain a comprehensive security program. As a component of that program, we provide residential and/or travel protection that we consider necessary to address our security requirements. In selecting the level and form of protection, we and the Board consider security risks faced by those in our industry in general and security risks specific to our Company and its individuals. Based on security threat information obtained and an ongoing dialogue with law enforcement and security specialists, the Board has required that Ms. Warden and other NEOs receive varying levels of residential and travel protection.
Since we require this protection under a comprehensive security program and it is not designed to provide a personal benefit (other than the intended security), we do not view these security arrangements as compensation to the individuals. We report these security arrangements as perquisites as required under applicable SEC rules. In addition, we report them as taxable compensation to the individuals if they are not excludable from income as working condition fringe benefits under Section 132 of the Internal Revenue Code.
The Board has determined that the CEO should avoid traveling by commercial aircraft for purposes of security, rapid availability and communications connectivity during travel, and should use Company-provided aircraft for all air travel. If, as a result, the CEO uses Company-provided aircraft for personal travel, the costs of such travel are imputed as income and are subject to the appropriate tax reporting according to Internal Revenue Code regulations.
We regularly review the nature of the security threat and associated vulnerabilities with law enforcement and security specialists and will continue to revise our security program as appropriate.
NOTICE OF 2021 ANNUAL MEETING OF SHAREHOLDERS AND PROXY STATEMENT I 53

COMPENSATION DISCUSSION AND ANALYSIS | KEY COMPONENTS OF OUR PROGRAMS
Severance Benefits
We maintain the Severance Plan for Elected and Appointed Officers of Northrop Grumman Corporation (Severance Plan), which is available to Ms. Warden and other NEOs who qualify and are approved to receive such benefits. The purpose of the Severance Plan is to help bridge the gap in an executive's income and health coverage during a period of unemployment following termination, and to ensure certain benefits for the Company.
We do not maintain any change in control (CIC) severance plans. In addition, we do not provide excise tax gross-ups for any payments received upon termination after a change in control.
Upon a "qualifying termination" (defined below) the Company will provide severance benefits to eligible NEOs under the Severance Plan. Provided the NEO signs a release and agrees to certain restrictions, he or she may receive: (i) a lump sum severance benefit equal to one and one-half times annual base salary and target bonus, (ii) a prorated performance bonus for the year of termination, (iii) continued medical and dental coverage for the eighteen-month severance period, (iv) income tax preparation/financial planning fees for the year of termination and the following year and (v) outplacement expenses up to 15% of salary, all subject to management approval. The cost of providing continued medical and dental coverage is based upon current premium costs. The cost of providing income tax preparation and financial planning is capped for the year of termination and for the year following termination. The annual cap for the CEO is $30,000 and for the rest of the NEOs is $18,500.
A "qualifying termination" includes one of the following:
•involuntary termination, other than for cause or mandatory retirement; or
•election to terminate in lieu of accepting a downgrade to a non-officer position (i.e., good reason).
Change in Control Benefits
We do not maintain separate CIC programs or agreements. The only CIC benefits available to the NEOs are those described in the terms and conditions of the grants under the 2011 Long-Term Incentive Stock Plan (2011 Plan).

Policies and Procedures
Stock Ownership Guidelines
We maintain stock ownership guidelines for our NEOs to further promote alignment of management and shareholder interests. These guidelines require that NEOs own Company stock with a value denominated as a multiple of their annual salaries, which can be accumulated over a five-year period from the date of hire or promotion into an elected officer position.
The guidelines are as follows:

Position	Stock Value as a Multiple of Base Salary
Chairman and Chief Executive Officer	7x base salary
Other NEOs	3x base salary

Shares that satisfy the stock ownership guidelines include:
•Company stock owned outright;
•unvested RSRs; and
•the value of shares held in the Northrop Grumman Savings Plan or Northrop Grumman Financial Security and Savings Program.
Unvested RPSRs are not included in calculating ownership until they are converted to actual shares owned.
The Compensation Committee reviews compliance with our stock ownership guidelines on an annual basis. As of December 31, 2020, all NEOs were in compliance with the ownership guidelines. The Compensation Committee continues to monitor compliance and will conduct a full review again in 2021.
Stock Holding Requirements
We have holding period requirements for payouts from long-term incentive grants, further emphasizing the importance of sustainable performance and appropriate risk-management behaviors. Under this policy, NEOs are required to hold, for a period of three years, 50% of their net after-tax shares received from RPSR distributions and RSR vestings. These restrictions generally continue following termination and retirement; however, shares acquired from RPSR distributions more than one year after separation from the Company are not subject to the holding requirement.
54 I NOTICE OF 2021 ANNUAL MEETING OF SHAREHOLDERS AND PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS | KEY COMPONENTS OF OUR PROGRAMS
Anti-Hedging and Pledging Policy
Company policy prohibits our NEOs and other elected officers from hedging or entering into margin transactions involving Company stock, and pledging Company securities as collateral for loans or other transactions. Additional information about our policy can be found in "Compensation of Directors - Stock Ownership Requirements and Anti-Hedging and Pledging Policy" on page 30.
Recoupment Policy
The Company's recoupment policy provides that:
•the Board has discretion to recoup incentive compensation paid to an elected officer in the event of a restatement or if an elected officer engages in illegal conduct that causes significant financial or reputational harm to the Company;
•the Board has discretion to recoup incentive compensation paid to the elected officer in the event the elected officer fails to report such misconduct of another, or is grossly negligent in fulfilling his or her supervisory responsibilities to prevent such misconduct; and
•the CEO has discretion to recoup under similar circumstances incentive compensation provided to non-elected officers or other employees.
The Company’s recoupment policy applies to a three-year look back of performance-based short- or long-term, cash or equity incentive payments. It provides for certain disclosure in the event of recoupment, consistent with SEC and other legal requirements.
Risk Management
The Compensation Committee annually reviews our compensation program and together with the independent Compensation Consultant assesses potential compensation-related risks to the Company. Based on this assessment for 2020, the Compensation Committee determined that the risk profile is appropriate and substantial risk management features are incorporated into our compensation program. This determination reflects the following conclusions from the detailed risk assessment:
•there is appropriate balance to mitigate compensation-related risk in the executive compensation program's design between fixed and variable pay, cash and stock components, short- and long-term measures, financial and non-financial measures, and formulaic and discretionary decisions;
•there are appropriate policies in place to mitigate compensation-related risk, including the Compensation Committee's and its advisor's independence, transparent disclosure, officer stock ownership guidelines and holding period requirements, and hedging and recoupment policies; and
•there are no incentive or commission arrangements below the executive level that potentially encourage excessive risk-taking behavior.
Grant Date for Equity Awards
Annual grant cycles for equity awards occur in February at the same time salary increases and annual incentive targets are determined. This timing allows the Compensation Committee to make decisions on each of these compensation components at the same time, utilizing a total compensation philosophy. The Compensation Committee reviews and approves annual long-term incentive grants during its scheduled meeting, which occurs following the announcement of our year-end financial results. Equity grants may also be granted on an interim basis throughout the year for special situations, such as new executive hires, promotions or retention.
Tax Deductibility of Pay
Under prior law, Section 162(m) of the Internal Revenue Code generally limited the annual tax deduction to $1 million per person for compensation paid to the Company's CEO and the next three highest-paid NEOs, other than the Chief Financial Officer (collectively, covered employees). Certain compensation, including qualified performance-based compensation, was not subject to the deduction limit if certain requirements were met.
The 2017 Tax Act enacted on December 22, 2017, modified Section 162(m). The 2017 Tax Act expanded the definition of covered employees to include the Company's Chief Financial Officer and any employee who was a covered employee for any taxable year beginning after December 31, 2016. The 2017 Tax Act also repealed the performance-based compensation exception to the deduction limit. These amendments, effective January 1, 2018, do not apply to compensation paid pursuant to a written binding contract in effect on November 2, 2017, that was not materially modified after such date.
NOTICE OF 2021 ANNUAL MEETING OF SHAREHOLDERS AND PROXY STATEMENT I 55

COMPENSATION DISCUSSION AND ANALYSIS | KEY COMPONENTS OF OUR PROGRAMS
Say-on-Pay
Our shareholders are asked annually to approve, on an advisory basis, the compensation paid to our NEOs. We regularly engage with our shareholders to understand their concerns regarding executive compensation. The Compensation Committee annually reviews and discusses the results of the say-on-pay vote. In 2020, our executive compensation programs continued to receive strong support from shareholders with 96% approval at our 2020 Annual Meeting of Shareholders. Based on its review and feedback from shareholder engagement, the Compensation Committee determined that our programs are effective and aligned with shareholder interests, and no substantive changes were required.
56 I NOTICE OF 2021 ANNUAL MEETING OF SHAREHOLDERS AND PROXY STATEMENT

COMPENSATION COMMITTEE REPORT
The Compensation Committee reviewed and discussed the CD&A with management. Based on such review and discussion, the Compensation Committee recommended to the Board that the CD&A be included in this Proxy Statement. The Board has approved the recommendation.
COMPENSATION COMMITTEE
THOMAS M. SCHOEWE, CHAIRPERSON
DONALD E. FELSINGER
BRUCE S. GORDON
MADELEINE A. KLEINER
KARL J. KRAPEK
GARY ROUGHEAD

NOTICE OF 2021 ANNUAL MEETING OF SHAREHOLDERS AND PROXY STATEMENT I 57

COMPENSATION TABLES | SUMMARY COMPENSATION TABLE

2020 Summary Compensation Table

Name & Principal Position	Year	Salary (1) ($)	Bonus ($)	Stock Awards (2) ($)	Non-Equity Incentive Plan Compensation (3) ($)	Change in Pension Value and Non-Qualified Deferred Compensation Earnings (4) ($)	All Other Compensation (5) ($)	Total ($)
Kathy J. Warden	2020	1,536,346	—	13,499,889	3,977,000	1,144,248	649,661	20,807,144
Chairman, Chief Executive Officer and President	2019	1,488,462	—	13,000,159	4,509,000	687,615	623,484	20,308,720
	2018	963,462	—	9,999,869	1,920,000	—	458,976	13,342,307
David F. Keffer (6)	2020	634,616	—	4,000,102	928,000	—	71,494	5,634,212
Corporate Vice President and Chief Financial Officer

Mark A. Caylor	2020	855,000	—	3,000,212	1,223,000	870,818	144,715	6,093,745
Corporate Vice President and President, Mission Systems	2019	850,192	—	3,499,779	1,428,000	886,646	129,727	6,794,344
	2018	790,577	—	3,900,096	1,328,000	—	127,017	6,145,690
Blake E. Larson	2020	802,154	—	3,500,217	1,160,000	326,767	217,676	6,006,814
Corporate Vice President and President, Space Systems	2019	746,394	—	3,000,163	1,278,000	388,000	189,586	5,602,143
	2018	426,216	—	6,499,923	1,127,000	5,297	35,717	8,094,153
Janis G. Pamiljans (7)	2020	855,000	—	3,500,217	1,223,000	861,964	239,096	6,679,277
Corporate Vice President and President, Aeronautics Systems	2019	850,192	—	3,499,779	1,428,000	1,088,160	356,125	7,222,256
	2018	826,154	—	3,500,008	1,328,000	—	241,318	5,895,480
Kenneth L. Bedingfield (8)	2020	145,212	—	—	—	—	3,072,889	3,218,101
Former Corporate Vice President and Chief Financial Officer	2019	834,385	—	3,499,779	1,401,000	—	296,756	6,031,920
	2018	811,154	—	3,500,008	1,304,000	—	312,214	5,927,376
(1)Includes amounts deferred under qualified savings and nonqualified deferred compensation plans.
(2)Represents the grant date aggregate fair value of RPSRs and RSRs granted during the periods presented. The fair value of awards was computed in accordance with Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 718, excluding any assumed forfeitures. Assumptions used in the calculation of these amounts are disclosed in Note 14 of the Company's 2020 Form 10-K. The maximum grant date fair values of the 2020 RPSRs are as follows (grants assume a 150% maximum payout):

Name	Maximum Grant Date Fair Value ($)
Ms. Warden	14,174,991
Mr. Keffer	4,199,931
Mr. Caylor	3,150,413
Mr. Larson	3,150,413
Mr. Pamiljans	3,150,413
Mr. Bedingfield	—
(3)These amounts were paid pursuant to the Company's AIP. Includes amounts deferred under the qualified savings and nonqualified deferred compensation plans.
(4)These amounts relate solely to the increased present value of the NEO's pension plan benefits using mandatory SEC assumptions (see the descriptions of these plans under the Pension Benefits table on page 63). The amount accrued in each year differs from the amount accrued in prior years due to an increase in age, service and pay (salary and bonus). The change in pension value is also highly sensitive to changes in the interest rate used to determine the present value of the payments to be made over the life of the executive.
Mr. Bedingfield and Mr. Keffer were hired after the Company's defined benefit pension plans were closed to new entrants, and as a result, they do not participate in any defined benefit pension plans.
There were no above-market earnings in the nonqualified deferred compensation plans (see the descriptions of these plans under the Nonqualified Deferred Compensation table on page 68).
58 I NOTICE OF 2021 ANNUAL MEETING OF SHAREHOLDERS AND PROXY STATEMENT

COMPENSATION TABLES | SUMMARY COMPENSATION TABLE
(5)Amounts include, as applicable, (a) the value of perquisites and personal benefits, (b) basic life insurance premiums, (c) matching contributions through the Northrop Grumman Foundation made to eligible educational institutions and to non-profit organizations under a Company program, and (d) Company contributions to defined contribution and deferred compensation plans. Where the value of the items reported in a particular category for an NEO exceeded $10,000 in 2020 (other than perquisites and personal benefits, which are subject to different thresholds as described below), those items are identified and quantified below.
Perquisites and Personal Benefits - Perquisites and other personal benefits provided to certain NEOs are as follows: security, travel-related perquisites (including use of Company aircraft or ground transportation services for personal travel and incidental expenses for family members if accompanying the NEO while on business travel), financial planning/income tax preparation services, insurance premiums paid by the Company on the NEO's behalf, executive physicals and other nominal perquisites or personal benefits. We determine the incremental cost for perquisites and personal benefits based on costs or charges incurred by the Company for the benefits.
As discussed in "Key Components of Our Programs - Security Arrangements," the Company provides NEOs with certain residential and travel security protection due to the nature of our business and security threat information. The amounts reflected in the "All Other Compensation" column include expenses for certain residential and travel security that we treat as perquisites under relevant SEC guidance, even though the need for such expenses arises from the risks attendant with their positions with the Company. The Company calculates the cost of travel security coverage based on the hourly rates and overhead fees charged directly to the Company by the firms providing security personnel. If Company security personnel are used, their hourly rates are used to calculate the cost of coverage. The Company calculates the value of personal use of Company aircraft based on the incremental cost of each element. Fixed costs that would be incurred in any event to operate Company aircraft (e.g., aircraft purchase costs, maintenance not related to personal trips and flight crew salaries) are not included.
The cost of any category of the listed perquisites and personal benefits did not exceed the greater of $25,000 or 10% of total perquisites and personal benefits for any NEO in 2020, except for the following:
i.Ms. Warden: costs attributable to security protection ($100,353), which includes personal travel on Company aircraft consistent with the Company's security program ($67,195), and matching gifts ($18,900);
ii.Mr. Caylor: costs attributable to matching gifts ($14,740);
iii.Mr. Larson: costs attributable to matching gifts ($13,310);
iv.Mr. Pamiljans: costs attributable to matching gifts ($13,000); and
v.Mr. Bedingfield: costs attributable to cash severance ($2,702,000) and vacation payout ($157,873).
Contributions to Plans - In 2020, we made the following Company contributions to the defined contribution and deferred compensation plans:

Name	Company Contributions ($)
Ms. Warden	483,628
Mr. Keffer	33,323
Mr. Caylor	102,714
Mr. Larson	175,451
Mr. Pamiljans	182,628
Mr. Bedingfield	185,561
(6)Mr. Keffer was appointed Corporate Vice President and Chief Financial Officer effective February 17, 2020.
(7)Mr. Pamiljans retired from the Company on February 26, 2021.
(8)Mr. Bedingfield was the Corporate Vice President and Chief Financial Officer in 2019. He stepped down from this position effective February 17, 2020 and left the Company February 21, 2020. On February 6, 2020, the Company filed a Form 8-K which included, as an exhibit, the Separation Agreement with Mr. Bedingfield.
NOTICE OF 2021 ANNUAL MEETING OF SHAREHOLDERS AND PROXY STATEMENT I 59

COMPENSATION TABLES | GRANTS OF PLAN-BASED AWARDS TABLE

2020 Grants of Plan-Based Awards

			Estimated Future Payouts Under Non-Equity Incentive Plan Awards (1)			Estimated Future Payouts Under Equity Incentive Plan Awards (2)			All Other Stock Awards: Number of Shares of Stock or Units (3) (#)	Grant Date Fair Value of Stock Awards (4) ($)
Name	Grant Type	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Kathy J. Warden	Incentive Plan		—	2,781,000	5,562,000
	RPSR	2/12/2020				—	27,037	40,556		9,449,994
	RSR	2/12/2020							11,453	4,049,895
David F. Keffer	Incentive Plan		—	649,038	1,298,076
	RPSR	5/5/2020				—	6,565	9,848		2,100,050
	RSR	5/5/2020							2,885	900,033
	RPSR (5)	5/5/2020					2,188	3,282		699,904
	RSR (5)	5/5/2020							962	300,115
Mark A. Caylor	Incentive Plan		—	855,000	1,710,000
	RPSR	2/12/2020				—	6,009	9,014		2,100,275
	RSR	2/12/2020							2,545	899,937
Blake E. Larson	Incentive Plan		—	811,000	1,622,000
	RPSR	2/12/2020				—	6,009	9,014		2,100,275
	RSR	2/12/2020							2,545	899,937
	RSR (6)	2/12/2020							1,414	500,005
Janis G. Pamiljans	Incentive Plan		—	855,000	1,710,000
	RPSR	2/12/2020				—	6,009	9,014		2,100,275
	RSR	2/12/2020							2,545	899,937
	RSR (6)	2/12/2020							1,414	500,005
Kenneth L. Bedingfield	Incentive Plan (7)		—	129,077	258,154
	RPSR	2/12/2020				—	—	—		—
	RSR	2/12/2020							—	—
(1)Represents the potential range of payouts under the Company's AIP. Actual payouts are shown in the Summary Compensation Table column entitled "Non-Equity Incentive Plan Compensation" on page 58.
(2)These amounts relate to RPSRs granted in 2020 under the 2011 Plan. For additional details on our RPSRs, refer to "Key Components of Our Programs - Long-Term Incentive Compensation" on page 52.
(3)These amounts relate to RSRs granted in 2020 under the 2011 Plan. For additional details on our RSRs, refer to "Key Components of Our Programs - Long-Term Incentive Compensation" on page 52.
(4)The fair value of awards was computed in accordance with FASB ASC Topic 718.
(5)Mr. Keffer was granted a sign-on RPSR and RSR award on May 5, 2020. The RPSR grant vests based on performance for the three-year performance period ending on December 31, 2022. The RSR grant vests three years from the date of grant. Mr. Keffer must remain employed through the vesting period to earn the awards.
(6)Mr. Larson and Mr. Pamiljans were granted retention RSR awards on February 12, 2020. The awards do not include retirement provisions and will vest on December 31, 2021. However, Mr. Pamiljans retired on February 26, 2021 and forfeited the retention award.
(7)Mr. Bedingfield's non-equity incentive plan award represents the portion of his severance payment equal to the prorated bonus he would have received under the Company's AIP.

60 I NOTICE OF 2021 ANNUAL MEETING OF SHAREHOLDERS AND PROXY STATEMENT

COMPENSATION TABLES | OUTSTANDING EQUITY AWARDS TABLE

Outstanding Equity Awards at 2020 Fiscal Year End

Name	Grant Date	Number of Shares or Units of Stock that Have Not Vested (1) (#)	Market Value of Shares or Units of Stock that Have Not Vested (2) ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights that Have Not Vested (3) (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights that Have Not Vested (2) ($)
Kathy J. Warden	2/12/2020	11,453	3,489,958	27,037	8,238,715
	2/13/2019	14,227	4,335,251	33,572	10,230,060
	9/19/2018	4,943	1,506,231	13,016	3,966,236
	2/13/2018	4,516	1,376,116	9,944	3,030,136
David F. Keffer	5/5/2020	3,847	1,172,258	8,753	2,667,214
Mark A. Caylor	2/12/2020	2,545	775,512	6,009	1,831,062
	2/13/2019	3,830	1,167,078	9,038	2,754,059
	12/4/2018	1,655	504,312	—	—
	2/13/2018	3,161	963,220	6,961	2,121,156
Blake E. Larson	2/12/2020	3,959	1,206,386	6,009	1,831,062
	2/13/2019	3,283	1,000,396	7,748	2,360,971
	6/13/2018	2,831	862,662	6,642	2,023,950
Janis G. Pamiljans	2/12/2020	3,959	1,206,386	6,009	1,831,062
	2/13/2019	3,830	1,167,078	9,038	2,754,059
	2/13/2018	3,161	963,220	6,961	2,121,156
Kenneth L. Bedingfield	2/12/2020	—	—	—	—
	2/13/2019	—	—	—	—
	2/13/2018	—	—	—	—
(1)Outstanding RSRs generally vest three years from date of grant. Mr. Larson's and Mr. Pamiljans's February 12, 2020 RSR grants include a retention award in the amount of 1,414 shares for each executive. The retention awards will vest on December 31, 2021. However, Mr. Pamiljans retired on February 26, 2021 and forfeited the retention award.
(2)The value listed is based on the closing price of the Company's stock of $304.72 on December 31, 2020, the last trading day of the year.
(3)Outstanding RPSRs granted in 2020, 2019 and 2018 generally vest based on performance for the three-year performance period ending on December 31, 2022, 2021 and 2020, respectively. All RPSR grants are subject to the Compensation Committee's approval of the performance-based earnout percentage applicable to the grant following the end of the performance period. Amounts presented assume target level performance. The 2018 RPSRs were distributed in February 2021 upon the Compensation Committee's approval. The actual number of shares distributed to the NEOs in February 2021 as a result of the vesting RPSRs was as follows:

Name	Actual Shares Distributed (#)
Ms. Warden	24,108
Mr. Keffer	—
Mr. Caylor	7,309
Mr. Larson	6,974
Mr. Pamiljans	7,309
Mr. Bedingfield	—

NOTICE OF 2021 ANNUAL MEETING OF SHAREHOLDERS AND PROXY STATEMENT I 61

COMPENSATION TABLES | STOCK VESTED TABLE

2020 Stock Vested

	Stock Awards (1) (2)
Name	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Kathy J. Warden	17,169	6,334,659
David F. Keffer	—	—
Mark A. Caylor	12,264	4,524,775
Blake E. Larson	—	—
Janis G. Pamiljans	15,517	5,709,673
Kenneth L. Bedingfield	15,944	5,882,407
(1)The number of shares and the amounts reflected in the table are reported on an aggregate basis and do not reflect shares sold or withheld to pay withholding taxes.
(2)Consists of RPSRs and RSRs granted in 2017. The RPSRs vested based on the three-year performance period which ended on December 31, 2019 and were distributed in February 2020. The RSRs vested three years from the date of grant and were distributed in February 2020.

62 I NOTICE OF 2021 ANNUAL MEETING OF SHAREHOLDERS AND PROXY STATEMENT

COMPENSATION TABLES | PENSION BENEFITS

2020 Pension Benefits
The following table provides information about the pension plans in which the NEOs participate (described in more detail on the following pages), including the present value of each NEO's accumulated benefits as of December 31, 2020, calculated pursuant to SEC specifications for this table. Our policy generally limits an executive's total benefit under these plans to be no more than 60% of final average pay.

Name (1)	Plan Name	Number of Years Credited Service (2) (#)	Present Value of Accumulated Benefit (3) ($)	Payments During Last Fiscal Year ($)
Kathy J. Warden	OSERP II	12.33	3,259,999	—
Mark A. Caylor	S&MS Pension Plan	18.50	833,672	—
	SRIP	18.50	2,105,472	—
	OSERP	12.50	1,354,541	—
Blake E. Larson	Pension Plan	39.50	814,875	—
	NGIS DB SERP	39.50	3,424,149	—
Janis G. Pamiljans	Pension Plan	34.00	2,356,168	—
	ERISA 2	34.00	4,800,140	—
	OSERP	28.00	19,986	—
(1)Mr. Bedingfield and Mr. Keffer were hired after the Company's defined benefit pension plans were closed to new entrants and as a result, they do not participate in any defined benefit pension plans.
(2)Credited service under OSERP for Mr. Caylor and Mr. Pamiljans is less than actual service because credited service under this plan stopped as of December 31, 2014. Each NEO's actual service is as follows: Ms. Warden: 12.33; Mr. Caylor: 18.50; Mr. Larson: 39.50; Mr. Pamiljans: 33.92.
(3)Amounts are calculated using the following assumptions:
•The NEO retires on the earliest date he/she could receive an unreduced benefit under each plan;
•The form of payment is a single life annuity except for Mr. Larson whose NGIS DB SERP benefit is paid as a lump sum; and
•The discount rate is 2.65% for the Pension Plan, 2.73% for the S&MS Pension Plan and 2.68% for all other plans. The mortality table is the Pri-2012 White Collar mortality table projected generationally with Scale MP-2020 for all plans except the NGIS DB SERP which uses no mortality because the form of payment is a lump sum. These are the same assumptions used for the valuation of benefits in the Company's financial statements.
NOTICE OF 2021 ANNUAL MEETING OF SHAREHOLDERS AND PROXY STATEMENT I 63

COMPENSATION TABLES | PENSION BENEFITS

Pension Plans and Descriptions
Most of the pension plans were closed to new hires in 2008 or earlier. Prior to that time, the Company consolidated the pension plan provisions from diverse Heritage Formulas to various Cash Balance Formulas. Over time, the Company also transitioned officers, including NEOs, from SERPs to a deferred compensation plan, called the Officers Retirement Account Contribution Plan. In addition, all final average pay formulas were frozen as of December 31, 2014 or earlier.
The pension plans in which NEOs participate are listed below in alphabetical order.
•ERISA 2 is the ERISA Supplemental Program 2. This plan makes participants whole for benefits they lose under the Pension Plan (excluding the Northrop Grumman Innovation Systems Pension and Retirement Plan (NGIS P&R Plan) participants) due to certain Internal Revenue Code limits.
•NGIS DB SERP is the Northrop Grumman Innovation Systems Defined Benefit Supplemental Executive Retirement Plan. This plan provides a supplemental pension benefit for certain heritage NGIS executives. In addition, the plan makes participants whole for benefits they lose under the NGIS P&R Plan due to certain Internal Revenue Code limits.
•OSERP is the Officers Supplemental Executive Retirement Program. This plan provides a supplemental pension benefit for certain Company officers.
•OSERP II is the Officers Supplemental Executive Retirement Program II. This plan provides a pension benefit for certain Company officers.
•Pension Plan is the Northrop Grumman Pension Plan. This is a tax qualified pension plan covering a broad base of Company employees.
•S&MS Pension Plan is the Northrop Grumman Space & Mission Systems Salaried Pension Plan. This is a tax qualified pension plan covering a broad base of Company employees.
•SRIP is the Northrop Grumman Supplementary Retirement Income Plan. This plan makes participants whole for benefits they lose under the S&MS Pension Plan due to certain Internal Revenue Code limits.

Pension Plan and S&MS Pension Plan (Tax Qualified Plans)
The Pension Plan (excluding NGIS P&R Plan) and the S&MS Pension Plan have heritage (non-cash balance) pension formulas (Heritage Formulas). These are described in detail in the Heritage Formulas table that follows. Prior to 2005, the Company transitioned the Heritage Formulas in these plans to a Cash Balance Formula. The Cash Balance Formula is a percentage of pay credited to a hypothetical account, which grows with interest. At retirement, the Cash Balance Account is converted to a monthly pension benefit (further information is included in the Cash Balance Formula section below). Except as provided below, the final benefit from each plan is the sum of the two formulas: the Heritage Formula benefit plus the Cash Balance Formula benefit.
The NGIS P&R Plan merged into the Pension Plan, effective January 1, 2020. Provisions and features of the NGIS P&R Plan were preserved upon the merger. Thus, the provisions of the NGIS P&R Plan in this section are noted separately from the Pension Plan. The NGIS P&R Plan also transitioned to the Cash Balance formulas, details of which are noted in the Cash Balance Formulas section.

The following explains the formulas applicable to each NEO:
•Mr. Caylor receives a benefit under a Heritage Formula and a Cash Balance Formula in the S&MS Pension Plan.
•Mr. Pamiljans receives a benefit under a Heritage Formula and a Cash Balance Formula in the Pension Plan.
•Mr. Larson does not have a Heritage Formula benefit. He receives benefits from two distinct Cash Balance Formulas: the Old NGIS Cash Balance Formula which includes pay-based credits from April 1, 1992 through June 30, 2013 and the New NGIS Cash Balance Formula from July 1, 2013. The value of his pension benefit accrued prior to April 1, 1992 was converted to an opening balance in the Old NGIS Cash Balance Formula.
64 I NOTICE OF 2021 ANNUAL MEETING OF SHAREHOLDERS AND PROXY STATEMENT

COMPENSATION TABLES | PENSION BENEFITS

Heritage Formulas
The following table summarizes the key features of the Heritage Formulas applicable to the eligible NEOs.

Feature	Pension Plan (excluding NGIS P&R Plan)	S&MS Pension Plan
Benefit Formula	Final Average Pay x 1.6667% times Pre-July 1, 2003 service	(Final Average Pay x 1.5% minus Covered Compensation x 0.4%) times Pre-January 1, 2005 service
Final Average Pay (1)	Average of highest 3 years of Eligible Pay	Average of the highest 5 consecutive years of Eligible Pay; Covered Compensation is specified by the IRS
Eligible Pay (limited by Internal Revenue Code section 401(a)(17))	Salary plus bonus	Salary plus bonus
Normal Retirement	Age 65	Age 65
Early Retirement	Age 55 with 10 years of service	Age 55 with 10 years of service
Early Retirement Reduction (for retirements occurring between Early Retirement and Normal Retirement)	Benefits are reduced for commencement prior to the earlier of age 65 and 85 points (age + service)	Benefits are reduced for commencement prior to age 62
(1) Final average pay was frozen for the Pension Plan and the S&MS Pension Plan as of December 31, 2014.

Cash Balance Formulas
The Cash Balance Formula in the Pension Plan (excluding NGIS P&R Plan) and the S&MS Pension Plan is a hypothetical account balance consisting of pay credits plus interest. It has the following features:
•Pay credits are a percentage of pay that vary based on an employee's "points" (age plus service) and are credited monthly. The range of percentages applicable to the NEOs on December 31, 2020 was 5.5% – 9.0%.
•Interest is credited at the 30-year U.S. Treasury bond rate subject to a minimum annual interest rate of 2.25%. The December 31, 2020 interest credit rate was 2.25%.
•Eligible pay is salary plus bonus, as limited by Internal Revenue Code section 401(a)(17).
•Eligibility for early retirement occurs at age 55 with 10 years of service. Benefits may be reduced if commenced prior to Normal Retirement Age (65).
The NGIS P&R Plan Cash Balance Formulas are also hypothetical account balances consisting of pay credits plus interest. The features of the Old and New NGIS Cash Balance Formulas are as follows:

Old NGIS Cash Balance Formula (pay credits ceased on June 30, 2013)
•Pay credits are a percentage of pay that vary based on an employee's service. Due to Mr. Larson's service of more than 25 years at June 30, 2013, he was receiving 8.5% of pensionable earnings and an additional 5.5% of earnings in excess of the Social Security Wage Base at that time.
•Interest is credited at one-twelfth of the average of the one-year Treasury Constant Maturities during the 12 months ending September 30 of the prior calendar year. The minimum annual interest crediting rate is 3.06%. After June 30, 2013, interest credits continue to apply to this benefit. The post-2020 interest credit rate is assumed to be 3.5% (this is consistent with the valuation of the Old NGIS Cash Balance benefit in the Company's financial statements).
•Eligible pay is salary plus bonus, as limited by Internal Revenue Code section 401(a)(17).
•Eligibility for early retirement occurs at age 55 with five years of service. Benefits may be reduced if commenced prior to Normal Retirement Age (65).

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COMPENSATION TABLES | PENSION BENEFITS
New NGIS Cash Balance Formula (pay credits commenced on July 1, 2013)
•Pay credits are a percentage of pay that vary based on an employee's age plus service and are credited annually at the end of each calendar year or earlier termination. The percentage applicable to Mr. Larson as of December 31, 2020 is 4.0%.
•Interest is credited at the end of each year at 4.0%. Interest is prorated for commencements during the calendar year.
•Eligible pay is salary plus bonus, as limited by Internal Revenue Code section 401(a)(17).
•After termination of employment, a participant's New NGIS Cash Balance benefit may be distributed immediately, regardless of age, in a variety of actuarially equivalent monthly annuities or as a lump sum.

ERISA 2, SRIP, and NGIS DB SERP (Nonqualified Restoration Plans)
ERISA 2, SRIP and a portion of the NGIS DB SERP are nonqualified plans that restore benefits provided for under the Pension Plan, S&MS Pension Plan, and NGIS P&R Plan, respectively, but for the limits on eligible pay imposed by Internal Revenue Code section 401(a)(17) and the overall benefit limitation of Internal Revenue Code section 415. Benefits and features in these restoration plans otherwise are generally the same as described above for the underlying tax qualified plan.

OSERP, OSERP II, and NGIS DB SERP (Nonqualified Supplemental Executive Retirement Plans)
These plans provide supplemental pension benefits. They were closed to new hires on or before 2009. In addition, final average pay and associated service under these plans were frozen as of December 31, 2014, or earlier, as noted below.
The following chart highlights the key features of these plans applicable to eligible NEOs.

Feature	OSERP and OSERP II (1)	NGIS DB SERP (2)
Benefit Formula	Final Average Pay times 2% for each year of service up to 10 years, 1.5% for each subsequent year up to 20 years, and 1% for each additional year over 20 and less than 45	Service times the sum of 11% of Final Average Pay in excess of one-half of the Social Security Wage Base and 5.5% of one-half of the Social Security Wage Base; interest at 4% per annum is applied from July 1, 2013 through commencement
Final Average Pay	Average of highest 3 years of Eligible Pay	Average of highest 60 months of Eligible Pay; both Final Average Pay and the Social Security Wage Base were frozen at June 30, 2013
Eligible Pay	Salary and bonus (including amounts above Internal Revenue Code limits and amounts deferred)	Salary and bonus (including amounts above Internal Revenue Code limits and amounts deferred)
Normal Retirement	Age 65	Age 65
Early Retirement	Age 55 with 10 years of service	Age 55
Early Retirement Reduction	Benefits are reduced for commencement prior to the earlier of age 65 or 85 points (age + service)	Not Applicable
Reductions From Other Plans	Reduced by any other Company pension benefits	Reduced by the Old NGIS Cash Balance benefit from the NGIS P&R Plan
(1)Ms. Warden participates in OSERP II, which mirrors the benefits provided under the Cash Balance Formula, ERISA 2 and OSERP provisions described above.
(2)Mr. Larson participates in the NGIS DB SERP which provides the greater of the Final Average Pay benefit noted above and the Old NGIS Cash Balance benefit based on Eligible Pay in excess of the Internal Revenue Code section 401(a)(17) limits. In addition, the NGIS DB SERP pays a benefit equal to the New NGIS Cash Balance formula based on Eligible Pay in excess of the Internal Revenue Code section 401(a)(17).
66 I NOTICE OF 2021 ANNUAL MEETING OF SHAREHOLDERS AND PROXY STATEMENT

COMPENSATION TABLES | PENSION BENEFITS

Information on Executives Eligible for Early Retirement
The following NEOs were eligible for early retirement as of December 31, 2020 (timing below excludes delays imposed by Internal Revenue Code section 409A):
•If Mr. Caylor had retired on December 31, 2020, he would have been eligible to receive an estimated total annual pension benefit of $227,063 (commencing January 1, 2021).
•If Mr. Larson had retired on December 31, 2020, he would have been eligible to receive an estimated total annual pension from the Pension Plan of $46,615 (commencing January 1, 2021) and a lump sum from the NGIS DB SERP of $3,249,192.
•If Mr. Pamiljans had retired on December 31, 2020, he would have been eligible to receive an estimated total annual pension benefit of $401,401 (commencing January 1, 2021).
NOTICE OF 2021 ANNUAL MEETING OF SHAREHOLDERS AND PROXY STATEMENT I 67

COMPENSATION TABLES | NONQUALIFIED DEFERRED COMPENSATION TABLE

2020 Nonqualified Deferred Compensation

Name	Plan Name	Executive Contributions in Last FY (1) ($)	Registrant Contributions in Last FY (2) ($)	Aggregate Earnings in Last FY (3) ($)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last FYE (4) ($)
Kathy J. Warden	Savings Excess	460,828	230,414	498,236	(5,303)	3,321,583
	ORAC	—	241,814	128,470	(3,204)	892,388
David F. Keffer	ORAC	—	25,385	—	—	25,385
Mark A. Caylor	Savings Excess	—	—	28,673	—	205,429
	ORAC	—	91,314	85,122	(2,048)	543,754
Blake E. Larson	Savings Excess	107,682	80,762	78,365	(1,832)	451,862
	ORAC	—	83,188	47,715	(1,761)	222,980
	NGIS DC SERP	—	—	42,947	—	327,266
	NGIS NQDCP	—	—	96,067	—	1,088,307
Janis G. Pamiljans	Deferred Compensation	—	—	151,149	—	1,246,410
	Savings Excess	199,785	79,914	197,430	(1,816)	3,142,909
	ORAC	—	91,314	59,917	(2,048)	448,732
Kenneth L. Bedingfield	Savings Excess	100,907	112,307	146,869	(2,167,743)	61,854
	ORAC	—	61,854	52,689	(607,996)	61,854
(1)NEO contributions in this column are also included in the 2020 Summary Compensation Table on page 58, under the columns entitled "Salary" and "Non-Equity Incentive Plan Compensation."
(2)Company contributions in this column are included in the 2020 Summary Compensation Table, under the column entitled "All Other Compensation."
(3)Aggregate earnings in the last fiscal year are not included in the 2020 Summary Compensation Table because they are not above market or preferential.
(4)NEO and Company contributions in this column may include balances for merged plans.
Employee contributions by Ms. Warden, Mr. Larson, Mr. Pamiljans and Mr. Bedingfield for the years ended December 31, 2020, 2019 and 2018, collectively, previously reported as compensation in the Summary Compensation tables, were as follows:

Name	Employee Contributions ($)
Kathy J. Warden	851,062
Blake E. Larson	203,286
Janis G. Pamiljans	516,698
Kenneth L. Bedingfield	486,151
There were no employee contributions made by Mr. Caylor or Mr. Keffer for the years ended December 31, 2020, 2019 and 2018.
68 I NOTICE OF 2021 ANNUAL MEETING OF SHAREHOLDERS AND PROXY STATEMENT

COMPENSATION TABLES | NONQUALIFIED DEFERRED COMPENSATION TABLE

Deferred Compensation Plans and Descriptions
The deferred compensation plans in which the NEOs participate are listed below, in alphabetical order:
•Deferred Compensation is the Northrop Grumman Deferred Compensation Plan. In 2010, this plan was closed to new hires and existing participants ceased to be able to make contributions. Before 2011, eligible executives were allowed to defer a portion of their salary and bonus. No Company contributions were made to the plan.
•NGIS DC SERP is the Northrop Grumman Innovation Systems Defined Contribution Supplemental Executive Retirement Plan. In 2019, this plan was closed and contributions ceased to be made to plan participants. Before 2019, certain heritage Orbital ATK executives received an annual match allocation of 4.5% of compensation in excess of the IRS compensation limit, assuming the executive made the maximum allowable before-tax or Roth 401(k) contributions to the 401(k) plan for the calendar year.
•NGIS NQDCP is the Northrop Grumman Innovation Systems Nonqualified Deferred Compensation Plan. In 2019, this plan was closed and contributions ceased to be made to plan participants. Prior to 2019, certain heritage Orbital ATK executives could defer up to 70% of salary and 100% of cash or equity incentive compensation. In addition, the Company could credit additional amounts relating to matching contributions foregone under the 401(k) Plan due to IRS compensation limits in that plan. The Company could also make additional discretionary contributions to participants' accounts.
•ORAC is the Northrop Grumman Officers Retirement Account Contribution Plan. This plan allows eligible executives, including NEOs, to receive a Company contribution of 4% of base salary and bonus.
•Savings Excess Plan is the Northrop Grumman Savings Excess Plan. This plan allows eligible employees, including the NEOs, to (i) defer up to 50% of their salary and bonus beyond the compensation limits of the tax qualified plans and receive a Company matching contribution of up to 4.5% of pay and (ii) receive Retirement Account Contributions (RAC) beyond the compensation limits in the qualified plan.

NOTICE OF 2021 ANNUAL MEETING OF SHAREHOLDERS AND PROXY STATEMENT I 69

TERMINATION PAYMENTS AND BENEFITS

Termination Payments and Benefits
The following table summarizes certain payments and benefits the NEOs may receive upon termination, subject to the referenced plans and terms and conditions of the awards.

	Voluntary Termination (3)	Involuntary Termination Not For Cause (3)	Post-CIC Involuntary or Good Reason Termination	Death or Disability (3)
RSRs (1)	Unvested RSRs are forfeited, except in the case of early retirement where the RSRs are prorated and mandatory retirement (age 65) where they will fully vest. Retention awards do not include retirement provisions	Unvested RSRs are forfeited, except in the case of early retirement where the RSRs are prorated and mandatory retirement (age 65) where they will fully vest. Retention awards do not include retirement provisions	For certain change in control events as set forth in the 2011 Plan (CIC), unvested RSRs will vest and payment is accelerated, only in the event of a double trigger (CIC and termination other than for cause within the specified period), or if the acquiring company fails to assume the awards; subject to certain limitations to the extent such accelerated payments would otherwise trigger an excise tax	Unvested RSRs will fully vest and payment is accelerated
RPSRs (1)(2)	Unvested RPSRs are forfeited except in the case of early retirement where the RPSRs are prorated and mandatory retirement (age 65) where they fully vest	Unvested RPSRs are forfeited except in the case of early retirement where the RPSRs are prorated and mandatory retirement (age 65) where they fully vest	For a CIC, unvested RPSRs will fully vest and payment is accelerated based on a truncated performance period, only in the event of a double trigger (CIC and termination other than for cause within the specified period), or if the acquiring company fails to assume the awards; subject to certain limitations to the extent such accelerated payments would otherwise trigger an excise tax	Unvested RPSRs are prorated and payment, at target, is accelerated
Cash Severance	No payment	Lump sum equal to 1.5x base salary and bonus target and a prorated performance bonus for the year of termination	No payment	No payment
Medical	No payment	Continued medical and dental coverage for the 18-month severance period	No payment	No payment
Financial Planning	No payment	Reimbursement of fees for the year of termination and the following year	No payment	No payment
Outplacement	No payment	Expenses up to 15% of base salary	No payment	No payment
(1) Terms of equity awards granted to the NEOs under the 2011 Plan
(2) Subject to the Compensation Committee's approval of the earnout percentage based on the RPSR performance metrics
(3) Any retirement treatment requires employment for at least six months following the grant date with respect to RSRs and at least six months of the performance period with respect to RPSRs

The Potential Termination Payments Table provides estimated payments and benefits that the Company would have provided to each NEO if his or her employment had terminated on December 31, 2020 for the reasons set forth in the table below. The Company stock price is assumed to be $304.72, the closing market price on December 31, 2020, the last trading day of the year. These payments and benefits are payable based on:
•the Severance Plan; and
•the 2011 Plan and the terms and conditions of equity awards made pursuant to the plan.
Due to the many factors that affect the nature and amount of any benefits provided upon termination events, actual amounts paid or distributed to NEOs may be different from the values shown in the table. Factors that may affect these amounts include timing during the year of the occurrence of the event, our stock price, the NEO's age, and the terms and circumstances of the event. The amounts described below are in addition to an NEO's benefits described in the Pension Benefits and Nonqualified Deferred Compensation Tables on pages 63 and 68, respectively, as well as benefits generally available to our employees such as distributions under our savings plan, disability or life insurance benefits and accrued vacation.
70 I NOTICE OF 2021 ANNUAL MEETING OF SHAREHOLDERS AND PROXY STATEMENT

TERMINATION PAYMENTS AND BENEFITS
Mr. Bedingfield left the Company February 21, 2020. On February 6, 2020, the Company filed a Form 8-K including, as an exhibit, the Separation Agreement with Mr. Bedingfield. He received a lump-sum cash severance payment, $2,517,000, and an additional cash severance payment equal to the pro rata portion of the bonus he would have received for the 2020 performance year, $185,000, calculated based on the number of days active during the calendar year. He is eligible for continued medical and dental coverage for 18 months from his February 21, 2020 separation date, financial planning reimbursement for fees incurred in 2020 and 2021, subject to a maximum reimbursement of $18,500 for each year, and outplacement services no greater than $125,850 under the Severance Plan. All of Mr. Bedingfield's outstanding RSRs and RPSRs were forfeited upon termination.
NOTICE OF 2021 ANNUAL MEETING OF SHAREHOLDERS AND PROXY STATEMENT I 71

TERMINATION PAYMENTS AND BENEFITS | TERMINATION PAYMENT TABLE

Termination Payment Table
Potential Termination Payments

Name (1)	Executive Benefits	Voluntary Termination ($)	Involuntary Termination Not For Cause (2) ($)	Post-CIC Involuntary or Good Reason Termination (3) ($)	Death or Disability ($)
Kathy J. Warden	RSRs (4)	—	—	10,707,556	10,707,556
	RPSRs (4)	—	—	18,468,775	9,573,998
	Severance Benefits (5)
	Cash Severance	—	6,489,000	—	—
	Medical/Dental Continuation	—	15,382	—	—
	Financial Planning/Income Tax	—	30,000	—	—
	Outplacement Services	—	231,750	—	—
David F. Keffer	RSRs (4)	—	—	1,172,258	1,172,258
	RPSRs (4)	—	—	2,667,214	890,392
	Severance Benefits (5)
	Cash Severance	—	2,250,000	—	—
	Medical/Dental Continuation	—	15,382	—	—
	Financial Planning/Income Tax	—	18,500	—	—
	Outplacement Services	—	112,500	—	—
Mark A. Caylor	RSRs (4)	1,885,303	1,885,303	3,410,122	3,410,122
	RPSRs (4)	2,448,120	2,448,120	4,585,121	2,448,120
	Severance Benefits (5)
	Cash Severance	—	2,565,000	—	—
	Medical/Dental Continuation	—	5,418	—	—
	Financial Planning/Income Tax	—	18,500	—	—
	Outplacement Services	—	128,250	—	—
Blake E. Larson	RSRs (4)	1,589,420	1,589,420	3,069,444	3,069,445
	RPSRs (4)	2,185,757	2,185,757	4,192,033	2,185,757
	Severance Benefits (5)
	Cash Severance	—	2,433,000	—	—
	Medical/Dental Continuation	—	5,272	—	—
	Financial Planning/Income Tax	—	18,500	—	—
	Outplacement Services	—	121,650	—	—
Janis G. Pamiljans	RSRs (4)	1,885,303	1,885,303	3,336,684	3,336,684
	RPSRs (4)	2,448,120	2,448,120	4,585,121	2,448,120
	Severance Benefits (5)
	Cash Severance	—	2,565,000	—	—
	Medical/Dental Continuation	—	15,382	—	—
	Financial Planning/Income Tax	—	18,500	—	—
	Outplacement Services	—	128,250	—	—
(1)Mr. Bedingfield is not included due to his last day of employment on February 21, 2020.
(2)Similar treatment provided for certain "good reason" terminations, as described in "Key Components of Our Programs - Severance Benefits" found on page 54; however, there would be no termination payment in the event of an involuntary termination for cause.
(3)The amounts assume full acceleration, which, as discussed above, may not occur to the extent that it would result in an excise tax that decreases the after-tax value of the awards to an NEO.
(4)Long-term Incentive awards result in a benefit under Voluntary Termination only if eligible for retirement treatment under the terms and conditions of the grants.
(5)Represents the following benefits under the Severance Plan, assuming a termination date of December 31, 2020: (i) cash severance equivalent to one and a half times the sum of the annual base salary and target annual bonus, (ii) continued
72 I NOTICE OF 2021 ANNUAL MEETING OF SHAREHOLDERS AND PROXY STATEMENT

TERMINATION PAYMENTS AND BENEFITS | TERMINATION PAYMENT TABLE
medical/dental coverage for the severance period, (iii) financial planning/income tax preparation fees for the year following termination and (iv) outplacement services up to 15% of salary.
NOTICE OF 2021 ANNUAL MEETING OF SHAREHOLDERS AND PROXY STATEMENT I 73

CEO PAY RATIO

2020 CEO Pay Ratio
We are providing the following information about the relationship of the annual total compensation of our median employee and the annual total compensation of our Chief Executive Officer (CEO), Ms. Warden, as of our fiscal year-end December 31, 2020. We believe the pay ratio included in this information is a reasonable estimate calculated in a manner consistent with Item 402(u) of Regulation S-K.
In accordance with SEC rules, we re-identified the median employee in 2020. We determined that as of October 31, 2020, the company's global employee population consisted of approximately 98,800 individuals. We selected October 31, 2020 to allow sufficient time to identify the median employee given the global scope of our operations. As a company we decided to scope in all employees in our domestic and international locations.
To identify the median employee, we used wages comprised of base salary, overtime pay, and shift premiums for the ten-month period ending October 31, 2020. We believe this measure provides a reasonably obtainable and reflective component of compensation from which to identify the median employee.
We calculated the median employee’s annual total compensation in the same manner as the CEO’s annual total compensation as calculated in the Summary Compensation Table on page 58. The median employee’s annual total compensation was $101,601, which includes other forms of compensation such as financial and wellness benefits. The CEO’s annual total compensation was $20,807,144, as reported in the Summary Compensation Table. Based on this information, for 2020 the ratio of the annual total compensation of the CEO to the annual total compensation of the median employee was 205 : 1.
74 I NOTICE OF 2021 ANNUAL MEETING OF SHAREHOLDERS AND PROXY STATEMENT

PROPOSAL THREE: RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITOR
The Audit and Risk Committee believes that the appointment of Deloitte & Touche LLP (Deloitte) is in the best interests of the Company and its shareholders, and proposes and recommends that the shareholders ratify the Audit and Risk Committee's appointment of Deloitte as our independent auditor for 2021. Deloitte served as our independent auditor for 2020, and Deloitte or its predecessors have served as the independent auditor for the Company (including certain of its predecessor companies) since 1975. The Audit and Risk Committee is responsible for the appointment, compensation, retention, oversight, evaluation and termination, if necessary, of our independent auditor. The Audit and Risk Committee is responsible for reviewing and pre-approving audit and non-audit services and related fees for the independent auditor. In addition, the Audit and Risk Committee, at least annually, reviews and evaluates with management and our internal auditors Deloitte’s performance. The Audit and Risk Committee also reviews the performance of Deloitte’s lead audit partner, and the Audit and Risk Committee and its Chairman oversee the rotation of Deloitte’s lead audit partner and are involved in the selection and approval of the lead audit partner.
Although ratification is not required by our Bylaws or otherwise, the Audit and Risk Committee is submitting the selection of Deloitte to shareholders as a matter of good corporate governance. If the shareholders fail to ratify the appointment of Deloitte, the Audit and Risk Committee will consider this in its selection of auditor for the following year. A representative from Deloitte will attend the Annual Meeting and will have the opportunity to make a statement and respond to appropriate questions.

Audit Fees and All Other Fees
The following table summarizes aggregate fees incurred for professional audit services for the audit of the Company's consolidated financial statement audits for the years ended December 31, 2020 and 2019, and fees billed for other services in fiscal years 2020 and 2019, in each case by Deloitte, the member firms of Deloitte Touche Tohmatsu Limited and their respective affiliates:

	2020	2019
Audit Fees (1)	$19,464,100	$17,889,100
Audit-Related Fees (2)	1,575,000	—
Tax-Related Fees (3)	596,000	468,000
All Other Fees	—	—
Total Fees	$21,635,100	$18,357,100

(1)Audit fees for 2020 and 2019 reflect fees of $17,175,000 and $15,950,000, respectively, for the consolidated financial statement audits and include the audit of internal controls pursuant to Section 404 of the Sarbanes-Oxley Act of 2002. Audit fees for 2020 and 2019 also include $1,920,000 and $1,855,000, respectively, for foreign statutory audits. Fees for foreign statutory audits are reported in the year in which the audits are performed. For example, foreign statutory audit fees reported in 2020 relate to audits of the Company's foreign entities for the fiscal year ended 2019. The remaining 2020 audit fees primarily relate to audit services associated with the Company's Form 8-K filing in connection with its sector realignment in April 2020, fees related to the Company's Form 8-K filing in connection with its debt offering in March 2020, fees related to the Company's shelf registration statement on Form S-3, and fees related to the recasting of certain unallowable costs as disclosed in the Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 2020.
(2)Audit-related fees reflect fees for services that are reasonably related to the performance of the audit or review of the Company's financial statements, including fees related to the support of business divestiture activities. Audit-related fees exclude fees that totaled $1,494,500 and $1,320,000 for 2020 and 2019, respectively, related to benefit plan audits which are paid for by the plans.
(3)Tax-related fees during 2020 and 2019 reflect fees of $596,000 and $468,000, respectively, for services concerning foreign income tax compliance, foreign Value Added Tax compliance and other tax matters.

Policy on Audit and Risk Committee Pre-Approval of Audit and Permissible Non-Audit Services
It is the Audit and Risk Committee's policy to pre-approve all audit and permitted non-audit services provided by our independent auditor in order to provide reasonable assurance that the provision of these services does not impair the auditor's independence. Pre-approval may be given at any time. The Audit and Risk Committee has delegated pre-approval authority for any individual project up to $100,000 to the Chairman of the Audit and Risk Committee.
The decisions of the Chairman to pre-approve a permitted service are reported to the Audit and Risk Committee at its next meeting. The independent auditor is required to periodically report to the full Audit and Risk Committee regarding the extent of services provided by the independent auditor in accordance with this pre-approval policy, as well as the fees for the services performed to date.
NOTICE OF 2021 ANNUAL MEETING OF SHAREHOLDERS AND PROXY STATEMENT I 75

PROPOSAL THREE: RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITOR
The Audit and Risk Committee approved all audit and non-audit services provided by Deloitte, the member firms of Deloitte Touche Tohmatsu Limited and their respective affiliates during 2020 and 2019, in each case before being engaged to provide those services.
Vote Required
Approval of this proposal requires that the votes cast "for" the proposal exceed the votes cast "against" the proposal. Abstentions and broker non-votes will have no effect on this proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" PROPOSAL THREE.

76 I NOTICE OF 2021 ANNUAL MEETING OF SHAREHOLDERS AND PROXY STATEMENT

AUDIT AND RISK COMMITTEE REPORT
The Audit and Risk Committee of the Board of Directors is responsible for assisting the Board of Directors in fulfilling its oversight responsibilities over the Company's accounting, auditing and financial reporting processes and financial risk assessment and management process, and for monitoring compliance with certain regulatory and compliance matters. The Audit and Risk Committee's written charter describes the Audit and Risk Committee's responsibilities and has been approved by the Board of Directors.
Management is responsible for preparing the Company's financial statements and for the financial reporting process, including evaluating the effectiveness of the Company's disclosure controls and procedures and internal control over financial reporting.
Deloitte & Touche LLP (Deloitte), the Company's independent auditor, is responsible for performing an independent audit of the Company's consolidated financial statements and expressing an opinion on the conformity of the financial statements with accounting principles generally accepted in the United States of America, and on the effectiveness of the Company's internal control over financial reporting.
In connection with the preparation of the Company's financial statements as of and for the year ended December 31, 2020, the Audit and Risk Committee reviewed and discussed the audited financial statements with the Company's Chief Executive Officer, Chief Financial Officer and Deloitte. The Audit and Risk Committee also discussed with Deloitte the communications required under applicable requirements of the Public Company Accounting Oversight Board (PCAOB) and the SEC, including the matters required to be discussed by Auditing Standard No. 1301, Communications with Audit Committees, as adopted by the PCAOB, and, with and without management present, discussed and reviewed the results of Deloitte's examination of the financial statements. Additionally, the Audit and Risk Committee discussed with the Company's internal auditors the results of their audits completed during 2020.
The Audit and Risk Committee received the written disclosures and the letter from Deloitte required by the applicable requirements of the PCAOB regarding the independent auditor's communications with the Audit and Risk Committee concerning independence. In addition, the Audit and Risk Committee discussed with Deloitte that firm's independence from the Company.
Based on the Audit and Risk Committee's review and discussions described in this report, the Audit and Risk Committee recommended to the Board of Directors that the audited financial statements for the year ended December 31, 2020 be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2020 for filing with the SEC. The Audit and Risk Committee also reappointed Deloitte to serve as the Company's independent auditor for 2021, and requested that this appointment be submitted to shareholders for ratification at the Annual Meeting.
AUDIT AND RISK COMMITTEE
WILLIAM H. HERNANDEZ, CHAIRPERSON
DAVID P. ABNEY
MARIANNE C. BROWN
ANN M. FUDGE
JAMES S. TURLEY
MARK A. WELSH III

NOTICE OF 2021 ANNUAL MEETING OF SHAREHOLDERS AND PROXY STATEMENT I 77

PROPOSAL FOUR: SHAREHOLDER PROPOSAL
The Sisters of St. Dominic of Caldwell New Jersey, 75 South Fullerton Avenue, Montclair, NJ 07042, a beneficial owner of 303 shares of common stock of the Company, the Sisters of St. Francis of Philadelphia, 609 S. Convent Road, Aston, PA 19014, a beneficial owner of 11 shares of common stock of the Company, and the School Sisters of Notre Dame Cooperative Investment Fund, 345 Belden Hill Road, Wilton, CT 06897, a beneficial owner of 88 shares of common stock of the Company, the co-proponents of a shareholder proposal, have each stated that it intends to present a proposal at the Annual Meeting. The proposal and supporting statement, for which the Board of Directors accepts no responsibility, is set forth below. The Board of Directors opposes the shareholder proposal for the reasons stated below.

Proposal Four: Shareholder Proposal to Publish Human Rights Impact Assessment Report
Whereas: As the world’s fourth-largest defense company, Northrop Grumman’s most severe human rights impacts are likely to result from the use of its products and services, such as controversial arms trade, military training, nuclear weapons, and border surveillance systems. Business relationships with the U.S. Government and foreign governments whose activities may be linked to human rights violations may expose Northrop Grumman to legal, financial, and reputational risks.
Under the UN Guiding Principles on Business and Human Rights (UNGPs), companies have a responsibility to respect human rights which is distinct from the duties of states. The high likelihood of severe impacts linked to business in conflict-affected and high-risk areas warrants heightened due diligence. A 2019 Amnesty International report found that the defense industry is failing to carry out effective human rights due diligence. This requires conducting human rights impact assessments to identify and evaluate the actual and potential adverse human rights impacts of the company’s business activities.1 The findings from the impact assessments should inform business decision making, prevention and mitigation efforts, and public disclosure.
Northrop Grumman has contracts with or supplies weapons to multiple states engaged in conflict, including Saudi Arabia, the United Arab Emirates, India, Israel, Morocco, and Colombia.2
Northrop Grumman is one of the Saudi Arabian Armed Forces’s largest defense partners, supplying weapons since 1971, and is heavily involved in military training.3 A 2020 report by the UN Human Rights Council alleges that Saudi-led coalition airstrikes in Yemen “may amount to war crimes” and the supply of weapons from the U.S. and other countries “has helped to perpetuate the conflict.”4
The Department of State’s 2020 due diligence guidance on foreign sales of “products or services that have surveillance capabilities” states companies should consider if “the end-user will likely misuse the product or service to carry out human rights violations.”5
The company also has at least $68.3 billion in outstanding nuclear weapons contracts with the U.S. and foreign governments.6 As the Treaty on the Prohibition of Nuclear Weapons enters into force in 2021, nuclear weapons sales expose Northrop Grumman to increasing regulatory and reputational risks.
Northrop Grumman has a contract with the U.S. Department of Homeland Security to develop infrastructure for the Homeland Advanced Recognition Technology (HART) database. It will hold sensitive biometric and biographical data for 260 million people, which presents risks of privacy rights violations, increased surveillance, racial bias, and harm to immigrant communities.7
While Northrop Grumman has a Human Rights Policy, it does not disclose its salient human rights issues or the nature and extent of the participation of impacted rightsholders in its assessment process.
Resolved: Shareholders request that Northrop Grumman publish a report, at reasonable cost and omitting proprietary information, with the results of human rights impact assessments examining the actual and potential human rights impacts associated with high-risk products and services, including those in conflict-affected areas.
____________________________
1 https://www.amnesty.org/download/Documents/ACT3008932019ENGLISH.PDF
2 www.northropgrumman.com/AboutUs/OurGlobalPresence/Pages/default.aspx; www.upi.com/DefenseNews/2015/10/16/Colombia-receives-Northrop-Grumman-ANTPS-78-radar/4871445000556/; www.moroccoworldnews.com/2018/05/246179/morocco-cargo-m1a2s-laser-tanks-us/; https://news.northropgrumman.com/news/releases/northrop-grumman-delivers-center-fuselage-for-firstisraeli-f-35-aircraft
3 www.northropgrumman.com/AboutUs/OurGlobalPresence/MiddleEastAndAfrica/Pages/Who-We-Are-inthe-Middle-East.aspx
4 https://www.ohchr.org/Documents/HRBodies/HRCouncil/GEE-Yemen/2020-09-09-report.pdf
5 https://www.state.gov/wp-content/uploads/2020/10/DRL-Industry-Guidance-Project-FINAL-1-pager-5081.pdf
6 https://www.dontbankonthebomb.com/northrop-grumman/
7 https://theintercept.com/2020/11/17/dhs-biometrics-dna/; http://www.documentcloud.org/documents/6542043-MSLS-Industry-Day-Presentation-FINAL.html
78 I NOTICE OF 2021 ANNUAL MEETING OF SHAREHOLDERS AND PROXY STATEMENT

PROPOSAL FOUR: SHAREHOLDER PROPOSAL

Board of Directors' Statement in Opposition to Proposal Four

The Board of Directors has carefully considered Proposal Four and, for the reasons summarized below, unanimously recommends a vote against Proposal Four. The Company is, and has long been, deeply committed to human rights and to transparency, including in how the Company implements its human rights policies and practices. The Company is also committed to updating and refining its program, as we engage with our shareholders and receive their input, and as best practices evolve. Indeed, in 2020, the Company significantly refined its Policy and created a Human Rights Working Group to help ensure its effective implementation. However, the Board does not believe that the Company could implement the Proposal in a meaningful and constructive way, nor that it would serve the interests of our shareholders, or even progress what we believe is the Proponents' ultimate objective.
Proposal Four is not entirely clear. The Proponents appear to be focused not so much on what the Company is doing, but on risks to the Company from doing business with our customers (the US and allied foreign governments), and their use of our products, particularly in areas of armed conflict. Proponents appear to recognize that the Company has a robust human rights policy, but express concern that notwithstanding the extensive list of issues addressed in the policy, we have somehow not disclosed our “salient human rights issues,” or the “nature and extent of the participation of [unidentified] impacted rightsholders.” They therefore request that the Company publish a report examining “the actual and potential impacts” associated with our customers’ future use of our products, including in conflict areas. While the Company is fully committed to advancing human rights, it is difficult to understand how the Proposal would serve our shareholders’ interest, or how the Company could effectively address what seems to be the Proponents’ underlying concern – namely how the US and other governments engage in armed conflict.
The Board of Directors is concerned that Proponents’ request, which is both vague and overly broad, would impose unworkable requirements on the operations of the Company; adversely impact our ability to serve our largest customer, the US Government, and to shape the environment in which governments use our products and services, including to advance human rights; and ultimately harm our business and our ability to grow in service to our shareholders. The Board does not believe Proposal Four will enhance the Company’s ability to manage risk, progress a strong culture (including one that demands respect for human rights), influence our customers’ behavior or create long-term value for our stakeholders.
Last year, our shareholders considered a similar proposal, and more than 75% of the shareholders who participated, voted against the proposal. The Board of Directors recommends our shareholders do so this year too.
The Company is Deeply Committed to Respecting Human Rights
The Company supports and maintains the highest standards of ethical conduct and is deeply committed to respecting human rights. This commitment is embedded in the Company’s culture, values, policies and practices and reflected in the Company’s robust Human Rights Policy and in our Standards of Business Conduct.
The Company’s Human Rights Policy describes in some detail various components of the Company’s approach to protecting and advancing human rights, including:
•Our People: We treat employees, suppliers, partners, customers and competitors with respect and dignity. We are committed to a diverse workforce, treated with equity and enabled in an inclusive environment. We do not tolerate any discrimination in employment based on an individual’s protected status. We strive to provide fair working conditions and do not tolerate the use of child labor, forced labor, bonded labor, or human trafficking;
•Our Supply Chain: We are committed to high standards of ethical and business conduct as it relates to the procurement of goods and services. And we require our suppliers to conduct themselves similarly, in a manner consistent with our values and our Supplier of Code of Conduct;
•Our Programs and Products: We are committed to high standards of ethical and business conduct as it relates to the development of our products, and to how we provide goods and services. We consider potential risks, including risks to human rights at different stages through the life cycle of a product. We are mindful of potential unintended uses of our products. We have robust processes to help ensure the Company does not do business in countries, or sell products to customers that are not properly approved by the government and consistent with U.S. law. The Company has procedures in place to engage in due diligence, to assess and potentially to mitigate risks before undertaking certain business opportunities, even if they are or would be approved;
•Our Communities: We invest in our communities, including providing funding and support to a wide range of for a wide range of local, national and international causes across the globe;
•Environment: We conduct our operations in an environmentally responsible manner, in compliance with all applicable legal requirements and Company-imposed objectives. We establish various specific environmental goals and then monitor our progress against them. We are committed to sustainability;
NOTICE OF 2021 ANNUAL MEETING OF SHAREHOLDERS AND PROXY STATEMENT I 79

PROPOSAL FOUR: SHAREHOLDER PROPOSAL
•Enforcement: We strive for an environment in which employees feel not only free to raise any concerns and report potential violations, but obligated to so. We maintain multiple channels for reporting and provide for prompt investigation of concerns and robust corrective actions, if needed.
The Human Rights Working Group helps to ensure the Policy is effectively implemented. The Working Group includes senior representatives from different functions and our four business sectors. The Board of Directors, through its Policy Committee, provides further oversight of the Company’s Human Rights Policy and compliance with it. The Company provides for disclosure and transparency on the Company’s website, in the annual Proxy Statement, and in the Company’s annual Sustainability Report. The Board of Directors believes that the Company’s robust and enhanced policy, procedures, oversight and disclosure enable and demonstrate our commitment to human rights, as well as our responsiveness to shareholders.
Proposal Four Is Neither Practicable nor Constructive
As noted above, Shareholder Proposal Four does not appear to question the Company’s commitment to human rights or the substance of our Human Rights Policy. Instead, the Proposal appears to challenge indirectly how the Company’s government customers might potentially use our products, and to require the Company somehow to anticipate, assess and disclose the risks that such potential government conduct might harm human rights.
The Company can and does take seriously the identity of the customers to whom we can and do sell our products, and the potential consequences. As an initial matter, security and export controls limit significantly the customers to whom we can sell most of our products and services. Not surprisingly, our business is tied primarily to the US Government and U.S. Government allies. Before entering into specific contracts, the Company considers, among other things, the financial, legal, strategic, operational and reputational implications of doing so. The Company has additional procedures to review potential business activities when they involve certain countries of concern. Those procedures provide for additional focus on compliance and reputational risks, among others, before determining whether to proceed with the proposed business activity. As noted above, the Company is mindful of both intended and unintended uses of its products. The Company has at times decided not to do business in a certain country, even where it was legally permissible, after evaluating the potential risks to the Company. And, similarly, the Company has decided at times to exit or not to pursue certain businesses in light of potential risks to the Company, including risks related to potential human rights concerns.
Proposal Four goes beyond this, however, calling on the Company to examine and publicly report on how the US and other governments might use the products or services we provide, including in conflict, and what impacts might result to human rights. Such an effort would be impracticable and inappropriate and would not likely progress the Proponents' objectives of advancing human rights and reducing the Company's exposure to risk. It would, however, likely complicate how the Company operates on a day-to-day basis and how the Company serves its customers. It would require the Company to speculate about our customers, their current and future mission requirements and their behavior, including how our customers might use our products over time, depending on changes in policies and politics; the evolving threat environment; and what conflicts might arise, when and where. Such efforts, even if practicable, could significantly hinder the Company’s ability to operate and grow the business on a day-to-day basis, harm the Company’s reputation as a trusted partner, and create a competitive disadvantage.
* * * * *
The Board of Directors and Company management share Proponents’ concern for human rights. The Company has a strong Human Rights Policy and regularly evaluates and enhances our programs to implement that policy. However, the Board does not believe that the efforts proposed by Proponents will enhance our current human rights program or be constructive. To the contrary, the Board believes strongly that the proposal is not in the best interests of the Company and our shareholders. The Board therefore opposes this proposal and unanimously recommends that it should not be adopted.
Vote Required
Approval of this proposal requires that the votes cast "for" the proposal exceed the votes cast "against" the proposal. Abstentions and broker non-votes will have no effect on this proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "AGAINST" PROPOSAL FOUR.
80 I NOTICE OF 2021 ANNUAL MEETING OF SHAREHOLDERS AND PROXY STATEMENT

PROPOSAL FIVE: SHAREHOLDER PROPOSAL

Mr. John Chevedden, 2215 Nelson Avenue, No. 205, Redondo Beach, California 90278, a beneficial owner of 20 shares of common stock of the Company, the proponent of a shareholder proposal, has stated that he intends to present a proposal at the Annual Meeting. The proposal and supporting statement, for which the Board of Directors accepts no responsibility, is set forth below. The Board of Directors opposes the shareholder proposal for the reasons stated below.

Proposal Five: Shareholder Proposal to Move to 10% Ownership Threshold for Shareholders to Request Action by Written Consent
Proposal 5 - Improve Shareholder Written Consent
Shareholders request our board of directors take the steps necessary to enable 10% of shares to request a record date to initiate written consent.
Currently it takes the formal backing 30% of all shares that normally cast ballots at the annual meeting to do so little ask for a record date for written consent. Requiring the formal backing 30% of shares to do so little ask for a record date cuts shareholders off at the knees.
Why would anyone use the current written consent when the same 30% of shares can call a special meeting and succeed with a 51%-vote?
Any action taken by written consent would still need 60% supermajority approval from the shares that normally cast ballots at the annual meeting. This 60% vote requirement gives overwhelming supermajority protection to management accountability.
Enabling 10% of shares to apply for a record date for written consent makes sense because scores of companies do not even require 01% of stock ownership to do so little as request a record date.
Taking action by written consent is a means shareholders can use to raise important matters outside the normal annual meeting cycle like the election of the new director. For instance shareholders might determine that a poor performing director is in need of replacement. This proposal would serve as an added motivator for good director performance as measured by the number of negative votes announced on EDGAR within 4-days of the annual meeting.
Now more than ever shareholders need a more viable option to take action outside of a shareholder meeting since online shareholder meetings are a management accountability and shareholder engagement wasteland.
With a near universal use of online annual shareholder meetings, which can be only 10-minutes of stilted formalities, shareholders no longer have the right for engagement with other shareholders, management and directors at a shareholder meeting. Special shareholder meetings can now be online meetings which have an inferior format to even a Zoom meeting.
Shareholders are also severely restricted in making their views known at online shareholder meetings because all challenging questions and comments can be screened out by management.
For instance the Goodyear shareholder meeting was spoiled by a trigger-happy management mute button that was used to quash constructive shareholder criticism. AT&T, with 3000 institutional shareholders, would not even allow shareholders to speak.
And even if Northrop Grumman management pledges to follow best practices in conducting an online shareholder meeting management can change abruptly when storm clouds appear due to subpar management performance.
Now more than ever shareholders need a more viable option to take action outside of a shareholder meeting since online shareholder meetings are a management accountability and shareholder engagement wasteland.
Proposal 5 - Improve Shareholder Written Consent

Board of Directors' Statement in Opposition to Proposal Five

The Board of Directors unanimously recommends that shareholders vote against this Proposal Five.
In 2012, after thoughtful deliberation with the benefit of significant input from our shareholders, the Board of Directors recommended, and shareholders overwhelmingly approved, amendments to the Company’s Certificate of Incorporation and Bylaws to adopt robust and well-balanced provisions for the right of shareholders to act by written consent. Among other things, these provisions provide for shareholders holding in aggregate 25% or more of the Company’s outstanding shares of common stock the right to act by written consent. In addition, our shareholders have the right to call a special meeting, to submit proposals to be considered at our annual meeting, to nominate directors through proxy access, and to meet with our directors and members of management. As this inclusive governance structure would suggest, our Board of Directors is, and has long been, committed to ensuring our shareholders have broad and meaningful rights to provide input and to influence the direction of our Company, and to do so in a way that respects the interests of all shareholders and enhances the Company’s ability to create long-term value. This
NOTICE OF 2021 ANNUAL MEETING OF SHAREHOLDERS AND PROXY STATEMENT I 81

PROPOSAL FIVE: SHAREHOLDER PROPOSAL

Proposal Five - which recommends reducing the threshold to seek action by written consent significantly from 25% to only 10% of the Company’s outstanding shares - is inaccurate, unnecessary and ill-advised.
As an initial matter, Proposal Five is difficult to follow, at best, and replete with significant errors. The Proponent seems to suggest that because many companies felt compelled to host a virtual shareholder meetings in the spring of 2020 – to protect health and well-being during the COVID-19 pandemic – shareholders “no longer have the right for engagement with other shareholders, management and directors at a shareholder meeting” and, therefore, holders of 10% should be able to initiate action by written consent. The Proponent suggests further that it would, in any event, take approval by a 60% supermajority to approve the action. The Proponent also suggests that it would currently take holders of 30% of the shares to initiate action. This logic is flawed and the underlying “facts” are inaccurate. Shareholders, and indeed the Proponent himself, engaged with management and directors at our 2020 annual meeting; Northrop Grumman does not require a supermajority to approve action by written consent (a simple majority suffices); and Northrop Grumman does not currently require holders of 30% to initiate action (the current standard is 25%). Moreover, even if these assertions were correct, it would not follow that because companies adopted virtual shareholder meetings this past year to protect their directors, employees and shareholders, our board should reduce the threshold for action by written consent.
To the contrary, and as noted above, the Board believes it is both unnecessary and unwise to lower the threshold from 25% to 10% to take action by written consent. In framing the provisions for written consent in 2012, the Board sought and was guided by input from our shareholders. Our shareholders expressed support for such provisions generally, but also cautioned that the right of shareholders to act by written consent should be balanced and structured so as to ensure an orderly and transparent process, guard against misuse, protect the interests of all shareholders, and promote good governance, all so as to enhance long-term value for our shareholders. Almost 80% of our shareholders supported the Company’s proposal to implement written consent at the 25% threshold. In 2020, when the Proponent presented a broadly similar shareholder proposal to reduce the ownership threshold to 3%, our shareholders overwhelmingly voted against it.
The Board continues to believe that our provisions for written consent remain well aligned with our shareholders’ perspectives, best practices and the Company’s best interests. The Board believes they balance and promote the interests of all our shareholders, particularly in the context of our broader governance construct. Proponent’s Proposal Five, if adopted, could result in a small minority of shareholders, potentially with narrow, short-term interests, requesting action by written consent to pursue matters that as many as 90% of shareholders may view as inappropriate for action, without regard to how the costs and other burdens might impact the interests of the Company and the vast majority of shareholders. We value and benefit from extensive and regular feedback from our shareholders. But we do not believe this Proposal, or such a reduced threshold is necessary or appropriate to enable shareholders to bring matters of concern to the Company’s attention. As noted above, the Board is committed to facilitating shareholder input, and already provides numerous such opportunities, including through proxy access, the right to call a special meeting, and opportunities to discuss matters directly with the Board and management.
Recognizing the substantial administrative and financial burdens that maintaining and expanding the stockholder written consent process could impose on the Company and its shareholders, the Board believes that the Company’s existing 25% threshold strikes the appropriate balance between providing shareholders a meaningful mechanism to influence the direction of the Company and protecting against the risk that a small group of shareholders seek to act by shareholder written consent on matters that serve only a narrow agenda not favored by the majority of shareholders. The Proponent’s shareholder Proposal Five to lower the threshold to request shareholder action by written consent to 10% would undermine the balance our Board sought to preserve, which was supported by nearly 80% of our shareholders, create conditions for costly and needless processes that do not serve the interests of many, increase risks to the Company and shareholders, and detract from effective corporate governance.
Finally, we note that the Company’s current 25% threshold is consistent with best practices not only in our industry, but across industries. The majority of S&P 250 do not provide for the explicit right to act by written consent at all. And among those that do, the Company’s current 25% threshold is one of the more common thresholds found in corporate governance documents.
As we continue to engage with our shareholders, we remain confident that our provisions for shareholders to act by written consent, including the 25% ownership threshold, are consistent with best practices, provide our shareholders with meaningful and appropriate rights, and balance the need to protect the interests of all of our shareholders. This right is an important element of a broader set of governance rights and principles that together, ensure meaningful engagement and effective oversight in the interests of all our shareholders. The Board believes that adoption of shareholder Proposal Five is unnecessary and contrary to the best interests of the Company and our shareholders.

82 I NOTICE OF 2021 ANNUAL MEETING OF SHAREHOLDERS AND PROXY STATEMENT

PROPOSAL FIVE: SHAREHOLDER PROPOSAL

Vote Required
Approval of this proposal requires that the votes cast "for" the proposal exceed the votes cast "against" the proposal. Abstentions and broker non-votes will have no effect on this proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "AGAINST" PROPOSAL FIVE.

NOTICE OF 2021 ANNUAL MEETING OF SHAREHOLDERS AND PROXY STATEMENT I 83

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING
Why did I receive a "Notice of Internet Availability of Proxy Materials" but not a full set of proxy materials?
We distribute our proxy materials to shareholders via the internet under the "Notice and Access" approach permitted by the rules of the SEC. This approach reduces the environmental impact of the Annual Meeting and our distribution costs, while providing a timely and convenient method of accessing the proxy materials and voting. On April 2, 2021, we mailed a "Notice of Internet Availability of Proxy Materials" to participating shareholders, containing instructions on how to access the proxy materials.
Who is entitled to vote at the Annual Meeting?
You may vote your shares of our common stock if you owned your shares as of the close of business on March 23, 2021 (Record Date). As of the Record Date, there were 160,962,047 shares of our common stock outstanding. You may cast one vote for each share of common stock you hold as of the Record Date on all matters presented.
How many votes must be present to hold the Annual Meeting?
The presence virtually or by proxy of the holders of a majority of the shares entitled to vote at the Annual Meeting will constitute a quorum at the Annual Meeting. Persons returning executed proxy cards will be counted as present for purposes of establishing a quorum even if they abstain from voting on any or all proposals. Shares held by brokers who vote such shares on any proposal and broker non-votes will be counted as present for purposes of establishing a quorum.
How can I receive a paper copy of the proxy materials?
Instead of mailing a printed copy of this Proxy Statement and accompanying materials to each shareholder of record, we have elected to provide a Notice of Internet Availability of Proxy Materials (Notice) as permitted by the rules of the SEC. The Notice instructs you as to how you may access and review all of the proxy materials and how you may provide your proxy. If you would like to receive a printed or electronic copy of this Proxy Statement and accompanying materials, you must follow the instructions for requesting such materials included in the Notice.
What am I being asked to vote on and what are the Board of Directors' recommendations?
The following table lists the proposals scheduled to be voted on, the vote required for approval of each proposal and the effect of abstentions and broker non-votes:

Proposal	Board Recommendation	Vote Required	Abstentions	Broker Non-Votes	Unmarked Proxy Cards
Election of Directors (Proposal One)	FOR	Majority of votes cast	No effect	No effect	Voted "FOR"
Advisory Vote on Compensation of Named Executive Officers (Proposal Two)	FOR	Majority of votes cast	No effect	No effect	Voted "FOR"
Ratification of Appointment of Independent Auditor (Proposal Three)	FOR	Majority of votes cast	No effect	No effect	Voted "FOR"
Shareholder Proposal That the Company Assess and Report on Potential Human Rights Impacts That Could Result from Governments' Use of Our Products and Services, Including in Conflict Affected Areas
(Proposal Four)
	AGAINST	Majority of votes cast	No effect	No effect	Voted "AGAINST"
Shareholder Proposal to Move to a 10% Ownership Threshold for Shareholders to Request Action by Written Consent (Proposal Five)	AGAINST	Majority of votes cast	No effect	No effect	Voted "AGAINST"
84 I NOTICE OF 2021 ANNUAL MEETING OF SHAREHOLDERS AND PROXY STATEMENT

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING
What is a broker non-vote?
Brokers who hold shares of common stock for the accounts of their clients may vote these shares either as directed by their clients or in their own discretion if permitted by the stock exchanges or other organizations of which they are members. Members of the New York Stock Exchange (NYSE) are permitted to vote their clients' proxies in their own discretion on certain matters if the clients have not furnished voting instructions within ten days of the meeting. However, NYSE Rule 452 defines various matters as "non-routine," and brokers who have not received instructions from their clients do not have discretion to vote their client's shares on such "non-routine" matters, resulting in a "broker non-vote."
If you are a beneficial owner whose shares are held of record by a broker, your broker has discretionary voting authority under NYSE rules to vote your shares, without instructions from you, on the ratification of the appointment of Deloitte & Touche LLP as independent auditor. However, your broker does not have discretionary authority to vote your shares, without instructions from you, on the election of directors, the advisory vote to approve the compensation of our NEOs or the shareholder proposals, in which case a broker non-vote will occur and your shares will not be voted on these matters.
How do I vote my shares if they are registered directly in my name?
If your shares are registered directly in your name with our transfer agent, Computershare Trust Company, N.A. (Computershare), you are considered the "registered shareholder" of those shares, and you may vote by proxy prior to the Annual Meeting, as discussed below. Shares represented by a properly executed proxy will be voted at the Annual Meeting in accordance with the shareholder's instructions. If no instructions are given, the shares will be voted according to the recommendations of the Board. Registered shareholders may go to www.envisionreports.com/noc to view this Proxy Statement and the Annual Report.

By Internet	Registered shareholders may vote on the internet, as well as view the documents, by logging on to www.envisionreports.com/noc and following the instructions given.

By Telephone	Registered shareholders may grant a proxy by calling 800-652-VOTE (800-652-8683) (toll-free) with a touch-tone telephone and following the recorded instructions.

By QR Code	Registered shareholders may vote by scanning the QR code on their proxy card or notice with their mobile device.

By Mail
Registered shareholders must request a paper copy of the proxy materials to receive a proxy card and may vote by marking the voting instructions on the proxy card and following the instructions given for mailing. A paper copy of the proxy materials may be obtained by logging on to www.envisionreports.com/noc and following the instructions given.

If any other matters are properly brought before the Annual Meeting, the proxy card gives discretionary authority to the proxyholders named on the card to vote the shares in their best judgment. A shareholder who executes a proxy may revoke it at any time before its exercise by delivering a written notice of revocation to the Corporate Secretary or by delivering a valid, later-dated proxy, or a later-dated vote by telephone or on the internet, in a timely manner. In addition, a shareholder attending the Annual Meeting may revoke the proxy by giving notice of revocation to the inspector of election at the meeting or by voting at the meeting.
How do I vote my shares if they are held by a bank, broker or other nominee?
If your shares are held in a stock brokerage account or by a bank or other nominee (that is, in street name), you are considered the "beneficial owner" of the shares that are registered in the street name. You are able to vote those shares, to attend the annual meeting as a shareholder, and to ask questions at the meeting. (See below). You will need to instruct the bank, broker or other nominee how to vote these shares using the procedure identified by the bank, broker or other nominee. You should receive voting instruction forms from your bank, broker or other nominee. We expect most banks, brokers and other nominees to enable beneficial owners to provide voting instructions by telephone or on the internet. Beneficial owners may view this Proxy Statement and the Annual Report on the internet by logging on to www.edocumentview.com/noc.
Beneficial owners who hold shares in "street name" may revoke a proxy or change a vote by submitting a new, later-dated voting instruction form, contacting the bank, broker or other nominee or by voting at the Annual Meeting by obtaining a legal proxy as described below (see "How do I attend and vote at the virtual Annual Meeting?").

NOTICE OF 2021 ANNUAL MEETING OF SHAREHOLDERS AND PROXY STATEMENT I 85

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING
How do I vote my shares held under a Northrop Grumman savings plan?
If shares are held on an individual's behalf under any of our savings plans, the proxy will serve to provide confidential instructions to the plan Trustee or Voting Manager who then votes the participant's shares in accordance with the individual's instructions. For those participants who do not vote their plan shares, the applicable Trustee or Voting Manager will vote their plan shares in the same proportion as shares held under the plan for which voting directions have been received, unless the Employee Retirement Income Security Act requires a different procedure.
Savings plan participants may submit their voting instructions by the same methods as registered shareholders (see "How do I vote my shares if they are registered directly in my name?" above) but voting instructions from savings plan participants must be received by the applicable plan Trustee or Voting Manager by 11:59 p.m. Eastern Daylight Time on May 16, 2021 in order to be used by the plan Trustee or Voting Manager to determine the votes cast with respect to plan shares.
How do I attend and vote at the virtual Annual Meeting?
Attending the Virtual Meeting as a Registered Shareholder
Registered shareholders at the close of business on March 23, 2021 will be able to vote at, and participate in, the Annual Meeting by visiting www.meetingcenter.io/241697037 and clicking on "I have a Control Number." Registered shareholders will be able to use their 16-digit control number provided with this Notice to participate virtually.
Attending the Virtual Meeting as a Participant in a Company Savings Plan
If shares were held on your behalf under any of the Company’s savings plans at the close of business on March 23, 2021, you are eligible to attend and participate in the meeting. You may access the meeting in the same manner as the registered shareholders. However, voting instructions from savings plan participants must be received by the applicable plan Trustee or Voting Manager by 11:59 p.m. Eastern Daylight Time on May 16, 2021 in order to be used by the plan Trustee or Voting Manager to determine the votes cast with respect to plan shares.
Registering to Attend the Virtual Meeting as a Beneficial Owner
If you were a beneficial owner of record (i.e., you hold your shares through a broker, bank or other nominee) at the close of business on March 23, 2021, and you wish to attend the Annual Meeting, your broker, bank or other nominee should be able to confirm your ability to participate in the virtual Annual Meeting with the control number you receive with your voting instruction form.
If your broker, bank or nominee says that you will need a separate control number from Computershare to participate in the Annual Meeting as a shareholder, you will also need a separate legal proxy from your broker, bank or other nominee, stating that you are the beneficial owner of the shares and are entitled to vote them. Once you have received a legal proxy, please email a scan or image of it to our transfer agent, Computershare, at legalproxy@computershare.com, with “Legal Proxy” noted in the subject line. We remind you that if you do request and receive a legal proxy from your broker, bank or other nominee, you will not be able to give any further voting instructions to your broker, bank or nominee to vote the shares on your behalf. You will only be able to vote at the Annual Meeting.
Requests for registration must be received by Computershare no later than 5:00 p.m. Eastern Daylight Time, on May 14, 2021. You will then receive a confirmation of your registration, with a control number, by email from Computershare. At the time of the meeting, go to www.meetingcenter.io/241697037 and enter your control number and the meeting password, which if prompted for one, is NOC2021.
Asking Questions
We will invite shareholders to submit questions for consideration at the Annual Meeting by accessing the virtual Annual Meeting website available at www.meetingcenter.io/241697037. Shareholders will be able to access the meeting and submit questions by using the controls numbers discussed above in "How do I attend and vote at the virtual Annual Meeting?" You will be able to submit questions at any time during the week prior to the Annual Meeting (beginning at 9:00 a.m. on May 12, 2021 and continuing through May 18, 2021 at 5:00 p.m.) Shareholders will also be able to submit questions during the meeting. Questions should relate to the official business of the meeting, and management and shareholder proposals in particular. Management will seek to answer questions at the relevant time, when the proposal or matter is up for consideration.
Additional Information
We will disclose additional details about the Annual Meeting or changes to the process on the Investor Relations section of our website (www.northropgrumman.com) and in a public filing with the Securities and Exchange Commission, as appropriate.
What if I have technical difficulties accessing or during the virtual Annual Meeting?
If you encounter difficulties accessing the meeting, click the "Additional Information" button on the Meeting Center login page for assistance. If you encounter difficulties after accessing the meeting, click the "Help" button in the upper right-hand corner of the meeting page for assistance.
86 I NOTICE OF 2021 ANNUAL MEETING OF SHAREHOLDERS AND PROXY STATEMENT

MISCELLANEOUS

Voting on Other Matters
We are not aware of any other business to be transacted at the Annual Meeting. Our Bylaws outline procedures, including minimum notice provisions, for shareholder nominations of directors and submission of other shareholder business to be transacted at the Annual Meeting. A copy of the pertinent Bylaw provisions is available on request to the Corporate Secretary, Northrop Grumman Corporation, 2980 Fairview Park Drive, Falls Church, Virginia 22042. Our Bylaws are also available in the Investor Relations section of our website at www.northropgrumman.com. If any other business properly comes before the Annual Meeting, the shares represented by proxies will be voted in accordance with the judgment of the persons authorized to vote them.

Shareholder Proposals for the 2022 Annual Meeting
Any shareholder who intends to present a proposal at the 2022 Annual Meeting must deliver the proposal to the Corporate Secretary at Northrop Grumman Corporation, 2980 Fairview Park Drive, Falls Church, Virginia 22042:
•not later than December 3, 2021, if the proposal is submitted for inclusion in the Company's proxy materials for that meeting pursuant to Rule 14a-8 under the Exchange Act; and
•not earlier than December 3, 2021 and not later than January 2, 2022, if the proposal is submitted pursuant to the Bylaws, but not pursuant to Rule 14a-8, in which case we are not required to include the proposal in our proxy materials. If the 2022 Annual Meeting is convened more than 30 days prior to or delayed by more than 30 days after the one-year anniversary of the Annual Meeting, our Bylaws provide different notice requirements.
Any shareholder who wishes to introduce a proposal should review our Bylaws and applicable proxy rules of the SEC.

Shareholder Nominations for Director Election at the 2022 Annual Meeting
Any shareholder who intends to nominate a person for election as a director at the 2022 Annual Meeting must deliver a notice of such nomination (along with certain other information required by our Bylaws) to the Corporate Secretary at Northrop Grumman Corporation, 2980 Fairview Park Drive, Falls Church, Virginia 22042:
•not earlier than November 3, 2021 and not later than December 3, 2021, if the nomination is submitted for inclusion in the Company's proxy materials for that meeting pursuant to the Company's proxy access provision, as set forth in our Bylaws, which nomination and supporting materials must comply with the requirements in our Bylaws; and
•not earlier than December 3, 2021 and not later than January 2, 2022, if the nomination is submitted pursuant to the Bylaws, but not pursuant to our proxy access provision, in which case we are not required to include the nomination in our proxy materials. If the 2022 Annual Meeting is convened more than 30 days prior to or delayed by more than 30 days after the one-year anniversary of the Annual Meeting, our Bylaws provide different notice requirements.
Any shareholder who wishes to nominate a person for election as a director should review our Bylaws.

Householding Information
Some banks, brokers and other nominee record holders may be participating in the practice of "householding." This means that only one copy of the Notice of Internet Availability of Proxy Materials may have been sent to multiple shareholders in a household. We will promptly deliver a separate copy to a shareholder upon written or oral request to the Corporate Secretary at the following address and phone number: Northrop Grumman Corporation, 2980 Fairview Park Drive, Falls Church, Virginia 22042, (703) 280-2900. To receive separate copies of the notice in the future, or if a shareholder is receiving multiple copies and would like to receive only one copy for the household, the shareholder should contact his or her bank, broker or other nominee record holder, or may contact the Corporate Secretary at the above address or phone number.
NOTICE OF 2021 ANNUAL MEETING OF SHAREHOLDERS AND PROXY STATEMENT I 87

MISCELLANEOUS

Cost of Soliciting Proxies
We will pay all costs of soliciting proxies. We have made arrangements with brokerage houses and other custodians, nominees and fiduciaries to make proxy materials available to beneficial owners. We will, upon request, reimburse them for reasonable expenses incurred. We have retained D.F. King & Co., Inc. of New York at an estimated fee of $20,000, plus reasonable disbursements to solicit proxies on our behalf. Our officers, directors and regular employees may solicit proxies personally, by means of materials prepared for shareholders and employee-shareholders or by telephone or other methods to the extent deemed appropriate by the Board.
No additional compensation will be paid to such individuals for this activity. The extent to which this solicitation will be necessary will depend upon how promptly proxies are received. We therefore urge shareholders to give voting instructions without delay.

Available Information
You may obtain a copy of the following corporate governance materials on the Investor Relations section of our website (www.northropgrumman.com) under Corporate Governance:
•Bylaws;
•Principles of Corporate Governance;
•Standards of Business Conduct;
•Policy and Procedure Regarding Company Transactions with Related Persons; and
•Board Committee Charters.
Copies of these documents are also available without charge to any shareholder upon written request to the Corporate Secretary, Northrop Grumman Corporation, 2980 Fairview Park Drive, Falls Church, Virginia 22042.
We disclose amendments to provisions of our Standards of Business Conduct by posting amendments on our website.

Incorporation by Reference
In accordance with SEC rules, notwithstanding anything to the contrary set forth in any of our previous or future filings under the Securities Act of 1933, as amended, or the Exchange Act that might incorporate this Proxy Statement or future filings made by the Company under those statutes, the information included under the section entitled "Compensation Committee Report" and those portions of the information included under the section entitled "Audit and Risk Committee Report" required by the SEC's rules to be included therein, shall not be deemed to be "soliciting material" nor shall the information included under the section entitled "Compensation of Directors - Stock Ownership Requirements and Anti-Hedging and Pledging Policy," the information included under the section entitled "Compensation Committee Report," or those portions of the information included under the section entitled "Audit and Risk Committee Report" required by the SEC's rules to be included therein, be "filed" with the SEC or be deemed incorporated by reference into any of those prior filings or into any future filings made by the Company under those statutes, except to the extent we specifically incorporate these items by reference.
Web links throughout this document are provided for convenience only, and the content on the referenced websites does not constitute a part of this Proxy Statement.

Annual Report
April 2, 2021
NOTICE: THE COMPANY FILED AN ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2020 ON JANUARY 28, 2021. SHAREHOLDERS OF RECORD ON MARCH 23, 2021 MAY OBTAIN A COPY OF THIS REPORT WITHOUT CHARGE UPON WRITTEN REQUEST TO THE CORPORATE SECRETARY, NORTHROP GRUMMAN CORPORATION, 2980 FAIRVIEW PARK DRIVE, FALLS CHURCH, VIRGINIA 22042.

Jennifer C. McGarey
Corporate Vice President and Secretary
88 I NOTICE OF 2021 ANNUAL MEETING OF SHAREHOLDERS AND PROXY STATEMENT

APPENDIX A - USE OF NON-GAAP FINANCIAL MEASURES
This Proxy Statement contains non-GAAP (accounting principles generally accepted in the United States of America) financial measures, as defined by SEC Regulation G and indicated by an asterisk in this Proxy Statement. While we believe investors and other users of our financial statements may find these non-GAAP financial measures useful in evaluating our financial performance and operational trends, they should be considered as supplemental in nature, and therefore, should not be considered in isolation or as a substitute for financial information prepared in accordance with GAAP. Definitions for the non-GAAP financial measures contained in this Proxy Statement are provided below and the reconciliations of non-GAAP financial measures presented in this Proxy Statement are located on pages A-3 and A-4 of this Appendix A. Other companies, including companies in our industry, may define these measures differently or may utilize different non-GAAP financial measures, limiting the usefulness of those measures for comparative purposes between companies.
Certain of the non-GAAP financial measures below are used as internal measures for performance-based compensation decisions, as further discussed in the “Key Components of our Programs” section of Compensation Discussion and Analysis. The Compensation Committee has discretion to make adjustments to these measures in instances where the Company’s performance has been impacted by unforeseen or unusual events. For 2020, 2019 and 2018 the Compensation Committee adjusted the calculation of certain measures in order to exclude the impact of certain events or transactions that were not contemplated when the performance metrics were established.
Cash flow metrics: We use cash flow metrics as internal measures of financial performance and for performance-based compensation decisions. We also use these measures as a key factor in our planning for, and consideration of, acquisitions, payments of dividends and share repurchases. The following cash flow metrics may be useful to investors and other users of our financial statements as a supplemental measure of our cash performance, but should not be considered in isolation, as a measure of residual cash flow available for discretionary purposes, or as an alternative to operating results presented in accordance with GAAP. All cash flow metrics are reconciled below.
Adjusted cash provided by operating activities: Defined as cash provided by operating activities, plus proceeds from sale of equipment to a customer (not otherwise included in net cash provided by operating activities) and the after-tax impact of discretionary pension contributions, and less transaction-related expenses, as approved by the Compensation Committee. Adjusted cash provided by operating activities includes proceeds from the sale of equipment to a customer as such proceeds were generated in a customer sales transaction. It also includes the after-tax impact of discretionary pension contributions for consistency and comparability of financial performance. Transaction-related expenses are primarily comprised of advisory, legal and other costs related to the acquisition of Orbital ATK and the divestiture of our IT service business.
Adjusted Cash Flow from Operations Conversion: Defined as Adjusted cash provided by operating activities, divided by earnings before interest, taxes, depreciation and amortization, excluding mark-to-market (MTM) expense and the MTM-related deferred state tax benefit (Adjusted EBITDA), as defined below. As approved by the Compensation Committee, this metric has been adjusted to exclude transaction-related expenses, as defined above.
Adjusted Free Cash Flow: Net cash provided by operating activities, less capital expenditures, plus proceeds from sale of equipment to a customer (not otherwise included in net cash provided by operating activities) and the after-tax impact of discretionary pension contributions. Adjusted free cash flow includes proceeds from the sale of equipment to a customer as such proceeds were generated in a customer sales transaction. It also includes the after-tax impact of discretionary pension contributions for consistency and comparability of financial performance.
Adjusted Free Cash Flow before after-tax total pension funding(1): Defined as Adjusted Free Cash Flow before the after-tax impact of discretionary pension funding. As approved by the Compensation Committee, this metric has been adjusted to exclude the impacts related to Innovation Systems and transaction-related expenses, as discussed above.
Adjusted Cumulative Free Cash Flow (Adjusted Cumulative FCF): Defined as the aggregate Adjusted Free Cash Flow before after-tax total pension funding, as defined above, over a three-year period.
Pension-adjusted metrics: For financial statement purposes, we account for our employee pension plans in accordance with GAAP (FAS). However, the cost of these plans is charged to our contracts in accordance with the Federal Acquisition Regulation (FAR) and the related U.S. Government Cost Accounting Standards (CAS) that govern such plans. We use pension-adjusted metrics as internal measures of financial performance and for performance-based compensation decisions. The net FAS (service)/CAS pension adjustment referred to below reflects the difference between CAS pension expense included as cost in segment operating income and the service cost component of FAS expense included in total operating income. The total net FAS/CAS pension adjustment referred to below reflects the combined net FAS (service)/CAS pension adjustment and net FAS (non-service) pension benefit. The following pension-adjusted measures may be useful to investors and other users of our financial statements in evaluating our performance based upon the pension costs charged to our contracts. All pension-adjusted metrics are reconciled below.
Pension-adjusted operating income: Operating income before the net FAS (service)/CAS pension adjustment as defined above and the MTM-related deferred state tax benefit, as defined below within MTM related tax impacts. As approved by
NOTICE OF 2021 ANNUAL MEETING OF SHAREHOLDERS AND PROXY STATEMENT I A-1

APPENDIX A - USE OF NON-GAAP FINANCIAL MEASURES
the Compensation Committee, this metric has been adjusted to exclude transaction-related expenses, as defined above, and Orbital ATK intangible asset amortization and property, plant and equipment (PP&E) step-up depreciation.
Pension-adjusted Operating Margin Rate: Pension-adjusted operating income as defined above, divided by sales.
After-tax net pension adjustment: The net income impact, after-tax at the federal statutory rate of 21 percent, of the net FAS /CAS pension adjustment, as defined above.
Pension-adjusted net income: Net earnings before the after-tax net pension adjustment as defined above and excluding MTM expense and related tax impacts. As approved by the Compensation Committee, this metric has been adjusted to exclude the after-tax impacts of transaction-related expenses and Orbital ATK intangible asset amortization and PP&E step-up depreciation.
Segment operating income: Segment operating income, as reconciled below, reflects total earnings from our four segments, including allocated pension expense recognized under CAS. These measures may be useful to investors and other users of our financial statements as a supplemental measure in evaluating the financial performance and operational trends of our sectors. These measures should not be considered in isolation or as alternatives to operating results presented in accordance with GAAP.
MTM-adjusted net earnings: Net earnings excluding MTM expense and related tax impacts. This measure may be useful to investors and other users of our financial statements as a supplemental measure in evaluating the Company’s underlying financial performance by presenting the Company’s operating results before the non-operational impact of pension and OPB actuarial gains and losses. This measure is also consistent with how management views the underlying performance of the business as the impact of MTM accounting is not considered in management’s assessment of the Company's operating performance or in its determination of incentive compensation awards. MTM-adjusted net earnings is reconciled below.
MTM-adjusted diluted EPS: Diluted earnings per share excluding the per share impact of MTM expense and related tax impacts. This measure may be useful to investors and other users of our financial statements as a supplemental measure in evaluating the Company’s underlying financial performance per share by presenting the Company’s diluted earnings per share results before the non-operational impact of pension and OPB actuarial gains and losses. MTM-adjusted diluted EPS is reconciled below.
Operating Return on Net Assets (Operating RONA): Calculated as Adjusted Net Operating Profit After-Tax (adjusted NOPAT), as defined below, divided by the two-year average of net operating assets. Net operating assets are defined as net total current assets, excluding cash and cash equivalents, less total current liabilities, excluding short-term debt, plus net PP&E.
Adjusted Net Operating Profit After-Tax: Calculated as operating income adjusted to exclude net FAS (service)/CAS pension adjustment, MTM expense and related tax impacts, as defined above, impacts related to transaction-related expenses, Orbital ATK intangible asset amortization and PP&E step-up depreciation, as defined above and approved by the Compensation Committee.

(1)For the 2018 LTIP grant, the financial scoring approach was finalized prior to the acquisition of Orbital ATK. This acquired business was established as a fourth business sector named Innovation Systems. As approved by the Compensation Committee, the legacy Innovation Systems business has been excluded from Adjusted Free Cash Flow before after-tax total pension funding for the three-year 2018-2020 performance period of the Adjusted Cumulative Free Cash Flow score.

A-2 I NOTICE OF 2021 ANNUAL MEETING OF SHAREHOLDERS AND PROXY STATEMENT

APPENDIX A - USE OF NON-GAAP FINANCIAL MEASURES
Reconciliation of Non-GAAP Financial Measures

	Total Year
($M)	2020	2019	2018
Adjusted free cash flow metrics
Net cash provided by operating activities	$4,305	$4,297	$3,827
Capital expenditures	(1,420)	(1,264)	(1,249)
Proceeds from sale of equipment to a customer	205	—	—
After-tax discretionary pension contributions	593	95	186
Adjusted free cash flow	$3,683	$3,128	$2,764
After-tax required pension contributions	65	70	60
Transaction-related expenses	32	89	36
Impacts related to Innovation Systems	(634)	(478)	(721)
Adjusted free cash flow before after-tax total pension funding	3,146	2,809	2,139
Adjusted cumulative free cash flow	$8,094	$—	$—
			Total Year
($M)			2020
Adjusted cash flow metrics
Net cash provided by operating activities			$4,305
After-tax discretionary pension contributions			593
Proceeds from sale of equipment to a customer			205
Transaction-related expenses			32
Adjusted cash provided by operating activities			$5,135

Earnings before income taxes			3,728
MTM expense			1,034
MTM-related deferred state tax benefit(1)			(54)
Net interest expense/(income)			587
Depreciation and amortization			993
Transaction-related expenses			32
Adjusted Earnings before interest, taxes, depreciation and amortization (Adjusted EBITDA)			$6,320
Adjusted Cash Flow from Operations Conversion			81.3%

Pension-adjusted metrics
Operating income			$4,065
Net FAS (service)/CAS pension adjustment			(418)
Innovation Systems intangible asset amortization and PP&E step-up depreciation			316
Transaction-related expenses			32
MTM-related deferred state tax benefit			(54)
Pension-adjusted operating income			$3,941
Pension-adjusted Operating Margin Rate			10.7%

Net earnings			$3,189
Net FAS (service)/CAS pension adjustment			(418)
Net FAS (non-service) pension benefit			(1,198)
Tax effect of net pension adjustment			339
After-tax net pension adjustment			(1,277)
Innovation Systems intangible asset amortization and PP&E step-up depreciation			316
Transaction-related expenses			32
Tax effect of items above			(73)
After-tax MTM adjustment			774
Pension-adjusted net income			$2,961
NOTICE OF 2021 ANNUAL MEETING OF SHAREHOLDERS AND PROXY STATEMENT I A-3

APPENDIX A - USE OF NON-GAAP FINANCIAL MEASURES

	Total Year
($M, except per share amount)	2020	2019	2018
Segment operating income
Sales	36,799	33,841	30,095
Operating income	$4,065	$3,969	$3,780
Operating margin rate	11.0%	11.7%	12.6%
Reconciliation to segment operating income
Net FAS (service)/CAS pension adjustment	(418)	(465)	(613)
Unallocated corporate expense	541	474	347
Segment operating income	$4,188	$3,978	$3,514

MTM-adjusted net earnings and MTM-adjusted diluted EPS
Net earnings	$3,189	$2,248	$3,229
MTM expense	1,034	1,800	655
MTM-related deferred state tax benefit(1)	(54)	(81)	(29)
Federal tax benefit of items above(2)	(206)	(361)	(131)
After-tax MTM adjustment	774	1,358	495
MTM-adjusted net earnings	$3,963	$3,606	$3,724

Diluted EPS	$19.03	$13.22	$18.49
MTM expense per share	6.17	10.59	3.76
MTM-related deferred state tax benefit per share	(0.32)	(0.48)	(0.17)
Federal tax benefit of items above per share	(1.23)	(2.12)	(0.75)
After-tax MTM adjustment per share	4.62	7.99	2.84
MTM-adjusted diluted EPS	$23.65	$21.21	$21.33
(1) MTM expense is expected to be deductible on our future state tax returns. The deferred state tax benefit was calculated using the company’s blended state tax rate of 5.25% in 2020 and 4.50% in 2019 and 2018 and included in Unallocated corporate expense within operating income.

(2) MTM expense is expected to be deductible on our future federal tax returns. The federal tax benefit in each period was calculated by subtracting the deferred state tax benefit from MTM expense and applying the 21% federal statutory rate.
A-4 I NOTICE OF 2021 ANNUAL MEETING OF SHAREHOLDERS AND PROXY STATEMENT

NORTHROP GRUMMAN

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NORTHROP GRUMMAN

VOTE

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Online
Go to **www.envisionreports.com/noc** or scan the QR code — login details are located in the shaded bar below.

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Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. X

Annual Meeting Proxy Card

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals - The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposals 2 and 3.

1. Election of Directors:
	For Against Abstain		For Against Abstain		For Against Abstain
01 - Kathy J. Warden	□____□____□	02 - David P. Abney	□____□____□	03 - Marianne C. Brown	□____□____□
04 - Donald E. Felsinger	□____□____□	05 - Ann M. Fudge	□____□____□	06 - William H. Hernandez	□____□____□
07 - Madeleine A. Kleiner	□____□____□	08 - Karl J. Krapek	□____□____□	09 - Gary Roughead	□____□____□
10 - Thomas M. Schoewe	□____□____□	11 - James S. Turley	□____□____□	09 - Mark A. Welsh III	□____□____□

For Against Abstain
2. Proposal to approve, on an advisory basis, the compensation of the Company's Named Executive Officers.					□____□____□
For Against Abstain
3. Proposal to ratify the appointment of Deloitte & Touche LLP as the Company's Independent Auditor for fiscal year ending December 31, 2021.					□____□____□

The Board of Directors recommends a vote AGAINST Proposals 4 and 5.					For Against Abstain
4. Shareholder proposal that the Company assess and report on potential human rights impacts that could result from governments' use of the Company's products and services, including in conflict-affected areas.					□____□____□
For Against Abstain
5. Shareholder proposal to move to a 10% ownership threshold for shareholders to request action by written consent.					□____□____□
B Authorized Signatures - This section must be completed for your vote to be counted. Please date and sign below.
Please sign exactly as name(s) appears hereon. Joint owners should each sign.
When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) - Please print date below.	Signature 1 - Please keep signature within the box.	Signature 2 - Please keep signature within the box.

The 2021 Annual Meeting of Shareholders of Northrop Grumman will be held on
May 19, 2021 at 8:00 a.m. Eastern Time, virtually via the internet at www.meetingcenter.io/241697037.

To access the virtual meeting, you must have the information that is printed in the shaded bar located on the reverse side of this form.

The password for this meeting is - NOC2021

ANNUAL MEETING OF SHAREHOLDERS

MAY 19, 2021, 8:00 A.M., Eastern Time
This Proxy/Voting Instruction Card is Solicited on Behalf of The Board of Directors for the 2021 Annual Meeting of Shareholders
The undersigned hereby constitutes and appoints Sheila C. Cheston and Jennifer C. McGarey, and each of them, attorneys and proxies with full power of substitution, to represent the undersigned and to vote all shares of Common Stock, $1.00 par value, of Northrop Grumman Corporation (the “Company”), that the undersigned would be entitled to vote if present at the 2021 Annual Meeting of Shareholders of the Company to be held virtually on Wednesday, May 19, 2021, at 8:00 a.m. (Eastern Time), and at any and all adjournments or postponements thereof (the “Meeting”), as herein specified and in such proxyholder’s discretion upon any other matter that may properly come before the Meeting including without limitation to vote on the election of such substitute nominees as such proxies may select in the event nominee(s) named on their card become(s) unable to serve as director. By granting this proxy, the undersigned hereby revokes any proxy previously granted by the undersigned.
THIS PROXY WILL BE VOTED AS DIRECTED. IF NOT OTHERWISE DIRECTED, THIS PROXY WILL BE VOTED “FOR” THE NOMINEES LISTED UNDER PROPOSAL 1, “FOR” PROPOSALS 2 AND 3 AND “AGAINST” PROPOSALS 4 AND 5.
PLEASE MARK, DATE AND SIGN THIS PROXY AND RETURN IT PROMPTLY, EVEN IF YOU PLAN TO ATTEND THE ANNUAL MEETING.
If shares are held on your behalf under any of the Company Savings Plans, the proxy serves to provide confidential instructions to the plan Trustee or Voting Manager who then votes the shares. Instructions must be received by 11:59 p.m. Eastern Time on May 16, 2021 to be included in the tabulation to the plan Trustee or Voting Manager. For shares represented by proxies not received by this date, the applicable plan Trustee or Voting Manager will treat the received proxies as instructions to vote the respective plan shares in the same proportion as shares held under the plan for which voting instructions have been received, unless contrary to the Employment Retirement Income Security Act.
(Continued and to be signed on the other side)
C Non-Voting Items
Change of Address - Please print new address below.

Using a **black ink** pen, mark your votes with an **X** as shown in this example.
Please do not write outside the designated areas.

X

Annual Meeting Proxy Card

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals - The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposals 2 and 3.

1. Election of Directors:
	For Against Abstain		For Against Abstain		For Against Abstain
01 - Kathy J. Warden	□____□____□	02 - David P. Abney	□____□____□	03 - Marianne C. Brown	□____□____□
04 - Donald E. Felsinger	□____□____□	05 - Ann M. Fudge	□____□____□	06 - William H. Hernandez	□____□____□
07 - Madeleine A. Kleiner	□____□____□	08 - Karl J. Krapek	□____□____□	09 - Gary Roughead	□____□____□
10 - Thomas M. Schoewe	□____□____□	11 - James S. Turley	□____□____□	09 - Mark A. Welsh III	□____□____□

For Against Abstain
2. Proposal to approve, on an advisory basis, the compensation of the Company's Named Executive Officers.					□____□____□
For Against Abstain
3. Proposal to ratify the appointment of Deloitte & Touche LLP as the Company's Independent Auditor for fiscal year ending December 31, 2021.					□____□____□

The Board of Directors recommends a vote AGAINST Proposals 4 and 5.					For Against Abstain
4. Shareholder proposal that the Company assess and report on potential human rights impacts that could result from governments' use of the Company's products and services, including in conflict-affected areas.					□____□____□
For Against Abstain
5. Shareholder proposal to move to a 10% ownership threshold for shareholders to request action by written consent.					□____□____□
B Authorized Signatures - This section must be completed for your vote to be counted. Please date and sign below.
Please sign exactly as name(s) appears hereon. Joint owners should each sign.
When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) - Please print date below.	Signature 1 - Please keep signature within the box.	Signature 2 - Please keep signature within the box.

ANNUAL MEETING OF SHAREHOLDERS

MAY 19, 2021, 8:00 A.M., Eastern Time
This Proxy/Voting Instruction Card is Solicited on Behalf of The Board of Directors for the 2021 Annual Meeting of Shareholders
The undersigned hereby constitutes and appoints Sheila C. Cheston and Jennifer C. McGarey, and each of them, attorneys and proxies with full power of substitution, to represent the undersigned and to vote all shares of Common Stock, $1.00 par value, of Northrop Grumman Corporation (the “Company”), that the undersigned would be entitled to vote if present at the 2021 Annual Meeting of Shareholders of the Company to be held virtually on Wednesday, May 19, 2021, at 8:00 a.m. (Eastern Time), and at any and all adjournments or postponements thereof (the “Meeting”), as herein specified and in such proxyholder’s discretion upon any other matter that may properly come before the Meeting including without limitation to vote on the election of such substitute nominees as such proxies may select in the event nominee(s) named on their card become(s) unable to serve as director. By granting this proxy, the undersigned hereby revokes any proxy previously granted by the undersigned.
THIS PROXY WILL BE VOTED AS DIRECTED. IF NOT OTHERWISE DIRECTED, THIS PROXY WILL BE VOTED “FOR” THE NOMINEES LISTED UNDER PROPOSAL 1, “FOR” PROPOSALS 2 AND 3 AND “AGAINST” PROPOSALS 4 AND 5.
PLEASE MARK, DATE AND SIGN THIS PROXY AND RETURN IT PROMPTLY, EVEN IF YOU PLAN TO ATTEND THE ANNUAL MEETING.
If shares are held on your behalf under any of the Company Savings Plans, the proxy serves to provide confidential instructions to the plan Trustee or Voting Manager who then votes the shares. Instructions must be received by 11:59 p.m. Eastern Time on May 16, 2021 to be included in the tabulation to the plan Trustee or Voting Manager. For shares represented by proxies not received by this date, the applicable plan Trustee or Voting Manager will treat the received proxies as instructions to vote the respective plan shares in the same proportion as shares held under the plan for which voting instructions have been received, unless contrary to the Employment Retirement Income Security Act.
(Continued and to be signed on the other side)

Important Notice Regarding the Availability of Proxy Materials for the
Northrop Grumman Corporation Meeting of Shareholders to be Held on May 19, 2021
Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual shareholders’ meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and virtual location of the annual meeting are on the reverse side. Your vote is important!
This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The 2021 Proxy Statement and 2020 Annual Report to shareholders are available at:

Northrop Grumman Corporation’s Annual Meeting of Shareholders will be held on May 19, 2021 at 8:00 a.m. Eastern Time, virtually via the internet at www.meetingcenter.io/241697037. To access the virtual meeting, you must have the information that is printed in the shaded bar located on the reverse side of this form. The password for this meeting is - NOC2021.

Proposals to be voted on at the meeting are listed below along with the Board of Directors’ recommendations.

The Board of Directors recommends that you vote FOR proposals 1-3.

1.Election of the following 12 nominees as Directors:
    Kathy J. Warden, David P. Abney, Marianne C. Brown, Donald E. Felsinger, Ann M. Fudge, William H. Hernandez,
    Madeleine A. Kleiner, Karl J. Krapek, Gary Roughead, Thomas M. Schoewe, James S. Turley, and Mark A. Welsh III.

2.Proposal to approve, on an advisory basis, the compensation of the Company’s Named Executive Officers.

3.Proposal to ratify the appointment of Deloitte & Touche LLP as the Company’s Independent Auditor for fiscal year ending December 31, 2021.

The Board of Directors recommends that you vote AGAINST proposals 4 and 5.

4.Shareholder proposal that the Company assess and report on potential human rights impacts that could result from governments' use of the Company's products and services, including in conflict-affected areas.

5.Shareholder proposal to move to a 10% ownership threshold for shareholders to request action by written consent.

PLEASE NOTE - YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must vote online or by telephone (1-800-652-VOTE (8683)) or request a paper copy of the proxy materials to receive a proxy card.

NORTHROP GRUMMAN

Dear [Shareholder],

For information about accessing the virtual meeting and other logistical details, please review the meeting materials.

You can now access the meeting materials and vote your shares online.

Review meeting materials and proposals

Cast your **vote**

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YOUR VOTE IS VERY IMPORTANT. PLEASE VOTE.

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April 2, 2021

Information Regarding Your Northrop Grumman Shares — Your Vote Is Important

To Northrop Grumman Employees:

Northrop Grumman filed its proxy statement today for the 2021 Annual Meeting of Shareholders. The meeting will be held virtually on May 19, 2021. The 2021 proxy statement and 2020 annual report are now available online.

Many of you hold Northrop Grumman shares through one of the company’s savings plans. As shareholders, you have the right to vote on matters that impact the company. Your vote on these matters is important, and Northrop Grumman encourages you to vote your shares.

Northrop Grumman employees who hold these shares as participants in the Northrop Grumman Savings Plan or the Northrop Grumman Financial Security and Savings Program should receive an email tonight from the company’s transfer agent, Computershare. This email will be sent to your email address on record (either personal or company email) and will contain important instructions for viewing the proxy statement and annual report and for voting your shares.

This email is an important communication approved by Northrop Grumman. The subject line of the email will read, “Northrop Grumman Corporation Proxy Meeting Materials.” Note that the “EXT” warning tag, which appears in the subject line of emails originating outside of Northrop Grumman, will be removed for this message coming directly from Computershare. If you do not receive this email, or if you have any questions, please contact Computershare at 877-498-8861.

Northrop Grumman values your input as shareholders. Please ensure that your shares are represented at the 2021 Annual Meeting.